As filed with the Securities and Exchange Commission on April 17, 2020

Securities Act File No. 333-236972

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 1	☒

COLUMBIA ACORN TRUST

(Exact Name of Registrant as Specified in Charter)

27 West Monroe Street, Suite 3000

Chicago, Illinois 60606

Telephone number: 312.634.9200

Ryan C. Larrenaga, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, Massachusetts 02110	Matthew A. Litfin Louis J. Mendes Columbia Acorn Trust 71 S. Wacker, 25th Floor Chicago, Illinois 60606	Mary C. Moynihan Perkins Coie LLP 700 13th Street, N.W., Suite 800 Washington, D.C. 20005

(Name and Address of Agents for Service)

TITLE OF SECURITIES BEING REGISTERED:

Class A, Class Adv, Class C, Class Inst, Class Inst2 and Class Inst3 shares of Columbia Acorn Fund, a series of the Registrant.

Class A, Class Adv, Class C, Class Inst, Class Inst2 and Class Inst3 shares of Columbia Acorn International, a series of the Registrant.

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective immediately pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

Columbia Acorn Trust

Columbia Acorn Select

Columbia Acorn Emerging Markets Fund

COMBINED INFORMATION STATEMENT/PROSPECTUS

April 17, 2020

Columbia Wanger Asset Management, LLC (“Columbia Wanger” or the “Investment Manager”) and its affiliates have recommended a series of mutual fund liquidations and reorganizations (the “Proposals”) as part of an initiative to streamline the product offerings of the mutual funds managed Columbia Wanger or its affiliates (the “Columbia Funds”). As part of this initiative, the board of trustees of the funds listed above (each, a “Target Fund” and collectively, the “Target Funds”) has approved Proposals to reorganize each of the Target Funds into another Columbia Fund (each, an “Acquiring Fund” and together, the “Acquiring Funds”). The Target Funds and Acquiring Funds are referred to individually as a “Fund” and collectively as the “Funds.” No shareholder approval is required to effect the reorganization of the Target Funds into the corresponding Acquiring Funds (each, a “Reorganization” and collectively, the “Reorganizations”), which are scheduled to be completed on or about July 11, 2020.

This is a brief overview of the Reorganization of your Target Fund. We encourage you to read the full text of the enclosed Combined Information Statement/Prospectus to obtain detailed information with respect to the Reorganization for your Target Fund. THE FUNDS ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUNDS WITH RESPECT TO THE REORGANIZATIONS.

Q: What information is included in the Combined Information Statement/Prospectus?

The enclosed Combined Information Statement/Prospectus provides information about the Reorganization of your Target Fund, and information about the shares that you will receive as a result of the Reorganization. Although the Combined Information Statement/Prospectus includes information that you should review and keep for future reference, it is not a solicitation of a proxy from you.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of the fund being reorganized will hold shares of the respective acquiring fund.

Q: Do I need to take any action in connection with the Reorganizations?

No. In accordance with the Funds’ Agreement and Declaration of Trust and applicable state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940), each Reorganization may be effected without the approval of shareholders of a Fund. Your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization for your Fund. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganizations. The aggregate net asset value (the “NAV”) of the Acquiring Fund shares you receive in the Reorganization will be equal to the aggregate NAV of the shares you own in the applicable Target Fund immediately prior to such Reorganization. If you sell your shares or are otherwise no longer a shareholder of the Target Fund as of the closing, this transaction will not impact you.

Q: Which funds are being reorganized?

The Combined Information Statement/Prospectus provides information about the Reorganization of the Target Funds into the Acquiring Funds, as noted in the table below:

Target Fund	Acquiring Fund
Columbia Acorn Select	Columbia Acorn Fund
Columbia Acorn Emerging Markets Fund	Columbia Acorn International

Q: Why did the Adviser propose the Reorganizations?

The Investment Manager proposed the Reorganizations primarily in order to streamline the product offerings of the Columbia Funds, so that management, distribution and other resources can be focused more effectively on a smaller group of Columbia Funds. Further, the Reorganization of each Target Fund into its respective Acquiring Fund will enable shareholders of each Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment objective. As noted below, it is expected that following each Reorganization, the expenses borne by Target Fund shareholders as shareholders of the Acquiring Fund will be the same as or lower than the expenses they currently bear as shareholders of the Target Fund. See “Will there be any changes to my fees and expenses as a result of the Reorganization?” below.

Q: Why did the Board approve the Reorganizations?

Among the Board’s considerations in approving the Reorganizations were the following: (i) the Reorganization of each Target Fund into its respective Acquiring Fund will enable shareholders of each Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment objective; (ii) the operating expenses that shareholders of each Fund will experience as shareholders of the applicable Acquiring Fund after the Reorganization are expected to, on a net basis, stay the same or decrease; (iii) the historical performance, current and historic asset levels and flows, and portfolio overlap of each Target Fund and Acquiring Fund; (iv) the brokerage transaction costs associated with any portfolio repositioning before and after the closing of each Reorganization; and (v) alternatives to each Reorganization, including liquidation, and the likelihood that each Target Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization. The Board’s considerations in approving the Reorganizations are described in more detail in the section of the Combined Information Statement/Prospectus entitled “Section B—Additional Information About the Reorganizations—Board Considerations.”

Q: Will the portfolio manager or investment manager of my fund change as a result of the Reorganizations?

The Funds have the same investment manager. The portfolio managers of each Acquiring Fund are different than the portfolio managers for each Target Fund. The portfolio managers of each Acquiring Fund will continue to manage the Acquiring Fund following the Reorganizations. Columbia Wanger will continue to serve as the investment manager to each Acquiring Fund following the Reorganizations. Information about the portfolio managers who will manage each Acquiring Fund following the Reorganizations is included in the section of the Combined Information Statement/Prospectus entitled “Section C –Additional Information Applicable to the Acquiring Funds.”

Q: Will there be any changes to the options or services associated with my account as a result of the Reorganizations?

No. Account-level features and options such as dividend distributions, dividend diversification, automatic investment plans, systematic withdrawals and dollar cost averaging currently set up with your Target Fund for your Target Fund account will automatically carry over from accounts in each Target Fund to accounts in each Acquiring Fund. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

Q: What are the costs of the Reorganizations?

You will not pay any sales charges in connection with the acquisition of shares of the Acquiring Funds issued in the Reorganizations. Reorganization costs will be allocated among the Funds as provided in the Agreement and Plan of Reorganization (the “Agreement”). The Agreement provides that the Acquiring Funds will bear certain Reorganization-related compliance testing costs associated with the Reorganizations and that all other costs of the Reorganizations will be allocated to the Target Funds. Other costs of the Reorganizations include legal fees, auditor fees, printing and mailing costs. The Agreement provides that, for each Fund, Reorganization costs will be limited to an amount that is not more than the anticipated reduction in expenses expected to be realized by the Fund’s shareholders during the first year following the Reorganizations. Any amounts in excess of this limit will be borne by the Investment Manager. Reorganization costs are estimated to be $100,318 for Columbia Acorn Select and $95,461 for Columbia Acorn Emerging Markets Fund. After the application of the limitation described above, the Acquiring Funds are not expected to bear costs associated with the Reorganizations. Should any Reorganization fail to occur, the Investment Manager will bear all costs associated with that Reorganization.

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Q: Will there be any costs associated with portfolio repositioning?

Yes. Reorganization costs do not include repositioning costs arising from sales of portfolio assets of a Target Fund by the Acquiring Fund after the Reorganization, which will be borne by the Acquiring Fund. If the Reorganization had occurred as of September 30, 2019, it is estimated that approximately 20% of the Columbia Acorn Select’s investment portfolio would have been sold by the Acquiring Fund and the Acquiring Fund would have borne approximately $20,619 in transaction costs. If the Reorganization had occurred as of September 30, 2019, it is estimated that approximately 20% of the Columbia Acorn Emerging Markets Fund’s investment portfolio would have been sold by the Acquiring Fund and the Acquiring Fund would have borne approximately $17,053 in transaction costs. The actual transaction costs will vary based on the degree of portfolio overlap between each Target Fund and its Acquiring Fund at the time of its Reorganization and on market conditions at the time of sale. Actual transaction costs may vary significantly under volatile market conditions such as those experienced during the first quarter of 2020 arising from the public health crisis caused by the novel coronavirus known as COVID-19. Repositioning costs are described in more detail in the section of the Combined Information Statement/Prospectus entitled “Section A – Reorganizations – Synopsis – Comparison of Fees and Expenses – Portfolio Turnover” with respect to each Reorganization.

Q: What are the U.S. federal income tax consequences of the Reorganizations?

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not recognize gain or loss as a direct result of a Reorganization and that neither Target Fund will recognize gain or loss as a direct result of a Reorganization, except that gain or loss may be recognized by a Target Fund with respect to assets as to which unrealized gain or loss is required to be recognized under federal income tax principles at the termination of a taxable year or upon the transfer of such assets regardless of whether such transfer would otherwise be a non-taxable transaction, as described in more detail in the section of the Combined Information Statement/Prospectus entitled “Section B – Additional Information About the Reorganizations – U.S. Federal Income Tax Status of the Reorganizations.” A portion of the portfolio assets of a Target Fund may be sold by the applicable Acquiring Fund following the Reorganization. All such sales will cause such Acquiring Fund to incur transaction costs and may result in a taxable distribution to shareholders. Additionally, because each Reorganization will end the tax year of the applicable Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, income and capital gains resulting from portfolio turnover prior to consummation of the Reorganization.

Q: Will there be any changes to my fees and expenses as a result of the Reorganizations?

Yes. It is expected that, following the Reorganizations, the expenses borne by Target Fund shareholders as shareholders of the Acquiring Fund will be the same as or lower than the expenses they currently bear. Any expense savings will be realized only after recoupment of the costs of the Reorganizations borne by the Funds. See Combined Information Statement/Prospectus under “Section A – Information on the Reorganizations – Synopsis – Comparison of Fees and Expenses.”

Q: Whom should I call if I have questions?

If you have questions about either of the Reorganizations described in the Combined Information Statement/Prospectus, please call Computershare Fund Services, toll free at (888) 916-1754. Shareholders of Target Funds for which a Reorganization is effected within 60 days following the completion of its fiscal year or half year may call (800) 345-6611 to request, at no charge, a copy of the Target Fund’s final report to shareholders for that period.

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April 17, 2020

Dear Shareholder,

As Co-Presidents of the Target Funds listed below, we are writing to provide important information about reorganizations that will affect your investment in one or both of the Columbia Acorn Target Funds listed below. As previously communicated in a supplement to your Target Fund’s prospectus Columbia Wanger Asset Management, LLC (“Columbia Wanger” or the “Investment Manager”) proposed to the board of trustees of the Target Funds (the “Board”) the reorganization of certain funds managed by the Investment Manager (each, a “Reorganization” and collectively, the “Reorganizations”), and the Board unanimously approved the Reorganizations.

The enclosed Combined Information Statement/Prospectus provides information about the Reorganizations of the Target Funds into other Columbia Acorn Funds (each, an “Acquiring Fund” and together, the “Acquiring Funds”) managed by Columbia Wanger. Under the Agreement and Plan of Reorganization, each Target Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund, as indicated below, in exchange for shares of the corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund. Each Reorganization is scheduled to close on or about July 11, 2020.

The table below shows each Target Fund and the corresponding Acquiring Fund for each Reorganization:

Target Fund	Acquiring Fund
Columbia Acorn Select	Columbia Acorn Fund
Columbia Acorn Emerging Markets Fund	Columbia Acorn International

The Investment Manager and its affiliates proposed the Reorganizations in order to streamline the product offerings of the mutual funds managed by the Investment Manager and its affiliates (the “Columbia Funds”), so that management, distribution and other resources can be focused more effectively on a smaller group of Columbia Funds. The Reorganization of each Target Fund into the Acquiring Fund will enable shareholders of each Target Fund to invest in a larger, potentially more efficient portfolio while continuing to pursue a similar investment objective.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT A REORGANIZATION. Your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization for your Target Fund. We are not asking you for a proxy and you are requested not to send us a proxy.

Please carefully read the enclosed Combined Information Statement/Prospectus, as it discusses the Reorganizations in more detail. If you sell your shares or are otherwise no longer a shareholder of the Target Fund as of the closing date, this transaction will not impact you. If you have questions, please call Computershare Fund Services, toll free at (888) 916-1754.

Sincerely,

Matthew A. Litfin, Co-President, Columbia Acorn Trust
Louis J. Mendes, Co-President, Columbia Acorn Trust

Columbia Acorn Trust

Columbia Acorn Select

Columbia Acorn Emerging Markets Fund

(Each, a “Target Fund” and collectively, the “Target Funds”)

COMBINED INFORMATION STATEMENT/PROSPECTUS

Dated April 17, 2020

This document is an information statement for each Target Fund and a prospectus for each Acquiring Fund (as defined below). The mailing address and telephone number of each Target Fund and each Acquiring Fund (each, a “Fund” and collectively, the “Funds”) is c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City MO 64121-9104 and 800-345-6611. This Combined Information Statement/Prospectus contains information you should know about the reorganizations (each, a “Reorganization” and collectively, the “Reorganizations”), with respect to your Target Fund, as indicated below. You should read this document carefully and retain it for future reference.

This Combined Information Statement/Prospectus is being mailed on or about April 22, 2020.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. In accordance with each Fund’s Agreement and Declaration of Trust and applicable state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, (the “1940 Act”)), each Reorganization has been approved the board of trustees of Columbia Acorn Trust and will be effected without the approval of shareholders.

Each of the Funds is a registered open-end management investment company (or a series thereof).

Where to Get More Information

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Information Statement/Prospectus by reference:

•	the Statement of Additional Information of the Acquiring Funds relating to the Reorganizations (the “Reorganization SAI”), dated April 17, 2020;

Columbia Acorn Select (SEC file nos. 002-34223 and 811-01829)

•	the Prospectus of Columbia Acorn Select, dated May 1, 2019, as supplemented to date;

•	the Statement of Additional Information of Columbia Acorn Select, dated May 1, 2019, as supplemented to date; and

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Acorn Select for the fiscal year ended December 31, 2019.

Columbia Acorn Emerging Markets Fund (SEC file nos. 002-34223 and 811-01829)

•	the Prospectus of Columbia Acorn Emerging Markets Fund, dated May 1, 2019, as supplemented to date;

•	the Statement of Additional Information of Columbia Acorn Emerging Markets Fund, dated May 1, 2019, as supplemented to date; and

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Acorn Emerging Markets Fund for the fiscal year ended December 31, 2019.

Columbia Acorn Fund and Columbia Acorn International (SEC file nos. 002-34223 and 811-01829)

•

the Report of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of Columbia Acorn Trust for the fiscal year ended December 31, 2019.

For a free copy of any of the documents listed above and/or to ask questions about this Combined Information Statement/Prospectus, please call Computershare Fund Services, toll free at (888) 916-1754.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials and other information with the SEC. Copies of these reports, proxy materials and other information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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SECTION A — INFORMATION ON THE REORGANIZATIONS

The following information describes the reorganization (each a “Reorganization” and collectively, the “Reorganizations”) of Columbia Acorn Select and Columbia Acorn Emerging Markets Fund (each a “Target Fund and collectively the “Target Funds”) into Columbia Acorn Fund and Columbia Acorn International, respectively, (each an “Acquiring Fund and collectively, the “Acquiring Funds”). The Target Funds and the Acquiring Funds are referred to individually as a “Fund” and collectively as the “Funds”.

SUMMARY

Columbia Wanger Asset Management, LLC (“Columbia Wanger” or the “Investment Manager”) and its affiliates have recommended a series of mutual fund liquidations and reorganizations as part of an initiative to streamline the product offerings of the mutual funds managed by the Investment Manager and its affiliates (the “Columbia Funds”). Reducing the number of Columbia Funds would allow management, distribution and other resources to be focused more effectively on a smaller group of Columbia Funds and is intended to enhance the Funds’ prospects for attracting additional assets by more effectively differentiating the Funds for investors (which may lead to a more concentrated selling effort). As part of this initiative, the board of trustees (the “Board”) of the Target Funds has approved proposals to reorganize each of the Target Funds into the corresponding Acquiring Fund. Each Reorganization is scheduled to close on or about July 11, 2020.

This Combined Information Statement/Prospectus provides information about the Reorganization of each Target Fund into the corresponding Acquiring Fund. The following is a summary of the Reorganizations. More complete information appears later in this Combined Information Statement/Prospectus. You should carefully read the entire Combined Information Statement/Prospectus and the exhibits because they contain details that are not included in this summary.

How Each Reorganization Will Work

•

Pursuant to an Agreement and Plan of Reorganization (the “Agreement”), the Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (“Acquisition Shares”) and the Acquiring Fund’s assumption of all obligations and liabilities of the Target Fund. Immediately after the closing, each Target Fund will liquidate and distribute pro rata to shareholders of record of each class of its shares the Acquisition Shares of the corresponding class of shares received by the Target Fund.

•

Each Acquiring Fund will issue Acquisition Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the corresponding Target Fund, net of liabilities and any expenses of the Reorganization payable by the Target Fund. Acquisition Shares of each class of shares of the corresponding Acquiring Fund will be distributed to the shareholders of the corresponding class of shares of such Target Fund in proportion to their holdings of such class of such Target Fund. Shareholders of each Target Fund will receive the same class of shares of the Acquiring Fund as they own in the Target Fund at the time of the Reorganization. For example, holders of Class A shares of a Target Fund will receive Class A shares of the Acquiring Fund with the same aggregate net asset value as the aggregate net asset value of their Target Fund Class A shares. While the aggregate net asset value of your shares will not change as a result of the Reorganization, the number of shares you hold may differ based on each Fund’s net asset value.

•

The Acquiring Funds will bear the costs of certain Reorganization-related testing conducted by the Funds’ auditors in connection with the Reorganization. All other costs of the Reorganizations will be borne by the Target Funds in accordance with the Agreement and Plan of Reorganization (the “Agreement”). The Funds will bear Reorganization costs only to the extent they are offset by the anticipated reduction in expenses expected to be realized by the Fund’s shareholders during the first year following the Reorganization. Any amounts in excess of this limit will be borne by the Investment Manager. A portion of the portfolio assets of a Target Fund may be sold by the Acquiring Fund after the Reorganization. Reorganization costs do not include portfolio transaction costs. Any such sales will cause the Acquiring Fund to incur transaction costs and may result in a taxable distribution to shareholders. Such transaction costs are described in more detail in the section of the Combined Information Statement/Prospectus entitled “Section A – Information on the Reorganizations – Synopsis – Comparison of Fees and Expenses – Portfolio Turnover” with respect to each Reorganization.

•

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. Accordingly, it is expected that Target Fund shareholders will not recognize gain or loss as a direct result of a Reorganization and that neither Target Fund will recognize gain or loss as a direct result of a Reorganization, except that gain or loss may be recognized by a Target Fund with respect to assets as to which unrealized gain or loss is required to be recognized under federal income tax principles at the termination of a taxable year or upon the transfer of such assets regardless of whether such transfer would otherwise be a non-taxable transaction, as described in more detail in the section of this Combined Information Statement/Prospectus entitled “Section B – Additional Information About the Reorganizations – U.S. Federal Income Tax Status of the Reorganizations.”

•

As part of the Reorganization of your Target Fund, systematic transactions (such as bank authorizations and systematic payouts) currently set up with your Target Fund for your Target Fund account will be transferred to your new Acquiring Fund account. If you purchase shares through a broker-dealer or other financial intermediary, please contact your financial intermediary for additional details.

•

Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in connection with the Reorganization. Sales charges will apply to subsequent purchases unless a sales charge waiver applies.

•	After a Reorganization is completed, Target Fund shareholders will be shareholders of the same class of shares of the applicable Acquiring Fund and the Target Fund will be dissolved.

U.S. Federal Income Tax Consequences

Each Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Target Fund and the corresponding Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will qualify as a tax-free reorganization, as described in more detail in the section entitled “Section B – Additional Information About the Reorganizations – U.S. Federal Income Tax Status of the Reorganizations.” Accordingly, subject to the limited exceptions described in that section, no gain or loss is expected to be recognized by any Target Fund or its shareholders as a direct result of its Reorganization. A portion of the portfolio assets of a Target Fund may be sold by the Acquiring Fund after a Reorganization. The actual tax effect of such sales will depend on the difference between the price at which such portfolio assets are sold and the tax basis of an Acquiring Fund in such assets and the holding period of such assets. Capital gains recognized in all such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Additionally, because each Reorganization will end the tax year of the applicable Target Fund, it will accelerate distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable, and will include any distributable, but not previously distributed, income and capital gains resulting from portfolio turnover prior to consummation of the Reorganization. At any time prior to a Reorganization, a shareholder may redeem shares of a Target Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Target Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be currently taxable to the shareholder if those amounts remain in the non-taxable account.

A Target Fund shareholder’s aggregate tax basis in the Acquisition Shares is expected to carry over from the shareholder’s Target Fund shares, and a Target Fund shareholder’s holding period in the Acquisition Shares is expected to include the shareholder’s holding period in the Target Fund shares.

For more information about the U.S. federal income tax consequences of the Reorganizations, see the section entitled “Section B – Additional Information About the Reorganizations – U.S. Federal Income Tax Status of the Reorganizations.” For more information regarding repositioning costs, see the section captioned “portfolio turnover” within the synopsis for each Reorganization.

Costs of the Reorganizations

Each Target Fund will and each Acquiring Fund may bear a portion of the out-of-pocket expenses associated with its Reorganization, as set forth below. The Agreement provides that the Acquiring Funds will bear the costs of certain Reorganization-related testing conducted by the Funds’ auditors in connection with the Reorganizations and that all other Reorganization costs will be allocated between the Target Funds in accordance with Agreement. Reorganization costs allocated to the Target Fund include, but are not limited to: (1) the expenses associated with the preparation, printing and mailing of this Combined Information Statement/Prospectus, other shareholder communications and any filings with the Securities and Exchange Commission (the “SEC”) and/or other governmental authorities in connection with the Reorganizations; and (2) legal, audit, custodial and other fees incurred in connection with the Reorganizations (the “Reorganization Costs”). Fees and expenses incurred directly by a Target Fund are allocated to that Fund. Fees and expenses incurred on behalf of multiple Target Funds, such as legal fees and the costs of preparing the Combined Information Statement/Prospectus, will be allocated between participating Target Funds equally. The Agreement provides that the each Fund will bear Reorganization Costs to the extent that such fees and expenses do not exceed the anticipated reduction in expenses that shareholders of the Fund are expected to realize during the first year following the Reorganization. One-year cost savings are determined at the share class level for each Fund by comparing the net expense ratio pre-Reorganization to the net expense ratio post-Reorganization, as set forth below in “Section A—Information on the Reorganizations—Synopsis—Comparison of Fees and Expenses”. Any amounts in excess of this limit will be borne by the Investment Manager. Should any Reorganization fail to occur, the Investment Manager will bear all costs associated with that Reorganization.

The estimated Reorganization Costs expected to be borne by each Target Fund and Acquiring Fund, stated as an aggregate dollar amount and on a per-share basis based on shares outstanding as of December 31, 2019, are set forth below:

	Costs Estimated to be Borne
	Total	Per Share
Reorganization 1
Columbia Acorn Select	$100,318	$0.0052
Columbia Acorn Fund	—	—
Reorganization 2
Columbia Acorn Emerging Markets Fund	$95,461	$0.0219
Columbia Acorn International	—	—

Based on the operating expense ratios shown in the Fees and Expenses section for the Acquiring Funds, it is projected that, after the Reorganizations, assuming both Reorganizations are consummated, each class of each Target Fund will benefit from expense savings that will offset the allocated Reorganization expenses. The time period estimated to recoup such costs is as follows:

Number of Months
Reorganization 1
Columbia Acorn Select	8
Columbia Acorn Fund	—
Reorganization 2
Columbia Acorn Emerging Markets Fund	6
Columbia Acorn International	—

If a Target Fund shareholder redeems his or her Acquisition Shares prior to such time, the shareholder may not fully benefit from the projected expense savings of the Reorganization.

SYNOPSIS OF REORGANIZATION 1: COMPARISON OF COLUMBIA ACORN SELECT AND COLUMBIA ACORN FUND

Comparison of the Target Fund and the Acquiring Fund

The Target Fund and the Acquiring Fund1:

•	Have the same investment objective; however, each Fund is permitted to employ different investment strategies and policies to pursue its investment objective, as discussed in more detail below.

•

Have the same policies for buying and selling shares and the same exchange rights. Please see “Section C – Additional Information Applicable to the Acquiring Funds” for a description of these policies for the Acquiring Fund.

•	Have the same fiscal year end, December 31.

•

Are structured as series of the same open-end management investment company organized as a Massachusetts business trust. Please see Exhibit B to this Combined Information Statement/Prospectus for more information regarding the rights of shareholders.

•	Have the same investment manager – Columbia Wanger.

Comparison of Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The purpose of the tables below is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution may be required to pay a commission to the financial intermediary for effecting such transactions. Such commission rates are set by the financial intermediary and are not reflected in the tables or the example below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. (the “Distributor”).

The information in the table reflects the fees and expenses for each Fund’s fiscal year ended December 31, 2019 and the pro forma expenses for the fiscal year ended December 31, 2019 for the combined fund following the Reorganization.

Such information is based on current fees and expenses and assets as of the Funds’ December 31, 2019 fiscal year end. Actual fees and expenses of the combined Fund will be based on the Fund’s asset levels following the Reorganization. The assets of the Funds will vary based on market conditions, redemptions and other factors, including market volatility resulting from the COVID-19 public health crisis.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class Adv	Class C		Class Inst	Class Inst2	Class Inst3
Both Funds (Current and Pro Forma)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		None	None		None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	None	1.00	%(b)	None	None	None

[1]	For purposes of this section only the “Target Fund” refers to Columbia Acorn Select and the “Acquiring Fund” refers to Columbia Acorn Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3
Columbia Acorn Select (Current)
Management fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(c)	0.28%	0.28%	0.28%	0.28%	0.21%	0.16%
Total annual Fund operating expenses(d)	1.38%	1.13%	2.13%	1.13%	1.06%	1.01%
Columbia Acorn Fund (Current)
Management fees	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(c)	0.19%	0.19%	0.19%	0.19%	0.16%	0.11%
Total annual Fund operating expenses(e)	1.11%	0.86%	1.86%	0.86%	0.83%	0.78%
Columbia Acorn Fund (Pro Forma)
Management fees	0.67%	0.67%	0.67%	0.67%	0.67%	0.67%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(c)	0.19%	0.19%	0.19%	0.19%	0.16%	0.11%
Total annual Fund operating expenses	1.11%	0.86%	1.86%	0.86%	0.83%	0.78%
Less: Fee waivers and/or expense reimbursements(f)	0.00%	0.00%	0.00%	0.00%	-0.01%	0.00%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.11%	0.86%	1.86%	0.86%	0.82%	0.78%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	Other expenses have been restated to reflect current fees paid by the Fund.
(d)

Columbia Wanger has contractually agreed to waive 0.21% of the advisory fee otherwise payable to it by the Target Fund through April 30, 2020. This arrangement may only be amended or terminated with approval from the Target Fund’s Board of Trustees and the Investment Manager.

(e)

Columbia Wanger has contractually agreed to waive fees and reimburse certain expenses of the Acquiring Fund, through April 30, 2020, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, if any) do not exceed the annual rates of 1.11% for Class A shares, 0.86% for Class Adv shares, 1.86% for Class C shares, 0.86% for Class Inst shares, 0.82% for Class Inst2 shares and 0.78% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Acquiring Fund’s Board of Trustees and the Investment Manager.

(f)

Columbia Wanger has contractually agreed, effective May 1, 2020, to waive fees and reimburse certain expenses of the Acquiring Fund, through April 30, 2021, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.11% for Class A shares, 0.86% for Class Adv shares, 1.86% for Class C shares, 0.86% for Class Inst shares, 0.82% for Class Inst2 shares and 0.78% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Acquiring Fund’s Board of Trustees and the Investment Manager. The Acquiring Fund’s transfer agent has contractually agreed to waive a portion of its fees payable by the Acquiring Fund such that through April 30, 2021, fees paid by the Acquiring Fund to the Transfer Agent do not exceed the annual rate of 0.05% of the average daily net assets of Class Inst2 shares of the Acquiring Fund. In addition, the Acquiring Fund’s transfer agent has contractually agreed, effective upon the closing of the Reorganization, to waive a portion of its fees payable by the Acquiring Fund through April 30, 2022, unless sooner terminated at the sole discretion of Acquiring Fund’s Board, so that the Acquiring Fund’s transfer agency fees do not exceed the annual rate of 0.05% for Class Inst2.

Expense examples

These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Acquiring Fund, assuming completion of the Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include a contractual fee waiver/expense reimbursement arrangement only for the Acquiring Fund (Pro Forma) and only the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Columbia Acorn Select (Current)
Class A (whether or not shares are redeemed)	$707	$987	$1,287	$2,137
Class Adv (whether or not shares are redeemed)	$115	$359	$622	$1,375
Class C (assuming redemption of all shares at the end of the period)	$316	$667	$1,144	$2,462
Class C (assuming no redemption of shares)	$216	$667	$1,144	$2,462
Class Inst (whether or not shares are redeemed)	$115	$359	$622	$1,375
Class Inst2 (whether or not shares are redeemed)	$108	$337	$585	$1,294
Class Inst3 (whether or not shares are redeemed)	$103	$322	$558	$1,236
Columbia Acorn Fund (Current)
Class A (whether or not shares are redeemed)	$682	$908	$1,151	$1,849
Class Adv (whether or not shares are redeemed)	$88	$274	$477	$1,061
Class C (assuming redemption of all shares at the end of the period)	$289	$585	$1,006	$2,180
Class C (assuming no redemption of shares)	$189	$585	$1,006	$2,180
Class Inst (whether or not shares are redeemed)	$88	$274	$477	$1,061
Class Inst2 (whether or not shares are redeemed)	$85	$265	$460	$1,025
Class Inst3 (whether or not shares are redeemed)	$80	$249	$433	$966
Columbia Acorn Fund (Pro Forma)
Class A (whether or not shares are redeemed)	$682	$908	$1,151	$1,849
Class Adv (whether or not shares are redeemed)	$88	$274	$477	$1,061
Class C (assuming redemption of all shares at the end of the period)	$289	$585	$1,006	$2,180
Class C (assuming no redemption of shares)	$189	$585	$1,006	$2,180
Class Inst (whether or not shares are redeemed)	$88	$274	$477	$1,061
Class Inst2 (whether or not shares are redeemed)	$84	$263	$458	$1,023
Class Inst3 (whether or not shares are redeemed)	$80	$249	$433	$966

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the expense examples, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Acorn Select	140%
Columbia Acorn Fund	101%

A portion of the Target Fund’s portfolio assets may be sold by the Acquiring Fund after the Reorganization. If the Reorganization had occurred as of September 30, 2019, it is estimated that approximately 20% of the Target Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of $20,619 (0.04% of combined assets). If such sales occurred as of September 30, 2019, the sales would have resulted in increased distributions of net capital gain and net investment income to Acquiring Fund shareholders (including shareholders of the Target Fund following the Reorganization) of approximately $0.01 per share.

The repositioning may result in the Acquiring Fund selling securities in greater volumes or in a shorter period of time than it normally would, which may impact the market price received in such sales.

These transaction costs represent expenses of the Acquiring Fund that will not be subject to the Acquiring Fund’s expense cap, if any, and will be borne by the Acquiring Fund and indirectly borne by the Acquiring Fund’s shareholders, including the Target Fund’s shareholders following the Reorganization. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income.

The above information is presented for informational purposes as of a specific point in time in the past. Actual market prices, capital gains and transaction costs will depend on market conditions at the time of sale and may vary significantly from the information shown, particularly in light of uncertainty regarding the economic and financial repercussions resulting from the COVID-19 public health crisis.

Comparison of Investment Objectives and Principal Investment Strategies, and Non-Fundamental Investment Policies

The investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund are set forth in the table below. Each Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval. There is no assurance that a Fund’s investment objective will be achieved.

The Funds have the same investment objective to seek long-term capital appreciation; however, there are certain differences in the Funds’ principal investment strategies. To achieve its investment objective, the Target Fund, a select fund, invests in a limited number of companies (generally between 20 and 40), as compared to the Acquiring Fund which invests without regard to the number of portfolio companies. Furthermore, the Target Fund focuses on stocks with market capitalizations under $20 billion at the time of initial investment, as opposed to the Acquiring Fund which focuses on stocks with market capitalizations under $5 billion at the time of initial investment. Both Funds invest the majority of their assets in U.S. companies, but are permitted to invest in foreign companies (up to 20% and 33% for the Target Fund and Acquiring Fund, respectively).

	Columbia Acorn Select	Columbia Acorn Fund
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.

Principal Investment Strategy	Under normal circumstances, the Fund (i) invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $20 billion at the time of initial investment (“Focus Stocks”) and (ii) may also invest in companies with market capitalizations above $20 billion, provided that immediately after that investment a majority of the Fund’s net assets would be invested in Focus Stocks. The Fund may continue to hold, and make additional investments in, Focus Stocks whose market capitalizations have grown to exceed $20 billion, regardless of whether the Fund’s investments in Focus Stocks are a majority of the Fund’s net assets.	Under normal circumstances, the Fund (i) invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of initial investment (“Focus Stocks”) and (ii) may also invest in companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of the Fund’s net assets would be invested in Focus Stocks. The Fund may continue to hold, and make additional investments in, Focus Stocks whose market capitalizations have grown to exceed $5 billion, regardless of whether the Fund’s investments in Focus Stocks are a majority of the Fund’s net assets.

Diversification	The Fund is diversified.	The Fund is diversified.

Number of Holdings	The Fund invests in a limited number of companies (generally between 20 and 40), offering the potential to provide above-average appreciation over time.	—

Foreign Investments	The Fund invests the majority of its assets in U.S. companies, but also may invest up to 20% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom). A portion of the Fund’s foreign exposure may also include companies in emerging markets (for example, China, India and Colombia).	The Fund invests the majority of its assets in U.S. companies, but also may invest up to 33% of its total assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).

Investments in Real Estate Investment Trusts (“REITs”)	The Fund also may invest up to 20% of its net assets in REITs.	—

Additional Information About the Funds’ Principal Investment Strategies

For both Funds, Columbia Wanger believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies. In pursuit of each Fund’s objective, the portfolio managers take advantage of the research and stock-picking capabilities of Columbia Wanger. Columbia Wanger seeks to select investments which offer the best combination of risk and return. Columbia Wanger’s efforts are generally focused on sectors, industries and companies which provide higher expected growth than the overall U.S. economy. Columbia Wanger typically seeks companies with:

•	A strong business franchise that offers growth potential.

•	Products and services in which the company has a competitive advantage.

•	A stock price Columbia Wanger believes is reasonable relative to the assets and earning power of the company.

Columbia Wanger may sell a portfolio holding if the security reaches the Columbia Wanger’s price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if Columbia Wanger believes other securities are more attractive. Columbia Wanger also may sell a portfolio holding to fund redemptions.

Comparison of Fundamental Investment Policies

Each Fund has adopted certain fundamental investment restrictions. As described in the section of the Combined Information Statement/Prospectus entitled “Section B - Additional Information About the Reorganizations - Board Considerations,” one of the factors considered by the Board in approving the Reorganizations was that the fundamental investment restrictions of each Target Fund and corresponding Acquiring Fund did not differ materially. The fundamental investment restrictions (i.e., those which may not be changed without shareholder approval) are listed below.

The fundamental investment restrictions cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

	Columbia Acorn Select	Columbia Acorn Fund
Issuer diversification

The Fund may not acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

The Fund may not, with respect to 50% of the value of the Fund’s total assets, purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund’s holdings of that issuer to exceed 5% of the Fund’s total assets.(*)

The Fund may not invest more than 25% of its total assets in a single issuer (other than U.S. government securities).

The Fund may not acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

The Fund may not invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations.

	Columbia Acorn Select	Columbia Acorn Fund
Concentrate in any one industry	The Fund may not invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities).	The Fund may not invest more than 25% of its assets (valued at time of investment) in securities of companies in anyone industry

Operational history of holdings (seasoned companies)	—	The Fund may not invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years’ operation (including predecessors).

Loans	The Fund may not make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).	The Fund may not make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

Borrow money	The Fund may not borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures.	The Fund may not borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures. The Fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

Pledge assets	—	The Fund may not pledge, mortgage or hypothecate its assets, except in connection with permitted borrowings.

Act as an underwriter	The Fund may not underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale.	The Fund may not underwrite the distribution of securities of other issuers; however, the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition.

Buy or sell real estate	The Fund may not purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.	The Fund may not purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate.

Buy or sell commodities	The Fund may not purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts.	The Fund may not purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts.

Margin purchases	The Fund may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.	The Fund may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.

Issue senior securities	The Fund may not issue any senior security except to the extent permitted under the 1940 Act.	The Fund may not issue any senior security except to the extent permitted under the 1940 Act.

	Columbia Acorn Select	Columbia Acorn Fund

Short sales	—	The Fund may not sell securities short or maintain a short position, except short sales “against the box.”

Joint trading	—	The Fund may not participate in a joint or on a joint or several basis in any trading account in securities.

Investing for purposes of control	—	The Fund may not invest in companies for the purpose of management or the exercise of control.

(*)

As permitted by its fundamental policy regarding issuer concentration (which generally prohibits the Target Fund, with respect to 50% of its assets, from investing more than 5% of its assets in any one issuer, and which may not be changed without shareholder approval), the Target Fund became diversified effective January 31, 2012. The Target Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval. Accordingly, with respect to 75% of its assets, the Target Fund may not invest more than 5% of its assets in any one issuer.

The Acquiring Fund’s investment objective, principal investment strategies, fundamental investment policies and holdings may expose the Target Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Target Fund and the Acquiring Fund is provided under “Comparison of Principal Risks” below.

Comparison of Principal Risks

The principal risks associated with investments in the Acquiring Fund and the Target Fund are similar, except as described below. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Acquiring Fund is subject to the principal risks described in “Section C – Additional Information Applicable to the Acquiring Funds” below. The Target Fund is subject to each of the principal risks of the Acquiring Fund. The Target Fund is also subject to risks associated with its strategy to invest in a select portfolio comprising a limited number of companies, risks associated with investments in real estate and risks associated with investment in the health care, consumer discretionary, information technology and technology-related sectors. The Acquiring Fund may be subject to these risks to some extent, but does not consider them to be principal risks.

The following table provides a comparison of the types of principal investment risks associated with an investment in each Fund:

Principal Investment Risks	Columbia Acorn Select	Columbia Acorn Fund
Select Portfolio Risk	X	—
Active Management Risk	X	X
Market Risk	X	X
Small- and Mid-Cap Company Securities Risk	X	X
Issuer Risk	X	X
Growth Securities Risk	X	X
Sector Risk	X	X
Foreign Securities Risk	X	X
Emerging Market Securities Risk	X	X
Liquidity and Trading Volume Risk	X	X
Foreign Currency Risk	X	X
Real Estate-Related Investment Risk	X	—

Comparison of Management of the Funds

Columbia Wanger serves as investment manager for each of the Target Fund and Acquiring Fund. Both Funds obtain investment management services from Columbia Wanger according to terms of advisory agreements that are identical except for the fee rate. The table below shows the current contractual management fee schedule for each Fund. The effective management fee as of each Fund’s fiscal year end was 0.85% for the Target Fund and 0.67% for the Acquiring Fund. The Acquiring Fund’s management fee schedule will apply following completion of the Reorganization.

Columbia Acorn Select
Assets	Fee
Up to $700 million	0.850%
$700 million to $2 billion	0.800%
$2 billion to $3 billion	0.750%
$3 billion and over	0.700%

Columbia Acorn Fund
Assets	Fee
Up to $700 million	0.740%
$700 million to $2 billion	0.690%
$2 billion to $6 billion	0.640%
$6 billion and over	0.630%

Each Fund is governed by the same Board, which is responsible for overseeing the Fund’s policies and activities. For a listing of the members comprising the Funds’ Board, please refer to the Statement of Additional Information for the Funds.

The Funds have different portfolio management teams. “Section C – Additional Information Applicable to the Acquiring Funds” below describes the professional history of the portfolio managers of the Acquiring Fund. The Statement of Additional Information of each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance

The following bar charts and tables show some of the risks of investing in the Funds. The bar charts show how each Fund’s Class Inst share performance has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares each Fund’s returns for the periods shown with a broad measure of market performance.

The performance of classes launched subsequent to Class Inst shares shown in the table below includes the Fund’s Class Inst share returns (adjusted to reflect the class-related operating expenses of such classes, if higher) for periods prior to the indicated inception date of such share classes. Except for differences in fees and expenses, all share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities. Share classes with expenses that are higher than Class Inst shares will have lower performance.

The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class Inst shares and will vary for other share classes.

Columbia Acorn Select

CLASS INST SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.70% (first quarter 2012) and the lowest return for a calendar quarter was (23.54)% (third quarter 2011).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2019)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Inst	11/23/1998
returns before taxes		28.85%	9.73%	10.17%
returns after taxes on distributions		26.21%	5.11%	6.54%
returns after taxes on distributions and sale of Fund shares		18.87%	6.67%	7.44%
Class A returns before taxes	10/16/2000	21.15%	8.16%	9.21%
Class Adv returns before taxes	11/08/2012	28.84%	9.71%	10.14%
Class C returns before taxes	10/16/2000	26.57%	8.63%	9.04%
Class Inst2 returns before taxes	11/08/2012	28.98%	9.79%	10.20%
Class Inst3 returns before taxes	11/08/2012	28.94%	9.85%	10.24%
Russell 2500 Growth Index (reflects no deduction for fees, expenses or taxes)		32.65%	10.84%	14.01%

Columbia Acorn Fund

CLASS INST SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.56% (first quarter 2019) and the lowest return for a calendar quarter was (19.76)% (fourth quarter 2018).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2019)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Inst	06/10/1970
returns before taxes		26.60%	10.33%	11.83%
returns after taxes on distributions		23.36%	4.32%	7.94%
returns after taxes on distributions and sale of Fund shares		17.94%	6.82%	8.90%
Class A returns before taxes	10/16/2000	18.95%	8.75%	10.86%
Class Adv returns before taxes	11/08/2012	26.58%	10.29%	11.80%
Class C returns before taxes	10/16/2000	24.24%	9.21%	10.69%
Class Inst2 returns before taxes	11/08/2012	26.63%	10.36%	11.85%
Class Inst3 returns before taxes	11/08/2012	26.74%	10.43%	11.90%
Russell 2500 Growth Index (reflects no deductions for fees, expenses or taxes)		32.65%	10.84%	14.01%

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and its related companies – including the Investment Manager, Columbia Management Investment Distributors, Inc. (the “Distributor”) and Columbia Management Investments Services Corp. (the “Transfer Agent) – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial, Inc. and/or its affiliates. Ask your financial advisor or visit your financial intermediary’s website for more information.

SYNOPSIS OF REORGANIZATION 2: COMPARISON OF COLUMBIA ACORN EMERGING MARKETS FUND AND COLUMBIA ACORN INTERNATIONAL

Comparison of the Target Fund and the Acquiring Fund

The Target Fund and the Acquiring Fund:2

•	Have the same investment objective; however, each Fund is permitted to employ different investment strategies and policies to pursue its investment objective as described below.

•

Have the same policies for buying and selling shares and the same exchange rights. Please see “Section C – Additional Information Applicable to the Acquiring Funds” for a description of these policies for the Acquiring Fund.

•	Have the same fiscal year end, December 31.

•

Are structured as series of the same open-end management investment company organized as a Massachusetts business trust. Please see Exhibit B to this Combined Information Statement/Prospectus for more information regarding the rights of shareholders.

•	Have the same investment manager – Columbia Wanger.

Comparison of Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund. The purpose of the tables below is to assist you in understanding the various costs and expenses of investing in common shares of the Funds. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution may be required to pay a commission to the financial intermediary for effecting such transactions. Such commission rates are set by the financial intermediary and are not reflected in the tables or the example below. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by the distributor.

The information in the table reflects the fees and expenses for each Fund’s fiscal year ended December 31, 2019 and the pro forma expenses for the fiscal year ended December 31, 2019 for the combined fund following the Reorganization.

Such information is based on current fees and expenses and assets as of the Funds’ December 31, 2019 fiscal year end. Actual fees and expenses of the combined Fund will be based on the Fund’s asset levels following the Reorganization. The assets of the Funds will vary based on market conditions, redemptions and other factors, including market volatility resulting from the COVID-19 public health crisis.

Shareholder Fees (fees paid directly from your investment)

	Class A		Class Adv	Class C		Class Inst	Class Inst2	Class Inst3
Both Funds (Current and Pro Forma)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		None	None		None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	1.00	%(a)	None	1.00	%(b)	None	None	None

[2]	For purposes of this section only the “Target Fund” refers to Columbia Acorn Emerging Markets Fund and the “Acquiring Fund” refers to Columbia Acorn International.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Adv	Class C	Class Inst	Class Inst2	Class Inst3
Columbia Acorn Emerging Markets Fund (Current)
Management fees	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(c)	0.63%	0.63%	0.63%	0.63%	0.57%	0.52%
Total annual Fund operating expenses(d)	2.13%	1.88%	2.88%	1.88%	1.82%	1.77%
Columbia Acorn International (Current)
Management fees	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(c)	0.23%	0.23%	0.23%	0.23%	0.18%	0.13%
Total annual Fund operating expenses(e)	1.27%	1.02%	2.02%	1.02%	0.97%	0.92%
Columbia Acorn International (Pro Forma)
Management fees	0.79%	0.79%	0.79%	0.79%	0.79%	0.79%
Distribution and/or service (12b-1) fees	0.25%	0.00%	1.00%	0.00%	0.00%	0.00%
Other expenses(c)	0.23%	0.23%	0.23%	0.23%	0.18%	0.13%
Total annual Fund operating expenses(e)	1.27%	1.02%	2.02%	1.02%	0.97%	0.92%
Less: Fee waivers and/or expense reimbursements(f)	-0.03%	-0.03%	-0.03%	-0.03%	-0.05%	-0.04%
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.24%	0.99%	1.99%	0.99%	0.92%	0.88%

(a)

This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
(c)	Other expenses have been restated to reflect current fees paid by the Fund.
(d)

Columbia Wanger has contractually agreed to waive fees and reimburse certain expenses of the Target Fund, through April 30, 2020, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.55% for Class A shares, 1.30% for Class Adv shares, 2.30% for Class C shares, 1.30% for Class Inst shares, 1.24% for Class Inst2 shares and 1.19% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Target Fund’s Board of Trustees and the Investment Manager.

(e)

Columbia Wanger has contractually agreed to waive fees and reimburse certain expenses of the Acquiring Fund, through April 30, 2020, so that ordinary operating expenses (excluding transaction costs and certain other investment-related expenses, interest and fees on borrowings, if any) do not exceed the annual rates of 1.24% for Class A shares, 0.99% for Class Adv shares, 1.99% for Class C shares, 0.99% for Class Inst shares, 0.92% for Class Inst2 shares and 0.88% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Acquiring Fund’s Board of Trustees and the Investment Manager.

(f)

Columbia Wanger has contractually agreed, effective May 1, 2020, to waive fees and reimburse certain expenses of the Acquiring Fund, through April 30, 2021, so that ordinary operating expenses (excluding any reorganization costs, transaction costs and certain other investment-related expenses, interest and fees on borrowings and expenses associated with the Fund’s investment in other investment companies, if any) do not exceed the annual rates of 1.24% for Class A shares, 0.99% for Class Adv shares, 1.99% for Class C shares, 0.99% for Class Inst shares, 0.92% for Class Inst2 shares and 0.88% for Class Inst3 shares. This arrangement may only be amended or terminated with approval from the Acquiring Fund’s Board of Trustees and the Investment Manager. In addition, the Fund’s transfer agent has contractually agreed, effective May 1, 2020, to waive a portion of its fees payable by the Acquiring Fund through April 30, 2021, unless sooner terminated at the sole discretion of the Acquiring Fund’s Board, so that the Fund’s transfer agency fees do not exceed the annual rates of 0.04% for Class Inst2 shares and 0.00% for Class Inst3 shares.

Expense examples

These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods, both under the current arrangements and, for the Acquiring Fund, assuming completion of the Reorganization. These examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. These examples include a contractual fee waiver/expense reimbursement arrangement only for the Acquiring Fund (Pro Forma) and only the period indicated in the Fund’s Annual Fund Operating Expenses table. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Columbia Acorn Emerging Markets Fund (Current)
Class A (whether or not shares are redeemed)	$779	$1,204	$1,653	$2,895
Class Adv (whether or not shares are redeemed)	$191	$591	$1,016	$2,201
Class C (assuming redemption of all shares at the end of the period)	$391	$892	$1,518	$3,204
Class C (assuming no redemption of shares)	$291	$892	$1,518	$3,204
Class Inst (whether or not shares are redeemed)	$191	$591	$1,016	$2,201
Class Inst2 (whether or not shares are redeemed)	$185	$573	$985	$2,137
Class Inst3 (whether or not shares are redeemed)	$180	$557	$959	$2,084
Columbia Acorn International (Current)
Class A (whether or not shares are redeemed)	$697	$955	$1,232	$2,021
Class Adv (whether or not shares are redeemed)	$104	$325	$563	$1,248
Class C (assuming redemption of all shares at the end of the period)	$305	$634	$1,088	$2,348
Class C (assuming no redemption of shares)	$205	$634	$1,088	$2,348
Class Inst (whether or not shares are redeemed)	$104	$325	$563	$1,248
Class Inst2 (whether or not shares are redeemed)	$99	$309	$536	$1,190
Class Inst3 (whether or not shares are redeemed)	$94	$293	$509	$1,131
Columbia Acorn International (Pro Forma)
Class A (whether or not shares are redeemed)	$694	$952	$1,229	$2,018
Class Adv (whether or not shares are redeemed)	$101	$322	$560	$1,245
Class C (assuming redemption of all shares at the end of the period)	$302	$631	$1,085	$2,346
Class C (assuming no redemption of shares)	$202	$631	$1,085	$2,346
Class Inst (whether or not shares are redeemed)	$101	$322	$560	$1,245
Class Inst2 (whether or not shares are redeemed)	$94	$304	$531	$1,185
Class Inst3 (whether or not shares are redeemed)	$90	$289	$505	$1,128

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the expense examples, affect a Fund’s performance. During the most recent fiscal year, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Columbia Acorn Emerging Markets Fund	31%
Columbia Acorn International	32%

A portion of the Target Fund’s portfolio assets may be sold by the Acquiring Fund after the Reorganization. If the Reorganization had occurred as of September 30, 2019, it is estimated that approximately 20% of the Target Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $17,053 (0.15% of combined assets). If such sales occurred as of September 30, 2019, the sales would have resulted in increased distributions of net capital gain and net investment income to Acquiring Fund shareholders (including shareholders of the Target Fund following the Reorganization) of approximately $0.01 per share.

The repositioning may result in the Acquiring Fund selling securities in greater volumes or in a shorter period of time than it normally would, which may impact the market price received in such sales.

These transaction costs represent expenses of the Acquiring Fund that will not be subject to the Acquiring Fund’s expense cap, if any, and will be borne by the Acquiring Fund and indirectly borne by the Acquiring Fund’s shareholders, including the Target Fund’s shareholders following the Reorganizations. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income.

The above information is presented for informational purposes as of a specific point in time in the past. Actual market prices, capital gains and transaction costs will depend on market conditions at the time of sale and may vary significantly from the information shown, particularly in light of uncertainty regarding the economic and financial repercussions resulting from the COVID-19 public health crisis.

Comparison of Investment Objectives and Principal Investment Strategies, and Non-Fundamental Investment Policies

The investment objectives and principal investment strategies of the Target Fund and the Acquiring Fund are set forth in the table below. Each Fund’s investment objective and investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval. There is no assurance a Fund’s investment objective will be achieved.

The Target Fund’s investment policy with respect to 80% of its net assets may be changed by the Target Fund’s Board without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

The Funds have the same investment objective to seeks long-term capital appreciation; however, there are certain differences in the Funds’ principal investment strategies. Both Funds invest the majority of their assets in foreign companies, but the Target Fund invests to a greater extent in companies located in emerging market countries (for example, China, India, Poland and Turkey). Additionally, the Target Fund invests in a limited number of companies (generally under 100), as compared to the Acquiring Fund which invests without regard to the number of portfolio companies (historically over 100).

	Columbia Acorn Emerging Markets Fund	Columbia Acorn International
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation

Principal Investment Strategy

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in companies located in emerging market countries, including frontier market countries. Emerging market countries are those countries whose economies are developing or emerging from underdevelopment (for example, China, India, Poland and Turkey). Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (for example, Vietnam, Colombia, Nigeria and Kazakhstan). For purposes of the Fund’s policies, the Fund may invest in a company if (i) it is domiciled in, or the principal trading market for its securities is in, an emerging market country, (ii) it derives 50% or more of its economic value from goods produced, sales made or services performed or has at least 50% of its assets in an emerging market country or countries or (iii) it is a holding company that predominantly holds shares in such companies. The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector.

Generally, Columbia Wanger will determine which countries are emerging market countries by reference to the countries included in the MSCI Emerging Markets SMID Cap Index (Net). In addition, the Fund may invest in certain developing market countries that are not included in the MSCI Emerging Markets SMID Cap Index (Net), but which are included on another independent third-party listing of emerging market and/or frontier market countries. Columbia Wanger will make all determinations as to whether a company is an emerging market company at the time of investment.

Under normal circumstances, the Fund invests at least 75% of its net assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).*

Diversification	The Fund is diversified.	The Fund is diversified.

Market Capitalization of Holdings	Under normal circumstances, the Fund (i) invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $10 billion at the time of initial investment (“Focus Stocks”) and (ii) may also invest in companies with market capitalizations above $10 billion, provided that immediately after that investment a majority of the Fund’s net assets would be invested in Focus Stocks. The Fund may continue to hold, and make additional investments in, Focus Stocks whose market capitalizations have grown to exceed $10 billion, regardless of whether the Fund’s investments in Focus Stocks are a majority of the Fund’s net assets.	Under normal circumstances, the Fund (i) invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $10 billion at the time of initial investment (“Focus Stocks”) and (ii) may also invest in companies with market capitalizations above $10 billion, provided that immediately after that investment a majority of the Fund’s net assets would be invested in Focus Stocks. The Fund may continue to hold, and make additional investments in, Focus Stocks whose market capitalizations have grown to exceed $10 billion, regardless of whether the Fund’s investments in Focus Stocks are a majority of the Fund’s net assets. The Fund may from time to time emphasize one or more sectors in selecting its investments.

Number of Holdings	The Fund takes advantage of Columbia Wanger’s research and stock-picking capabilities to initially invest in a limited number of companies (generally under 100), offering the potential to provide above-average growth over time.	—

*	Note that the Acquiring Fund’s non-fundamental policies permit the Fund to invest up to 25% of its total assets in domestic securities.

Additional Information About the Funds’ Principal Investment Strategies

For both the Target Fund and the Acquiring Fund, Columbia Wanger believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies.

In pursuit of each Fund’s objective, Columbia Wanger typically seeks companies with:

•	A strong business franchise that offers growth potential.

•	Products and services in which the company has a competitive advantage.

•	A stock price Columbia Wanger believes is reasonable relative to the assets and earning power of the company.

Columbia Wanger may sell a portfolio holding if the security reaches Columbia Wanger’s price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if Columbia Wanger believes other securities are more attractive. Columbia Wanger also may sell a portfolio holding to fund redemptions.

Comparison of Fundamental Investment Policies

Each Fund has adopted certain fundamental investment restrictions. As described in the section of the Combined Information Statement/Prospectus entitled “Section B—Additional Information About the Reorganizations—Board Considerations,” one of the factors considered by the Board in approving the Reorganizations was that the fundamental investment restrictions of each Target Fund and corresponding Acquiring Fund did not differ materially. The fundamental investment restrictions (i.e., those which may not be changed without shareholder approval) are listed below. The Funds’ fundamental investment restrictions are substantially similar, except that the Acquiring Fund has policies with respect short sales, joint trading and investing for control while the Target Fund does not.

The fundamental investment restrictions cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

	Columbia Acorn Emerging Markets Fund	Columbia Acorn International
Issuer diversification

The Fund may not, with respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S. or any of its agencies or instrumentalities.

The Fund may not acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

The Fund may not, with respect to 75% of the value of the Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities.

The Fund may not acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer.

Concentrate in any one industry	The Fund may not invest more than 25% of its total assets (valued at time of investment) in securities of companies in any one industry.	The Fund may not invest more than 25% of its assets (valued at time of investment) in securities of companies in anyone industry.

Loans	The Fund may not make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (valued at the time of such loan).	The Fund may not make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 5% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).

Borrow money	The Fund may not borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets (valued at the time of such borrowing) and (b) in connection with transactions in options, futures and options on futures. The Fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.	The Fund may not borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund’s total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. The Fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

	Columbia Acorn Emerging Markets Fund	Columbia Acorn International
Act as an underwriter	The Fund may not underwrite the distribution of securities of other issuers; however the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the ground that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale.	The Fund may not underwrite the distribution of securities of other issuers; however the Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale; but the Fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition.

Buy or sell real estate	The Fund may not purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate.	The Fund may not purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate.

Buy or sell commodities	The Fund may not purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts.	The Fund may not purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts.

Margin purchases	The Fund may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.	The Fund may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures.

Issue senior securities	The Fund may not issue any senior security except to the extent permitted under the 1940 Act.	The Fund may not issue any senior security except to the extent permitted under the 1940 Act.

Short sales	—	The Fund may not sell securities short or maintain a short position, except short sales “against the box.”

The Acquiring Fund’s investment objective, principal investment strategies, fundamental and non-fundamental investment policies and holdings may expose the Target Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in the Target Fund and the Acquiring Fund is provided under “Comparison of Principal Risks” below.

Comparison of Principal Risks

The principal risks associated with investments in the Acquiring Fund and the Target Fund are similar, except as described below. The actual risks of investing in each Fund depend on the securities held in each Fund’s portfolio and on market conditions, both of which change over time. The Acquiring Fund is subject to the principal risks described in “Section C – Additional Information Applicable to the Acquiring Funds” below. The Target Fund is subject to each of the principal risks of the Acquiring Fund with the exception of risks associated with investment in the industrials sector and risks associated with exposure to Europe. The Target Fund may be subject to these risks to some extent, but does not consider them to be principal risks. In addition, the Target Fund is also subject to greater risks associated with frontier markets (i.e., countries which generally have smaller economies and even less developed capital markets than traditional emerging market countries) and risks associated with investment in the financial services sector. The Acquiring Fund may be subject to these risks to some extent, but does not consider them to be principal risks.

The following table provides a comparison of the types of principal investment risks associated with an investment in each Fund:

Principal Investment Risks	Columbia Acorn Emerging Markets Fund	Columbia Acorn International
Active Management Risk	X	X
Market Risk	X	X
Small- and Mid-Cap Company Securities Risk	X	X
Issuer Risk	X	X
Growth Securities Risk	X	X
Sector Risk	X	X
Foreign Securities Risk	X	X
Foreign Currency Risk	X	X
Emerging Market Securities Risk	X	X
Liquidity and Trading Volume Risk	X	X
Geographic Focus Risk	X	X
Frontier Market Risk	X	—

Comparison of Management of the Funds

Columbia Wanger serves as investment manager for each of the Target Fund and Acquiring Fund. Both Funds obtain investment management services from Columbia Wanger according to terms of advisory agreements that are identical except for the fee rate. The table below shows the current contractual management fee schedule for each Fund based on each Fund’s average daily net assets. The effective management fee as of each Fund’s fiscal year end was 1.25% for the Target Fund and 0.79% for the Acquiring Fund. The Acquiring Fund’s management fee schedule will apply following completion of the Reorganization.

Columbia Acorn Emerging Markets Fund
Assets	Fee
Up to $100 million	1.250%
$100 million to $500 million	1.000%
$500 million and over	0.800%

Columbia Acorn International
Assets	Fee
Up to $100 million	1.190%
$100 million to $500 million	0.940%
$500 million and over	0.740%

Each Fund is governed by the same Board, which is responsible for overseeing the Fund’s policies procedures and activities. For a listing of the members comprising the Funds’ Board, please refer to the Statement of Additional Information for the Funds.

The Funds have different portfolio management teams. “Section C – Additional Information Applicable to the Acquiring Funds” below describes the professional history of the portfolio managers of the Acquiring Fund. The Statement of Additional Information of each Fund provides additional information about portfolio manager compensation, other accounts managed and ownership of each Fund’s shares.

Comparison of Performance

The following bar charts and tables show some of the risks of investing in the Funds. The bar charts show how each Fund’s Class Inst share performance has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares each Fund’s returns for the periods shown with a broad measure of market performance and, for the Acquiring Fund, another measure of performance for a market in which the Fund may invest.

The performance of share classes launched subsequent to Class Inst shares shown in the table below includes the Fund’s Class Inst share returns (adjusted to reflect the class-related operating expenses of such classes, if higher) for periods prior to the indicated inception date of such share classes. Except for differences in fees and expenses, all share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities. Share classes with expenses that are higher than Class Inst shares will have lower performance.

The after-tax returns shown in the Average Annual Total Returns table below are calculated using the highest historical individual U.S. federal marginal income tax rates in effect during the period indicated in the table and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-advantaged accounts such as 401(k) plans or IRAs. The after-tax returns are shown only for Class Inst shares and will vary for other share classes.

Columbia Acorn Emerging Markets Fund

CLASS INST SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.00% (first quarter ended 2012) and the lowest return for a calendar quarter was (17.21)% (third quarter ended 2015).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2019)

	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class Inst	08/19/2011
returns before taxes		20.85%	1.41%	4.13%
returns after taxes on distributions		21.22%	1.35%	4.05%
returns after taxes on distributions and sale of Fund shares		12.70%	1.20%	3.37%
Class A returns before taxes	08/19/2011	13.60%	-0.06%	3.11%
Class Adv returns before taxes	11/08/2012	20.92%	1.40%	4.16%
Class C returns before taxes	08/19/2011	18.76%	0.40%	3.10%
Class Inst2 returns before taxes	11/08/2012	20.99%	1.49%	4.21%
Class Inst3 returns before taxes	06/13/2013	21.10%	1.54%	4.24%
MSCI Emerging Markets SMID Cap Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		12.37%	3.43%	2.14%

Columbia Acorn International

CLASS INST SHARE PERFORMANCE

(based on calendar years)

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.27% (third quarter 2010) and the lowest return for a calendar quarter was (18.23)% (third quarter 2011).

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2019)

	Share Class Inception Date	1 Year	5 Years	10 Years
Class Inst	09/23/1992
returns before taxes		29.89%	6.85%	7.65%
returns after taxes on distributions		26.59%	4.46%	5.99%
returns after taxes on distributions and sale of Fund shares		19.86%	5.16%	6.04%
Class A returns before taxes	10/16/2000	22.11%	5.33%	6.71%
Class Adv returns before taxes	11/08/2012	29.86%	6.82%	7.62%
Class C returns before taxes	10/16/2000	27.61%	5.78%	6.54%
Class Inst2 returns before taxes	08/02/2011	29.95%	6.90%	7.69%
Class Inst3 returns before taxes	11/08/2012	30.04%	6.96%	7.73%
MSCI ACWI ex USA SMID Cap Growth Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		25.07%	7.37%	6.68%
MSCI ACWI ex USA SMID Cap Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deductions for fees, expenses or other taxes)		22.36%	6.59%	6.40%

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and its related companies – including the Investment Manager, the Distributor and Transfer Agent – may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the fund over another investment. These potential conflicts of interest may be heightened with respect to broker-dealers owned by Ameriprise Financial, Inc. and/or its affiliates. Ask your financial advisor or visit your financial intermediary’s website for more information.

SECTION B — ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of Each Reorganization

The Board of each Fund has approved the Agreement. While shareholders are encouraged to review the Agreement, which has been filed with the SEC as an exhibit to the registration statement of which this Combined Information Statement/Prospectus is a part, the following is a summary of certain terms of the Agreement:

•

Each Reorganization is expected to occur in the third quarter of 2020, subject to receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing. However, following such approvals, each Reorganization may happen at any time agreed to by the applicable Target Fund and Acquiring Fund.

•

Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Target Fund’s obligations and liabilities and will issue Acquisition Shares to the Target Fund. The value of each Target Fund’s assets, as well as the number of Acquisition Shares to be issued to the Target Fund, will be determined in accordance with the Agreement. The Acquisition Shares will have an aggregate net asset value equal to the value of the assets received from the Target Fund, net of liabilities and costs of the Reorganization payable by the Target Fund. Immediately after the closing, the Target Fund will liquidate and distribute pro rata to its shareholders of record of each class of its shares the Acquisition Shares of the corresponding class received by the Target Fund.

•

As a result, shareholders of a Target Fund will become shareholders of the corresponding Acquiring Fund. Shareholders will not incur any sales charges in connection with the issuance of Acquisition Shares in the Reorganization.

•

The value of the net assets of each Target Fund and the Acquisition Shares will be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the closing date of the applicable Reorganization.

Conditions to Closing Each Reorganization

The completion of each Reorganization is subject to certain conditions described in the Agreement, including among others:

•

The Target Fund shall have declared and paid a dividend or dividends that, together with all previous dividends, shall have the effect of distributing all of the Target investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, to the shareholders of the Target Fund for all taxable periods ending on or before the closing date of the Reorganization, (after reduction for any available capital loss carryforwards and excluding any net capital gains on which the Target Fund paid U.S. federal income tax).

•	The Target Fund and the corresponding Acquiring Fund will have received any approvals, consents or exemptions from the SEC or any other regulatory body necessary to carry out the Reorganization.

•	A registration statement on Form N-14 relating to the Reorganization will have been filed with the SEC and become effective.

•

The Target Fund and the corresponding Acquiring Fund will have received a satisfactory opinion of tax counsel to the effect that, as described in more detail below in the section entitled “U.S. Federal Income Tax Status of the Reorganizations,” the shareholders of the Target Fund will not recognize gain or loss for U.S. federal income tax purposes upon the exchange of their Target Fund shares for the Acquisition Shares of the corresponding Acquiring Fund in connection with the Reorganization and the Target Fund will not recognize gain or loss as a direct result of the Reorganization.

Termination of the Agreement and Plan of Reorganization

The Agreement and the transactions contemplated by it may be terminated with respect to any Reorganization by mutual agreement of the Target Fund and the Acquiring Fund at any time prior to the closing thereof, or by either the Target Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund or a failure of any condition precedent to the terminating Fund’s obligations under the Agreement. In the event of a termination of a Reorganization, the Investment Manager will bear all costs associated with that Reorganization.

Summary of Shareholder Rights

Each Fund is a series of Columbia Acorn Trust, a Massachusetts business trust, and is governed by the same Agreement and Declaration of Trust (“Declaration of Trust”) and Bylaws. Accordingly, shareholder rights are identical in all respects. See Appendix B to the SAI related to the Reorganizations for a complete description of the Declaration of Trust and Bylaws of the Funds.

U.S. Federal Income Tax Status of the Reorganizations

Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of each Reorganization, each Target Fund and Acquiring Fund will receive an opinion from Vedder Price, P.C. substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications and assumptions with respect to the Reorganization, for U.S. federal income tax purposes:

•

The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata, by class, distribution of all the Acquisition Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund promptly thereafter, will constitute a “reorganization” within the meaning of section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of section 368(b) of the Code, with respect to the Reorganization.

•

No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

•

No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquisition Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquisition Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

•	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Agreement, of all their shares of the Target Fund solely for Acquisition Shares.

•

The aggregate basis of the Acquisition Shares received by each Target Fund shareholder pursuant to the Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

•

The holding period of the Acquisition Shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.

•

The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

•	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No opinion will be expressed as to (a) the effect of a Reorganization on a Target Fund, an Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (b) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.

No private letter ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of a Reorganization. Opinions of counsel are not binding upon the IRS or the courts, and are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If a Reorganization were consummated but the IRS or the courts determine that the Reorganization did not qualify as a tax-free reorganization under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss for federal income tax purposes equal to the difference between its tax basis in its Target Fund shares and the fair market value of the Acquisition Shares it received. Shareholders of a Target Fund should consult their tax advisers regarding the effect, if any, of a Reorganization in light of their individual circumstances.

A portion of the portfolio assets of each Target Fund may be sold by the corresponding Acquiring Fund after the Reorganization. The actual tax effect of any such sales depends on the difference between the price at which such portfolio assets are sold and the tax basis in such assets as well as holding period of such assets. Any capital gains recognized in these sales on a net basis, after reduction by any available capital loss carryforwards, will be distributed to shareholders as capital gain dividends (to the extent of net long-term capital gains over net short-term capital losses) and/or ordinary dividends (to the extent of net short-term capital gains over net long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Each Reorganization will end the tax year of the applicable Target Fund, and potentially will accelerate any distributions to shareholders from the Target Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed income and capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of each Reorganization, the Target Fund will declare and pay a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and realized net capital gains (after reduction for available capital loss carryforwards and excluding certain capital gain on which the Target Fund paid U.S. federal income tax), if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. Even if reinvested in additional shares of a Target Fund, which would be exchanged for shares of the corresponding Acquiring Fund in the Reorganization, such distributions will be taxable to shareholders for U.S. federal income tax purposes, and such distributions by the Target Fund will include any undistributed income and capital gains resulting from portfolio turnover prior to the Reorganization.

A Fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of its Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the Acquiring Fund after the Reorganization to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, the Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of a Fund may pay U.S. federal income tax sooner, or pay more U.S. federal income tax, than they would have had the Reorganization not occurred.

In addition, shareholders of a Target Fund will in each case receive a proportionate share of any taxable income and gains realized by the corresponding Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by such Acquiring Fund. Furthermore, any gain an Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the corresponding Target Fund (including any gains resulting from the repositioning, if any, of a Target Fund’s investment portfolio) or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of a Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of a Target Fund remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the Acquiring Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses will be available to reduce gains realized by the Acquiring Fund following the Reorganization, and consequently the extent to which the Acquiring Fund may be required to distribute gains to its shareholders earlier or in greater amounts than would have been the case absent the Reorganization. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

Reorganization 1. Reorganization of Columbia Acorn Select into Columbia Acorn Fund

As of September 30, 2019, Columbia Acorn Select had no net realized or unrealized losses, year-to-date net realized gains equal to about 11.5% of net assets and net unrealized gains equal to about 7.1% of net assets. Columbia Acorn Fund had no net realized or unrealized losses, year-to-date net realized gains equal to about 8.9% of net assets, and net unrealized gains equal to about 20.9% of net assets.

If the Reorganization had occurred on September 30, 2019, it would have enabled the Acquiring Fund to spread its proportionately larger net unrealized gains, if and when realized after the Reorganization, across the larger combined Fund, resulting in a potential tax cost to Target Fund shareholders and a potential tax benefit to Acquiring Fund shareholders.

Neither the Target Fund nor the Acquiring Fund had any capital loss carryforwards as of September 30, 2019.

Reorganization 2. Reorganization of Columbia Acorn Emerging Markets Fund into Columbia Acorn International

As of September 30, 2019, Columbia Acorn Emerging Markets Fund had year-to-date net realized loss equal to about 139.5% of net assets, net unrealized gains equal to about 12.7% of net assets, no net unrealized losses and no net realized gain. Columbia Acorn International had no net realized or unrealized losses, year-to-date net realized gains equal to about 5.0% of net assets, and net unrealized gains equal to about 24.5% of net assets.

If the Reorganization had occurred on September 30, 2019, Columbia Acorn Emerging Markets Fund would have been required to share its net realized losses with the larger combined Fund, thereby creating a potential tax cost to its shareholders and potential tax benefit to shareholders of the Columbia Acorn International. The loss limitation rules would have limited the combined Fund’s ability to use the net realized losses of the Columbia Acorn Emerging Markets Fund to offset gains recognized, thereby potentially resulting in earlier and larger taxable distributions and therefore adding to the potential tax cost to Columbia Acorn Emerging Markets Fund shareholders.

As of September 30, 2019, the Target Fund had capital loss carryforwards of $74,990,984, subject to an annual limitation of $951,292. The Acquiring Fund had no capital loss carryforwards as of September 30, 2019.

Capitalization of Target Funds and Acquiring Funds

The following table shows, on an unaudited basis, the capitalization as of each Fund as of December 31, 2019 and on a pro forma basis, assuming the Reorganizations had taken place as of that date.

Table A-1. Current and Pro Forma Capitalization of each Target Fund and Acquiring Fund

	Net assets	Net asset value per share	Shares Outstanding
Columbia Acorn Select (Current)
Class A	$96,240,883	$11.97	8,042,695
Class Adv	$2,007,450	$14.90	134,712
Class C	$2,859,898	$6.31	453,404
Class Inst	$129,406,613	$14.18	9,128,430
Class Inst2	$2,871,537	$15.02	191,239
Class Inst 3	$20,460,614	$15.21	1,345,035

Total	$253,846,995		19,295,515

Columbia Acorn Fund (Current)
Class A	$810,965,896	$11.71	69,241,437
Class Adv	$44,247,978	$15.52	2,851,431
Class C	$69,471,113	$4.14	16,765,729
Class Inst	$3,117,485,836	$14.70	212,037,211
Class Inst2	$51,584,147	$15.69	3,288,390
Class Inst 3	$65,407,942	$15.87	4,122,398

Total	$4,159,162,912		308,306,596

Columbia Acorn Fund (Pro Forma)(1)(2)
Class A	$907,168,745	$11.71	77,456,881
Class Adv	$46,254,635	$15.52	2,980,726
Class C	$72,329,881	$4.14	17,456,253
Class Inst	$3,246,841,309	$14.70	220,836,903
Class Inst2	$54,454,549	$15.69	3,471,335
Class Inst 3	$85,860,470	$15.87	5,411,152

Total	$4,412,909,589		327,613,250

Columbia Acorn Emerging Markets Fund (Current)
Class A	$22,673,545	$12.95	1,750,673
Class Adv	$796,684	$13.12	60,728
Class C	$7,810,845	$12.73	613,801
Class Inst	$22,304,553	$13.04	1,710,267
Class Inst2	$2,171,761	$13.14	165,235
Class Inst 3	$879,248	$13.03	67,492

Total	$56,636,636		4,368,196

Columbia Acorn International (Current)
Class A	$307,871,788	$34.20	9,001,105
Class Adv	$12,732,667	$34.67	367,231
Class C	$18,748,651	$31.92	587,384
Class Inst	$1,947,994,825	$34.25	56,870,026
Class Inst2	$183,763,331	$34.22	5,369,426
Class Inst 3	$239,441,329	$34.67	6,906,276
Class R	$3,695,588	$34.22	107,980

Total	$2,714,248,179		79,209,428

Columbia Acorn International (Pro Forma)(1)(3)
Class A	$330,507,117	$34.20	9,662,957
Class Adv	$13,528,008	$34.67	390,171
Class C	$26,546,331	$31.92	831,672
Class Inst	$1,970,261,784	$34.25	57,520,156
Class Inst2	$185,931,431	$34.22	5,432,784
Class Inst 3	$240,319,095	$34.67	6,931,594
Class R	$3,695,588	$34.22	107,980

Total	$2,770,789,354		80,877,314

(1)

For informational purposes only. Assumes the Reorganization occured on December 31, 2019. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Target Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of Acquiring Fund shares that Target Fund shareholders will actually receive on such date.

(2)	Adjustments reflect one-time Reorganization costs of $100,318 and $0 to be borne by Columbia Acorn Select and Columbia Acorn Fund, respectively.
(3)	Adjustments reflect one-time Reorganization costs of $95,461 and $0 to be borne by Columbia Acorn Emerging Markets Fund and Columbia Acorn International, respectively.

Board Considerations

Each Reorganization was reviewed by the Board of the Target Fund involved therein, with the advice and assistance of counsel to Columbia Acorn Trust (the “Acorn”) and independent legal counsel to the Independent Board members thereof, each of whom was not an interested person as defined in the 1940 Act. Information on the Independent Board members, Board and its governance structure can be found in the Statement of Additional Information dated May 1, 2019, as supplemented to date, for the Target Funds. At a special meeting in February 2020, the Board considered the Reorganization of each Target Fund as proposed by the Investment Manager. In addition, the Contract Committee of the Board considered the Reorganizations at meetings in January and February 2020. In connection with those Board and Committee meetings, Columbia Threadneedle provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board, and responded to questions raised by the Board and Committee at those meetings.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the Independent Board members thereof by separate vote, unanimously approved the Reorganization of each Target Fund. The Board, including the Independent Board members thereof by separate vote, also unanimously determined that participation by each Target Fund in the applicable Reorganization was in the best interests of each Target Fund and that the interests of existing shareholders of each Target Fund would not be diluted as a result of the applicable Reorganization.

The general factors considered by the Board in assessing and approving each Reorganization included, among others, in no order of priority:

1. the identical investment objectives and substantially similar principal investment strategies of the Target Fund and the corresponding Acquiring Fund;

2. that the operating expenses that shareholders of each class of shares of the Target Fund and corresponding Acquiring Fund are expected to experience as shareholders of the Acquiring Fund after the Reorganization relative to the operating expenses currently borne by such shareholders, including that such expenses are expected to stay the same or decrease as a result of the Reorganization (see “Section A – Information on the Reorganizations – Synopsis of Reorganization 1: Comparison of Columbia Acorn Select and Columbia Acorn Fund – Comparison of Fees and Expenses” and “Section A – Information on the Reorganizations – Synopsis of Reorganization 2: Comparison of Columbia Acorn Emerging Markets Fund and Columbia Acorn International—Comparison of Fees and Expenses”);

3. the current assets of the Target Fund and the corresponding Acquiring Fund, and the anticipated combined pro forma assets of the Acquiring Fund after the Reorganization and therefore, potential for economies of scale;

4. the historical performance, current and historic asset levels and flows, and portfolio overlap of the Target Fund and corresponding Acquiring Fund, recognizing that no assurances can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization;

5. alternatives to each Reorganization of each Target Fund, including liquidation, and the likelihood that the Target Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the Acquiring Fund’s relative prospects for attracting additional assets after the Reorganization;

6. the anticipated tax-free nature of the exchange of shares in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the Acquiring Fund’s use of the corresponding Target Fund’s pre-merger losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the Acquiring Fund’s ability to use those losses to offset future gains (see “Section B – Additional Information About the Reorganization – U.S. Federal Income Tax Status of the Reorganizations”);

7. the potential benefits of the Reorganization to Columbia Threadneedle and its affiliates, including Columbia Wanger;

8. that shareholders of the Target Fund are expected to experience no material change in shareholder services as a result of the Reorganization;

9. the brokerage costs resulting from the Reorganization (e.g., the Target Fund’s and corresponding Acquired Fund’s portfolio turnover associated with, and resulting from, the sale of any securities the Acquiring Fund cannot, or does not wish to, acquire or hold upon acquisition);

10. that the direct costs associated with the Reorganization will be borne by the Target Fund only to the extent that Columbia Threadneedle anticipates a reduction in expenses to shareholders of the Target Fund in the first year of the combined Acquired Fund’s operations following the Reorganization;

11. Columbia Threadneedle’s representation that the Reorganization is not expected to result in the diminution in the level or quality of services that the Target Fund’s shareholders currently receive;

12. That the fundamental investment policies of the Target Fund and Acquiring Fund do not differ materially;

13. That the Target Fund and corresponding Acquiring Fund have the same investment advisory agreement with Columbia Wanger, the Board overseeing the Target Fund and the combined Acquiring Fund is the same, and the fees payable by the Target Fund and corresponding Acquiring Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 are identical;

14. That the portfolio securities of the Target Fund will be exchanged into the corresponding Acquiring Fund’s portfolio at values determined according to the Trust’s Portfolio Pricing Policy and Columbia Wanger’s Pricing Procedures, as approved by the Board;

15. That the portfolio managers of each Acquiring Fund at Columbia Wanger have confirmed their desire and capacity to absorb the assets of the corresponding Target Fund; and

16. That Target Fund shareholders not wishing to hold shares of the corresponding Acquiring Fund could redeem their shares of the Target Fund at any time prior to closing of the Reorganization without penalty, while Target Fund shareholders wishing to retain their investment in a mutual fund with a similar investment strategy managed similarly by Columbia Wanger and overseen by the Board could do so.

In their deliberations, the Board did not identify any single factor that was paramount or controlling, and individual Board members may have attributed different weights to various factors. The Board determined, within the context of its overall conclusions, that each factor supported approval of the Reorganization. The Board also evaluated the information available to it on a Target Fund-by-Target Fund basis, and made determinations separately in respect of each Target Fund. Certain of the factors considered by the Board are discussed in more detail below.

STREAMLINED PRODUCT LINE. The Board considered that the Reorganizations are part of a larger effort intended, among other things, to streamline Columbia Threadneedle’s product offerings by reducing the number of total Columbia funds so that management, distribution and other resources can be focused more effectively on a smaller group Columbia funds, including the Columbia Acorn Family of Funds. The Board also considered Columbia Threadneedle’s view that reducing the number of Columbia funds could enhance the Acquiring Funds’ prospects for attracting additional assets by better differentiating the Acquiring Funds for potential shareholders (which may lead to a more concentrated selling effort).

CONTINUITY OF INVESTMENT. The Board took into account the fact that each Target Fund and its corresponding Acquiring Fund have identical investment objectives and substantially similar principal investment strategies. Specifically, the Board noted the following with respect to each Reorganization:

Reorganization 1

Columbia Acorn Select into Columbia Acorn Fund.

Among other factors, the Board considered that Columbia Acorn Select and Columbia Acorn Fund have the same investment objective, which is to seek long-term capital appreciation. In addition, each Fund invests in small- and mid-cap stocks, although under normal circumstances Columbia Acorn Fund invests the majority of its assets in companies with market capitalizations under $5 billion at the time of initial investment, while under normal circumstances Columbia Acorn Select invests the majority of its assets in companies with market capitalizations under $20 billion at the time of initial investment. The Board noted that both Funds invest in companies that Columbia Wanger believes offer growth potential, competitive advantages versus peers and a stock price that is reasonable relative to the assets and earning power of the company. The Board also took into account that Columbia Acorn Select, unlike Columbia Acorn Fund, has a concentrated portfolio invested in a limited number of companies, generally between 20-40.

Reorganization 2

Columbia Acorn Emerging Markets Fund into Columbia Acorn International.

Among other factors, the Board considered that Columbia Acorn Emerging Markets Fund and Columbia Acorn International have the same investment objective, which is to seek long-term capital appreciation. In addition, under normal circumstances, each Fund invests in small- and mid-cap companies with market capitalizations under $10 billion at the time of initial investment. The Board noted that both Funds invest in companies that Columbia Wanger believes offer growth potential, competitive advantages versus peers and a stock price that is reasonable in relation to the assets and earning power of the company. The Board also took into account that under normal circumstances Columbia Acorn Emerging Markets Fund invests at least 80% of its assets in emerging markets companies (for example, China, India, Poland and Turkey), including frontier markets companies (for example, Vietnam, Colombia, Nigeria and Kazakhstan), while Columbia Acorn International invests at least 75% of its assets in foreign companies in developed markets (for example, Japan, Canada and the United Kingdom) and in emerging markets (for example, China, India and Brazil).

Reorganizations 1 and 2

EXPENSE RATIO. The Board took into account the fact that the total annual operating expense ratio of each Target Fund (net of applicable waivers/reimbursements) is expected to stay the same or decrease following its Reorganization. The Board also considered the expected brokerage transaction costs as a result of any portfolio repositioning before and after the closing of each Reorganization.

INVESTMENT PERFORMANCE. The Board considered the relative performance record of each Target Fund and of each corresponding Acquiring Fund, noting that past performance is no guarantee of future results. Specifically, the Board noted the following with respect to performance and each Reorganization:

Reorganization 1

Columbia Acorn Select into Columbia Acorn Fund.

Among other factors, the Board considered the relative performance of the Funds for the one-, three-, five- and ten-year periods ended December 31, 2019, during which Columbia Acorn Fund had stronger returns than Columbia Acorn Select for the three-, five- and ten-year periods.

Reorganization 2

Columbia Acorn Emerging Markets Fund into Columbia Acorn International.

Among other factors, the Board considered the relative performance of the Funds for the one-, three- and five-year periods ended December 31, 2019, during which Columbia Acorn International had stronger returns than Columbia Acorn Emerging Markets Fund for the one-, three- and five-year periods.

ECONOMIES OF SCALE. The Board observed that, in addition to the potential to realize immediate economies associated with consolidating each Target Fund into a larger combined Acquiring Fund, such as the elimination of duplicative costs, the combined Acquiring Funds could be able to take advantage of other economies of scale associated with larger funds. The Board considered the potential benefits to Columbia Threadneedle, including Columbia Wanger, resulting from the Reorganizations, in the long-term, and whether those benefits were likely to be shared with Fund shareholders. The Board also considered Columbia Threadneedle’s reported belief that each Acquiring Fund would be better positioned to experience growth in assets from investor inflows than each Target Fund.

TAX CONSEQUENCES. The Board examined the relative tax situations of the Target Funds and the Acquiring Funds. The Board considered the anticipated tax-free nature of the exchange of shares in the Reorganizations, and other expected U.S. federal income tax consequences of the Reorganizations (such as the resulting tax impact of each Reorganization to the applicable Target Fund’s shareholders, including considerations concerning the effect of loss and loss carryforward positions of the affected Funds). The Board also considered the expected impact of capital gains on each Target Fund and Acquiring Fund as a result of the Reorganizations.

BOARD DETERMINATION. After consideration of the factors noted above, together with other factors and information considered to be relevant, the Board determined that each Reorganization is in the best interest of each Target Fund and corresponding Acquiring Fund and their respective shareholders and that the interests of each Target Fund’s and corresponding Acquiring Fund’s respective shareholders would not be diluted as a result of the Reorganizations, and accordingly, unanimously approved by the Reorganizations of the Target Funds into the applicable Acquiring Funds, and the Reorganization Agreement.

THE BOARD VOTED UNANIMOUSLY TO

APPROVE THE REORGANIZATIONS.

SECTION C — ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRING FUNDS

Below is information regarding the Acquiring Funds. All references to the “Fund” or the “Board” in this Section C refer to each Acquiring Fund individually and to the Board of Trustees of Columbia Acorn Trust, respectively, unless otherwise noted. All references to the “Investment Manager” refer to Columbia Wanger.

Principal Risks

An investment in the Fund involves risks, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Risks Applicable to Both Acquiring Funds

Active Management Risk. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-cap companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Market Risk. The market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods.

Foreign Securities Risk. Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations, war and terrorism), occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities.

Operational and Settlement Risks of Foreign Securities. The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of foreign sub-custodians. Some countries have limited governmental oversight and regulation, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. As a result, there is a risk that the security will not be delivered to the Fund or that payment will not be received. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper recordkeeping by registrars and issuers.

Share Blocking. In certain non-U.S. markets, an issuer’s securities are blocked from trading for a specified number of days before and, in certain instances, after a shareholder meeting. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period. As a consequence of these restrictions, Columbia Wanger, on behalf of the Fund, may abstain from voting proxies in markets that require share blocking.

Emerging Market Securities Risk. Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

Operational and Settlement Risks of Securities in Emerging Markets. Foreign sub-custodians in emerging markets may be recently organized, lack extensive operating experience or lack effective government oversight or regulation. In addition, there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. There may also be a greater risk that settlement may be delayed and that cash or securities of the Fund may be lost because of failures of or defects in the system, including fraud or corruption. Settlement systems in emerging markets also have a higher risk of failed trades.

Risks Related to Currencies and Corporate Actions in Emerging Markets. Risks related to currencies and corporate actions are also greater in emerging market countries than in developed countries. Emerging market currencies may not have an active trading market and are subject to a higher risk of currency devaluations.

Risks Related to Corporate and Securities Laws in Emerging Markets. Securities laws in emerging markets may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights.

Liquidity and Trading Volume Risk. Because the Fund may invest a percentage of its assets in foreign securities, it may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for the Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses and may affect the value of your investment in the Fund. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. The Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets. The Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in share prices and fundamentals, and may be forced to dispose of securities under disadvantageous circumstances and at a loss. As the Fund grows in size or, conversely, if it faces significant redemption pressure, these considerations take on increasing significance and may adversely impact performance.

Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.

Columbia Acorn Fund Only

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more the Fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Columbia Acorn International Only

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business within one or more economic sectors. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more the Fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Industrials Sector. The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.

Geographic Focus Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.

Asia Pacific Region. Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.

Europe. The Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries in Europe. In addition, the private and public sectors’ debt problems of a single European Union (EU) country can pose significant economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The United Kingdom (UK) was scheduled to give notice of its plans to leave the EU (commonly known as “Brexit”). If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The impact of any partial or complete dissolution of the EU on the UK and European economies and the broader global economy could be significant, resulting in negative impacts on currency and financial markets generally, such as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which may adversely affect the value of your investment in the Fund. At a referendum in June 2016, the UK voted to leave the EU (commonly known as “Brexit”). After several extensions of the period for withdrawal negotiations, the UK and EU agreed on the terms of a withdrawal agreement, which was approved by the UK Parliament on January 22, 2020. The UK formally left the EU on January 31, 2020. Under the withdrawal agreement, a “transition period” runs through December 31, 2020 that is intended for allow for negotiation and implementation of new trade and other cooperative agreements. The UK will remain in the EU’s single market and customs union during the transition period, but the long-term impact of Brexit on the relationship between the UK and the EU remains uncertain and there is a significant degree of uncertainty about how negotiations relating to the UK’s new trade agreements will be conducted. The impact of Brexit in the near- and long-term is still uncertain and could have additional adverse effects on economies, financial markets, currencies and asset valuations around the world. Any attempt by the Fund to hedge against or otherwise protect its portfolio or to profit from such circumstances may fail and, accordingly, an investment in the Fund could lose money over short or long periods. For more information on the risks associated with Brexit, see the Fund’s Statement of Additional Information.

Portfolio Managers

Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The Fund’s statement of additional information (“SAI”) provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Columbia Acorn Fund

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Matthew A. Litfin, CFA	Director of Research (U.S.), Portfolio Manager and Analyst at Columbia Wanger	Lead Portfolio Manager or Co-Portfolio Manager since 2016	2015
Erika K. Maschmeyer, CFA	Portfolio Manager and Analyst at Columbia Wanger	Co-Portfolio Manager since 2019	2016
Richard Watson, CFA	Portfolio Manager and Analyst at Columbia Wanger	Co-Portfolio Manager since 2019	2006

Mr. Litfin has been associated with Columbia Wanger as an investment professional since 2015 and has been a Vice President of Columbia Acorn Trust (the “Trust”) since March 2016. Prior to joining Columbia Wanger, Mr. Litfin served as a portfolio manager and analyst for funds that invested in small- and mid-cap companies. Mr. Litfin began his investment career in 1993 and earned a B.S. from the University of Tennessee and an M.B.A. from Harvard University.

Ms. Maschmeyer has been associated with Columbia Wanger as an investment professional since 2016. Prior to joining Columbia Wanger, Ms. Maschmeyer was a research analyst at an investment advisory firm where she was responsible for U.S. consumer discretionary/staples investments. Ms. Maschmeyer began her investment career in 2001 and earned a B.A. from Denison University and an M.B.A from the University of Chicago.

Mr. Watson has been associated with Columbia Wanger or its predecessors as an investment professional since 2006. He has served as a Vice President of the Trust since March 2018. Mr. Watson began his investment career in 2000 and earned a B.S. from the State University of New York and an M.B.A. from DePaul University.

Columbia Acorn International

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Louis J. Mendes, CFA	Director of International Research, Portfolio Manager and Analyst at Columbia Wanger	Co-Portfolio Manager since 2003	2001
Tae Han (Simon) Kim, CFA	Portfolio Manager and Analyst at Columbia Wanger	Co-Portfolio Manager since 2017	2011

Mr. Mendes has been associated with Columbia Wanger or its predecessors as an investment professional since 2001 and has been a Vice President of the Trust since 2003. Mr. Mendes began his investment career in 1986 and earned a B.A. from Columbia University and an M.I.M. from the American Graduate School of International Management.

Mr. Kim has been associated with Columbia Wanger as an investment professional since 2011 and has served as a Vice President of the Trust since March 2018. Mr. Kim began his investment career in 2007 and earned a B.A. from Boston College and an M.B.A from the University of Oxford.

Additional Investment Strategies and Policies

The Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval, but may require notice to shareholders in certain instances. The Fund’s fundamental investment policies, as identified in the Fund’s SAI, may be changed only with Board and shareholder approval in accordance with the voting requirements of the 1940 Act. For additional information about changing the Fund’s fundamental and non-fundamental investment policies, see the Fund’s SAI.

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined based on the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.

The Fund may hold other investments that are not part of its principal investment strategies. These investments and their risks are described in the Fund’s SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the Fund’s SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedleus.com.

Primary Service Providers

Columbia Wanger, which also serves as the Fund’s administrator (the “Administrator”), Columbia Management Investment Distributors, Inc. (the “Distributor”), Columbia Management Investment Services Corp. (the “Transfer Agent”) and the Fund’s custodian are the Fund’s primary service providers. The Fund’s contracts with its primary service providers (“Service Provider Contracts”) are solely among the parties thereto.

Shareholders are not parties to, or intended to be third-party beneficiaries of, any Service Provider Contracts.

Further, the Fund’s prospectus and SAI, this Combined Information Statement/Prospectus and the Fund’s Service Provider Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Service Provider Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.

Columbia Wanger, the Distributor, and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds outside the Columbia Acorn family of funds (“Columbia Acorn Funds”), including the other Columbia Funds, and are paid for providing these services. These service relationships are described below.

Board of Trustees

The Fund is governed by the Board. More than 75% of the Fund’s Trustees are independent (“Independent Trustees”), meaning that they are not “interested persons” of the Fund, as defined in the 1940 Act. The Independent Trustees bring backgrounds in business and academia to their task of working with the Fund’s officers to establish the Fund’s policies and oversee its activities. Among the Trustees’ responsibilities are: selecting the investment adviser for the Fund; approving the advisory agreement; reviewing other contracts; approving investment policies; monitoring Fund operations, performance, compliance and costs; and nominating or selecting new Trustees. Each Trustee serves the Fund for an indefinite term until his or her retirement, resignation, death or removal in accordance with the organizational documents of Columbia Acorn Trust (the “Trust”). The Trust’s By-Laws generally require that Trustees retire at the end of the calendar year in which they attain the age of 75 years. The last meeting to elect Trustees was held on February 27, 2015. Any Trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the Columbia Acorn Funds. The mailing address for the Trustees and officers is 71 S. Wacker, Suite 2500, Chicago, Illinois 60606. For more detailed information about the Board, please refer to the Fund’s SAI.

The Investment Manager

Columbia Wanger Asset Management, LLC is located at 71 S. Wacker, Suite 2500, Chicago, Illinois 60606. As of December 31, 2019, Columbia Wanger had assets under management of approximately $10.255 billion. Columbia Wanger is a registered investment adviser and wholly owned subsidiary of Columbia Threadneedle, which is a wholly owned subsidiary of Ameriprise Financial and the Fund’s sub-administrator (the “Sub-Administrator”). In addition to serving as an investment adviser to mutual funds, Columbia Wanger acts as an investment manager for other institutional accounts.

Subject to oversight by the Board, Columbia Wanger manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. Columbia Wanger may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments.

The Fund pays Columbia Wanger a fee for its investment advisory services. The fee is calculated as a percentage of the daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate fees paid to Columbia Wanger by the Fund amounted to 0.67% for Columbia Acorn Fund and 0.79% for Columbia Acorn International of average daily net assets of the Fund, before any applicable reimbursements.

A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s investment management services agreement with Columbia Wanger is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2019.

The Administrator

Columbia Wanger is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Administrator retains the Sub-Administrator to perform certain of these services (including fund accounting), and pays a fee for the services of the Sub-Administrator. The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Trust’s aggregate average daily net assets and is paid monthly, as follows:

Annual Administration Fee, as a % of Aggregate Daily Net Assets of the Trust:
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

The Distributor

Shares of each Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 225 Franklin Street, Boston, MA 02110. The Distributor is a registered broker-dealer and an indirect, wholly owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.

Certain Conflicts of Interest

There are certain actual and potential conflicts of interest that arise from the financial services activities of Ameriprise Financial and its affiliates, including Columbia Wanger and the Funds’ other primary service providers. Please see each Fund’s prospectus and SAI for further discussion of these conflicts of interest.

The Transfer Agent

Columbia Management Investment Services Corp. is a registered transfer agent and wholly owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and exchanges of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Transfer Agent has engaged DST Asset Manager Solutions, Inc. to provide various shareholder or “sub-transfer agency” services. In addition, the Transfer Agent enters into agreements with various financial intermediaries through which you may hold Fund shares, pursuant to which the Transfer Agent pays these financial intermediaries for providing certain shareholder services. Depending on the type of account, the Fund pays the Transfer Agent a per account fee or a fee based on the assets invested through omnibus accounts, and reimburses the Transfer Agent for certain out-of-pocket expenses, including certain payments to financial intermediaries through which shares are held.

The Funds

The Columbia Acorn Funds and the other Columbia Funds generally share the same policies and procedures for investor services, as described below. Together, the Fund and the other Columbia Acorn Funds, along with the Columbia Funds, are referred to herein as the Funds.

Funds Contact Information

Additional information about the Funds, including sales charges and other class features and policies, can be obtained, free of charge, at columbiathreadneedleus.com,* by calling toll-free 800.345.6611, or by writing (regular mail) to Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o DST Asset Manager Solutions, Inc., 430 W 7th Street, Ste 219104, Kansas City, MO 64105-1407.

*	The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.

Summary of Share Class Features

Each share class has its own investment eligibility criteria, cost structure and other features. Your financial intermediary may not make every share class available or may cease to make available one or more share classes of the Fund. The share class you select through your financial intermediary may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. An investor transacting in a class of Fund shares without any front-end sales charge, contingent deferred sales charge (CDSC), or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Fund offers, which share classes are available to you and which share class(es) is/are appropriate for you. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. The Fund, the Distributor and the Transfer Agent do not provide investment advice or make recommendations regarding Fund share classes. Your financial intermediary may provide advice and recommendations to you, such as which share class(es) is/are appropriate for you.

When deciding which class of shares to buy, you should consider, among other things:

•	The amount you plan to invest.

•	How long you intend to remain invested in the Fund.

•	The expenses for each share class.

•	Whether you may be eligible for a reduction or waiver of sales charges when you buy or sell shares.

Share Class Features

The following summarizes the primary features of Class A, Class Adv, Class C, Class Inst, Class Inst2, Class Inst3.

No sales charges apply to shares issued in the Reorganizations. For subsequent purchases, the sales charge reductions and waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. Financial intermediary specific sales charge reductions and waivers are the same for the Target Funds and Acquiring Funds and are set forth in Appendix A to each Fund’s prospectus.

Sales Charges and Commissions

Sales charges, commissions, and distribution fees compensate financial intermediaries (typically your financial advisor) for selling shares to you, and service fees compensate financial intermediaries for maintaining and servicing the shares held in your account with them. Distribution and service fees are discussed in a separate sub-section below. Depending on which share class you choose and the financial intermediary through which you purchase your shares, you may pay these charges at potentially different levels at the outset as a front-end sales charge, at the time you sell your shares as a CDSC and/or over time in the form of distribution and/or service fees.

Whether the ultimate cost is higher for one share class over another depends on the amount you invest, how long you hold your shares, the fees (i.e., sales charges) and expenses of the class and whether you are eligible for reduced or waived sales charges, if available. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility, class-specific features, and any applicable reductions in, or waivers of, sales charges. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges. We encourage you to consult with a financial advisor who can help you with your investment decisions. Please contact your financial intermediary for more information about services, fees and expenses, and other important information about investing in the Fund, as well as with any questions you may have about your investing options. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts.

Class A Shares — Front-End Sales Charge

Unless your purchase qualifies for a waiver (e.g., you buy the shares through reinvested Fund dividends or distributions or subject to an applicable financial intermediary-specific waiver), you will pay a front-end sales charge when you buy Class A shares, resulting in a smaller dollar amount being invested in a Fund than the purchase price you pay. The Class A shares sales charge is waived on Class C shares converted to Class A shares. For more information about sales charge waivers and reduction opportunities, see Choosing a Share Class — Reductions/Waivers of Sales Charges and Appendix A to each Fund’s prospectus.

The Distributor receives the sales charge and re-allows (or pays) a portion of the sales charge to the financial intermediary through which you purchased the shares. The Distributor retains the balance of the sales charge. The Distributor retains the full sales charge you pay when you purchase shares of the Fund directly from the Fund (through the Transfer Agent, rather than through a financial intermediary).

The front-end sales charge you will pay on Class A shares:

•	depends on the amount you are investing (generally, the larger the investment, the smaller the percentage sales charge), and

•	is based on the total amount of your purchase and the value of your account (and any other accounts eligible for aggregation of which you or your financial intermediary notifies the Fund).

The table below presents the front-end sales charge as a percentage of both the offering price and the net amount invested.

Class A Shares — Front-End Sales Charge — Breakpoint Schedule*

Breakpoint Schedule For:	Dollar amount of shares bought(a)	Sales charge as a % of the offering price(b)	Sales charge as a % of the net amount invested(b)	Amount retained by or paid to financial intermediaries as a % of the offering price
Class A Shares	$0–$49,999	5.75%	6.10%	5.00%
	$50,000–$99,999	4.50%	4.71%	3.75%
	$100,000–$249,999	3.50%	3.63%	3.00%
	$250,000–$499,999	2.50%	2.56%	2.15%
	$500,000–$999,999	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00	%(c)

(a)

Purchase amounts and account values may be aggregated among all eligible Fund accounts for the purposes of this table. See Choosing a Share Class — Reductions/Waivers of Sales Charges for a discussion of account value aggregation.

(b)

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process. Purchase price includes the sales charge.

(c)	For information regarding cumulative commissions paid to your financial intermediary when you buy $1 million or more of Class A shares of a Fund, see Class A Shares — Commissions below.

Class A Shares — CDSC

In some cases, you’ll pay a CDSC if you sell Class A shares that you purchased without a front-end sales charge.

•

If you purchased Class A shares without an initial sales charge because your accounts aggregated between $1 million and $50 million at the time of purchase, you will incur a CDSC if you redeem those shares within 18 months after purchase, which is charged as follows: 1.00% CDSC if shares are redeemed within 12 months after purchase; and 0.50% CDSC if shares are redeemed more than 12, but less than 18, months after purchase.

•

Subsequent Class A share purchases that bring your aggregate account value to $1 million or more (but less than $50 million) will also be subject to a CDSC if you redeem them within the time periods noted above.

Class A Shares — Commissions

The Distributor may pay your financial intermediary an up-front commission when you buy Class A shares. The Distributor generally funds the commission through the applicable sales charge you paid. For more information, see Class A Shares — Front-End Sales Charge above.

The Distributor may also pay your financial intermediary a cumulative commission when you buy Class A shares in amounts not subject to a front-end sales charge, according to the following schedules (assets initially purchased into Class A shares of a Fund that were purchased without the application of a front-end sales charge are excluded for purposes of calculating a financial intermediary’s commission under these schedules):

Class A Shares of Taxable Funds — Commission Schedule (Paid by the Distributor to Financial Intermediaries)*

Purchase Amount	Commission Level* (as a % of net asset value per share)
$1 million – $2,999,999	1.00%
$3 million – $49,999,999	0.50%
$50 million or more	0.25%

*	Not applicable to Funds that do not assess a front-end sales charge.
**

The commission level applies to the applicable asset level; therefore, for example, for a purchase of $5 million, the Distributor would pay a commission of 1.00% on the first $2,999,999 and 0.50% on the balance.

Class C Shares — Front-End Sales Charge

You do not pay a front-end sales charge when you buy Class C shares, but you may pay a CDSC when you sell Class C shares. Although Class C shares do not have a front-end sales charge, over time Class C shares can incur distribution and/or service fees that are equal to or more than the front-end sales charge and distribution and/or service fees you would pay for Class A shares. Thus, although the full amount of your purchase of Class C shares is invested in a Fund, any positive investment return on this money may be partially or fully offset by the expected higher annual expenses of Class C shares. If you are eligible to invest in Class A shares without a front-end sales charge, you should discuss your options with your financial intermediary. For more information, see Choosing a Share Class – Reductions/Waivers of Sales Charges.

Class C Shares — Conversion to Class A Shares

Class C shares of a Fund generally automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date. Class C shares held through a financial intermediary in an omnibus account will be converted provided that the intermediary is able to track purchases to credit individual shareholders’ holding periods. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Not all financial intermediaries are able to track purchases to credit individual shareholders’ holding periods. For example, group retirement plans held through third-party intermediaries that hold Class C shares in an omnibus account may not track participant level share lot aging. Please consult with your financial intermediary about your eligibility for Class C share conversion. The Fund may convert Class C shares held through a financial intermediary to Class A shares sooner in connection with the withdrawal of Class C shares of the Fund from the financial intermediary’s platform or accounts. Once your Class C shares convert to Class A shares, your total returns from an investment in the Fund may increase as a result of the lower operating costs of Class A shares. Please see each Fund’s prospectus for additional information on the conversion of Class C shares.

Class C Shares — CDSC

You will pay a CDSC of 1.00% if you redeem Class C shares within 12 months of buying them unless you qualify for a waiver of the CDSC (e.g., the shares you are selling were purchased with reinvested Fund distributions). Redemptions of Class C shares are not subject to a CDSC if redeemed after 12 months. For more information, see Choosing a Share Class — Reductions/Waivers of Sales Charges.

Class C Shares — Commissions

Although there is no front-end sales charge when you buy Class C shares, the Distributor makes an up-front payment (which includes a sales commission and an advance of service fees) directly to your financial intermediary of up to 1.00% of the NAV per share when you buy Class C shares. The Distributor seeks to recover this payment through distribution fees of up to 0.75% and shareholder service fees of up to 0.25% it receives under the Fund’s Rule 12b-1 plan during the first 12 months following the sale of Class C shares, and any applicable CDSC when you sell your shares. For more information, see Choosing a Share Class — Distribution and Service Fees.

Reductions/Waivers of Sales Charges

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund (i.e., a Direct-at-Fund Account, as defined below) or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales charge and/or CDSC waivers. In all instances, it is your responsibility to notify your financial intermediary or (for Direct-at-Fund Accounts, as defined below) the Fund at the time of purchase of any relationship or other facts that may qualify you for sales charge waivers or discounts. In order to obtain waivers and discounts not available through a particular financial intermediary, shareholders will have to purchase Fund shares directly from the Fund (if permitted) or through a different financial intermediary. For a description of financial intermediary-specific sales charge reductions and/or waivers, see Appendix A to each Fund’s prospectus.

Class A Shares Front-End Sales Charge Reductions

The Fund makes available two means of reducing the front-end sales charge that you may pay when you buy Class A shares of a Fund. These types of sales charge reductions are also referred to as breakpoint discounts.

First, through the right of accumulation (ROA), you may combine the value of eligible accounts (as described in the Eligible Accounts section below) maintained by you and members of your immediate family to reach a breakpoint discount level and apply a lower front-end sales charge to your purchase. To calculate the combined value of your eligible Fund accounts in the particular class of shares, the Fund will use the current public offering price per share. For purposes of obtaining a breakpoint discount through ROA, you may aggregate your and your “immediate family” members’ ownership (as described in the FUNDamentals box below) of certain classes of shares held in certain account types, as described in the Eligible Accounts section below.

Second, by making a statement of intent to purchase additional shares (commonly referred to as a letter of intent (LOI)), you may pay a lower sales charge on all purchases of Class A shares made within 13 months after the date of your LOI. Your LOI must state the aggregate amount of purchases you intend to make in that 13-month period, which must be at least enough to reach the first (or next) breakpoint of the Fund. The required form of LOI may vary by financial intermediary, so please contact them directly for more information. Five percent of the purchase commitment amount will be placed in escrow. At the end of the 13-month period, the shares will be released from escrow, provided that you have invested the commitment amount. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. To calculate the total value of the purchases you’ve made under an LOI, the Fund will use the historic cost (i.e., dollars invested and not current market value) of the shares held in each eligible account; reinvested dividends or capital gains, or purchases made through the reinstatement privilege do not count as purchases made under an LOI. For purposes of making an LOI to purchase additional shares, you may aggregate eligible shares owned by you or your immediate family members in eligible accounts, valued as of the day immediately before the initiation of your LOI.

You must request the reduced sales charge (whether through ROA or an LOI) when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. To obtain a breakpoint discount, you must notify your financial intermediary in writing at the time you buy your shares of each eligible account maintained by you and members of your immediate family, including accounts maintained through different financial intermediaries. You and your financial intermediary are responsible for ensuring that you receive discounts for which you are eligible. Please contact your financial intermediary with questions regarding application of the eligible discount to your account. You may be asked by your financial intermediary (or by the Fund if you hold your account directly with the Fund) for account statements or other records to verify your discount eligibility for new and subsequent purchases, including, when applicable, records for accounts opened with a different financial intermediary and records of accounts established by members of your immediate family.

The sales charge reductions available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge reductions, see Appendix A to each Fund’s prospectus.

FUNDamentals

Your “Immediate Family” and Account Value Aggregation

For purposes of obtaining a breakpoint discount for Class A shares, the value of your account will be deemed to include the value of all applicable shares in eligible Fund accounts that are held by you and your “immediate family,” which includes your spouse, domestic partner, parent, step-parent, legal guardian, child under 21, step-child under 21, father-in-law and mother-in-law, provided that you and your immediate family members share the same mailing address. Any Fund accounts linked together for account value aggregation purposes as of the close of business on September 3, 2010 will be permitted to remain linked together. Group retirement plan accounts are valued at the retirement plan level.

Eligible Accounts

The following accounts are eligible for account value aggregation as described above, provided that they are invested in Class A (excluding, in the case of Direct-at-Fund Accounts, Funds that do not assess a front-end sales charge, including Columbia Government Money Market Fund, Columbia Large Cap Enhanced Core Fund, Columbia Large Cap Index Fund, Columbia Mid Cap Index Fund, Columbia Small Cap Index Fund, Columbia Ultra Short Term Bond Fund and Columbia U.S. Treasury Index Fund, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge), Class C, Class E, Class Inst or Class V shares of a Fund, or non-retirement plan accounts invested in Class Adv, Class Inst2 or Class Inst3 shares of a Fund: individual or joint accounts; Roth and traditional IRAs; Simplified Employee Pension accounts (SEPs), Savings Investment Match Plans for Employees of Small Employers accounts (SIMPLEs) and Tax Sheltered Custodial Accounts (TSCAs); Uniform Gifts to Minors Act (UGMA)/Uniform Transfers to Minors Act (UTMA) accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child; revocable trust accounts for which you or an immediate family member, individually, is the beneficial owner/grantor; accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan; and investments in wrap accounts.

The following accounts are not eligible for account value aggregation as described above: accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts); investments in 529 plans, donor advised funds, variable annuities, variable insurance products or managed separate accounts; charitable and irrevocable trust accounts; accounts holding shares of money market funds that used the Columbia brand before May 1, 2010; accounts invested in Class R shares of a Fund; and retirement plan accounts invested in Class Adv, Class Inst2 or Class Inst3 shares of a Fund.

Additionally, direct purchases of shares of Columbia Government Money Market Fund may not be aggregated for account value aggregation purposes; however, shares of Columbia Government Money Market Fund acquired by exchange from other Columbia Funds that assess a sales charge may be included in account value aggregation.

Class A Shares Front-End Sales Charge Waivers

There are no front-end sales charges on reinvested Fund distributions. The Class A shares sales charge is waived on conversions of Class C shares to Class A shares. The Distributor may waive front-end sales charges on purchases of Class A shares of the Funds by certain categories of investors, including Board members, certain employees of financial intermediaries, Fund portfolio managers, certain partners and employees of outside legal counsel to the Funds or the Board, separate accounts of an insurance company exempt from registration as an investment company under Section 3(c)(11) of the 1940 Act, registered broker-dealer firms that have an agreement with the Distributor purchasing Fund shares for their investment account only, and qualified employee benefit plan rollovers to Class A shares in the same Fund (see Appendix S to the Fund’s SAI for details). For a more complete description of categories of investors who may purchase Class A shares of the Fund’s at NAV, without payment of any front-end sales charge that would otherwise apply, see Appendix S to the Fund’s SAI.

In addition, certain types of purchases of Class A shares may be made at NAV. The Distributor may waive front-end sales charges on (i) purchases (including exchanges) of Class A shares in accounts of financial intermediaries that have entered into agreements with the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers; (ii) exchanges of Class Inst shares of a Fund for Class A shares of the Fund; (iii) purchases of Class A shares on brokerage mutual fund-only platforms of financial intermediaries that have an agreement with the Distributor that specifically authorizes the offering of Class A shares within such platform; (iv) purchases through certain wrap fee or other products or programs that involve fee-based compensation arrangements that have, or clear trades through a financial intermediary that has, a selling agreement with the Distributor; (v) purchases through state sponsored 529 Plans; (vi) purchases through banks, trust companies, and thrift institutions acting as fiduciaries; and (vii) purchases through certain employee benefit plans and certain qualified deferred compensation plans. For a more complete description of these eligible transactions, see Appendix S to the Fund’s SAI.

The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A to each Fund’s prospectus.

CDSC Waivers – Class A and Class C

You may be able to avoid an otherwise applicable CDSC when you sell Class A or Class C shares of the Fund. This could happen because of the way in which you originally invested in the Fund, because of your relationship with the Funds or for other reasons. For example, the CDSC will be waived on redemptions of shares in the event of the shareholder’s death; for which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase; purchased through reinvestment of dividends and capital gain distributions; that result from required minimum distributions taken from retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations; that result from returns of excess contributions made to retirement plans or individual retirement accounts (subject to certain conditions); initially purchased by an employee benefit plan (for Class A shares) and that are not connected with a plan level termination (for Class C shares); in connection with the Fund’s Small Account Policy (which is described in Buying, Selling and Exchanging Shares — Transaction Rules and Policies); and by certain other investors and in certain other types of transactions or situations. Restrictions may apply to certain accounts and certain transactions. The Distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. The Fund may change or cancel these terms at any time. Any change or cancellation applies only to future purchases. For a more complete description of the available waivers of the CDSC on redemptions of Class A or Class C shares, see Appendix S to the Fund’s SAI.

The sales charge waivers available to investors who purchase and hold their Fund shares through different financial intermediaries may vary. For a description of such financial intermediary-specific sales charge waivers, see Appendix A to each Fund’s prospectus.

Repurchases (Reinstatements)

As noted in the table below, you can redeem shares of certain classes (see Redeemed Share Class below) and use such redemption proceeds to buy shares of the Corresponding Repurchase Class (see below) without paying an otherwise applicable sales charge and/or CDSC (other than, in the case of Direct-at-Fund Accounts, redemptions from Funds that do not assess a front-end sales charge, unless such shares were purchased via an exchange from Class A shares of a Fund on which you paid the Class A share applicable front-end sales charge) within 90 days, up to the amount of the redemption proceeds.

Repurchases (Reinstatements)

Redeemed Share Class	Corresponding Repurchase Class
Class A	Class A
Class C	Class C

Any CDSC paid upon redemption of your Class A or Class C shares of a Fund will not be reimbursed.

To be eligible for the repurchase (or reinstatement) privilege, the purchase must be made into an account for the same owner, but does not need to be into the same Fund from which the shares were sold. The Transfer Agent, Distributor or their agents must receive a written reinstatement request from you or your financial intermediary within 90 days after the shares are redeemed. The purchase of the Corresponding Repurchase Class (as noted in the table above) through this repurchase (or reinstatement) privilege will be made at the NAV of such shares next calculated after the request is received in “good form.” Systematic withdrawals and purchases are excluded from this policy.

Restrictions and Changes in Terms and Conditions

Restrictions may apply to certain accounts and certain transactions. The Funds and/or the Distributor may change or cancel these terms and conditions at any time. Unless you provide your financial intermediary with information in writing about all of the factors that may count toward available reductions or waivers of an applicable sales charge, there can be no assurance that you will receive all of the reductions and waivers for which you may be eligible. To the extent your Fund account is held directly with the Fund, you should provide this information to the Fund when placing your purchase or redemption order. Please see Appendix A to each Fund’s prospectus and Appendix S to the Fund’s SAI for more information about sales charge waivers.

Distribution and Service Fees

The Board has approved, and the Columbia Acorn Funds have adopted, a distribution plan pursuant to Rule 12b-1 under the 1940 Act that sets the distribution and/or service fees that are periodically deducted from the Funds’ assets. These fees are calculated daily, may vary by share class and are intended to compensate the Distributor and/or eligible financial intermediaries for, with regard to distribution fees, selling Fund shares and, with regard to service fees, directly or indirectly providing services to shareholders. Because the fees are paid out of the Fund’s assets on an ongoing basis, they will increase the cost of your investment over time.

The table below shows the maximum annual distribution and/or service fees (as an annual percentage of average daily net assets) and the combined amount of such fees applicable to each share class of the Columbia Acorn Funds:

	Distribution Fee	Service Fee	Combined Total
Class A	None	0.25%	0.25%
Class Adv	None	None	None
Class C	0.75%	0.25%	1.00%
Class Inst	None	None	None
Class Inst2	None	None	None
Class Inst3	None	None	None

The distribution and/or service fees for Class A and Class C shares, as applicable, are subject to the requirements of Rule 12b-1 under the 1940 Act. The Distributor may retain these fees otherwise payable to financial intermediaries if the amounts due are below an amount determined by the Distributor in its sole discretion.

For Class A shares, the Distributor begins to pay these fees immediately after purchase, except in the following case, in which the Distributor begins to pay these fees 12 months after purchase: a purchase of Class A shares of $1 million or more that pay a Class A up-front commission to your financial intermediary and the financial intermediary opted to receive such commission. The Distributor’s policy to otherwise begin to pay these fees immediately on Class A shares includes purchases of funds that do not pay an up-front sales commission on Class A shares. For Class C shares, the Distributor begins to pay these fees 12 months after purchase. However, for Class C shares, financial intermediaries may opt to decline the up-front payment described in Choosing a Share Class – Sales Charges and Commissions – Class C Shares – Commissions and instead may receive these fees immediately after purchase. If the intermediary opts to receive the up-front payment, the Distributor retains the distribution and service fee for the first 12 months following the sale of Class C shares in order to recover the up-front payment made to financial intermediaries and to pay for other related expenses.

If you maintain shares of the Fund directly with the Fund, without working with a financial advisor or other financial intermediary, distribution and service fees may be retained by the Distributor as payment or reimbursement for incurring certain distribution and shareholder service related expenses.

Over time, these distribution and/or service fees will reduce the return on your investment and may cost you more than paying other types of sales charges. The Fund will pay these fees to the Distributor and/or to eligible financial intermediaries for as long as the distribution plan continue in effect, which is expected to be indefinitely. However, the Fund may reduce or discontinue payments at any time. Your financial intermediary may also charge you other additional fees for providing services to your account, which may be different from those described here.

Financial Intermediary Compensation

The Distributor, Columbia Wanger and their affiliates make payments, from their own resources, to financial intermediaries, including other Ameriprise Financial affiliates, for marketing/sales support services relating to the Funds. Please see each Fund’s prospectus and SAI for further discussion of the compensation paid by the Fund’s services providers to financial intermediaries.

Share Price Determination

The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined net asset value (or NAV) per share for a given share class. The Fund calculates the NAV per share for each class of shares of the Fund at the end of each business day, with the value of the Fund’s shares based on the total value of all of the securities and other assets that it holds as of a specified time.

FUNDamentals

Business Days

A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at (i) the scheduled close of the NYSE for such day (usually 4:00 p.m. Eastern Time or such other time as the NYSE may schedule), (ii) the scheduled close of the NYSE (usually 4:00 p.m. Eastern Time) on any business day on which the NYSE has an unscheduled close or intraday trading halt or other disruption, regardless of the time of such unscheduled close, halt or disruption or whether trading resumes, or (iii) such other time as the Board may from time to time determine. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.

Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. Certain equity securities, debt securities and other assets are valued differently. For instance, short-term investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price. For a Fund organized as a fund-of-funds, its investments in other funds are valued at their NAVs. Market quotations are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund’s Board.

If a market price is not readily available or is deemed not to reflect market value, the security will be valued in good faith based on a determination of the security’s fair value pursuant to the Portfolio Pricing Policy approved by the Board. The Portfolio Pricing Policy provides that fair value determinations will be made using the methodology set forth in the Policy and deemed most appropriate under the circumstances and considering all available, relevant factors and indications of value. The Portfolio Pricing Policy provides that fair valuation may be used to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated. In addition, in the event of a significant movement in the Standard & Poor’s 500 E-Mini Index, a statistical fair valuation process is applied to adjust prices of foreign securities traded on foreign exchanges in time zones different from the United States utilizing the services of a designated pricing vendor. Although the use of statistical fair valuation is intended to and may decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities. Please consult the Fund’s SAI for more information on the factors to be considered in making fair value determinations; the significant events that may necessitate fair valuation of foreign securities; and the Fund’s statistical fair valuation methodology.

When fair valuation is used to price securities, the values for those securities may be higher or lower than values used by another fund to price the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.

Transaction Rules and Policies

The Fund, the Distributor or the Transfer Agent may refuse any order to buy or exchange shares. If this happens, the Fund will return any money it received, but no interest will be paid on that money. Your financial intermediary may have rules and policies in place that are in addition to or different than those described below.

Order Processing

Orders to buy, sell or exchange Fund shares are processed on business days. Depending upon the class of shares, orders can be made by mail, by telephone or online. Orders received in “good form” by the Transfer Agent or your financial intermediary before the end of a business day are priced at the NAV per share (plus any applicable sales charge) of the Fund’s applicable share class on that day. Orders received after the end of a business day will receive the next business day’s NAV per share (plus any applicable sales charge). For Direct-at-Fund Accounts (i.e., accounts established directly with the Fund), when a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives the transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.

“Good Form”

An order is in “good form” if the Transfer Agent or your financial intermediary has received payment (in the case of purchases) and all of the information and documentation it deems necessary to effect your order. For example, when you sell shares, “good form” means that your request (i) has complete instructions and written requests include the signatures of all account owners, (ii) is for an amount that is less than or equal to the shares in your account for which payment has been received and collected, (iii) has a Medallion Signature Guarantee for amounts greater than $100,000 and certain other transactions, as described below, and (iv) includes any other required documents completed and attached. For the documents required for sales by corporations, agents, fiduciaries, surviving joint owners and other legal entities, call 800.345.6611.

Excessive Trading Practices Policy

Right to Reject or Restrict Share Transaction Orders — The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.

The Fund reserves the right to reject, without any prior notice, any purchase or exchange order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase or exchange order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. The Excessive Trading Policies and Procedures apply equally to purchase or exchange transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.

Specific Buying and Exchanging Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor’s future purchase orders, including exchange purchase orders, involving any Fund.

For these purposes, a “round trip” is a purchase or exchange into the Fund followed by a sale or exchange out of the Fund, or a sale or exchange out of the Fund followed by a purchase or exchange into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.

These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund’s Excessive Trading Policies and Procedures.

Limitations on the Ability to Detect and Prevent Excessive Trading Practices — The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or exchange orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.

Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund’s ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund’s efforts to detect and prevent it.

Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.

Opening an Account and Placing Orders

We encourage you to consult with a financial advisor who can help you with your investment decisions and who can help you open an account. Once you have an account, you can buy, sell or exchange shares by contacting your financial advisor who will send your order to the Transfer Agent or your financial intermediary. As described below, once you have an account you can also communicate your orders directly to the Transfer Agent by mail, by telephone or online.

The Funds are generally available directly and through broker-dealers, banks and other financial intermediaries or institutions, and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. You may buy, sell, or exchange shares through your financial intermediary. If you maintain your account directly with your financial intermediary, you must contact that agent to process your transaction.

Not all financial intermediaries offer the Funds (or all classes of Fund shares) and certain financial intermediaries that offer the Funds may not offer all Funds on all investment platforms or programs. Please consult with your financial intermediary to determine the availability of the Funds. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the Distributor, you will not be able to transfer Fund holdings to that account. In that event, you must either maintain your Fund holdings with your current financial intermediary or find another financial intermediary with a selling agreement.

Financial intermediaries that offer the Funds may charge you additional fees for the services they provide and they may have different policies that are not described in this prospectus. An investor transacting in a class of Fund shares without any front-end sales charge, CDSC, or other asset-based fee for sales or distribution, such as a Rule 12b-1 fee, may be required to pay a commission to the financial intermediary for effecting such transactions. The Funds are offered in a number of different share classes that have different fees and expenses and other features. Some differences in the policies of different financial intermediaries may include different minimum investment amounts, exchange privileges, Fund/class choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be per formed by the financial intermediaries through which your shares of the Fund are held. Since the Fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the Fund to make changes to your account, to give instructions concerning your account, or to obtain information about your account. The Fund and its service providers, including the Distributor and the Transfer Agent, are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

The Fund may engage financial intermediaries to receive purchase, exchange and sell orders on its behalf. Accounts established directly with the Fund will be serviced by the Transfer Agent. The Funds, the Transfer Agent and the Distributor do not provide investment advice.

Direct-At-Fund Accounts (Accounts Established Directly with the Fund)

You can hold Fund shares through an account established and held through the financial intermediary through which you purchased Fund shares or you or your financial intermediary may establish an account directly with the Fund, in which case you will receive Fund account transaction confirmations and statements from the Transfer Agent, and not your financial intermediary (Direct-at-Fund Accounts).

To open a Direct-at-Fund Account, complete a Fund account application with your financial advisor or investment professional, and mail the account application to the Transfer Agent. Account applications may be obtained at columbiathreadneedleus.com or may be requested by calling 800.345.6611. Make your check payable to the Fund. You will be assessed a $15 fee for any checks rejected by your financial institution due to insufficient funds or other reasons. The Funds do not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to the Transfer Agent at its regular or express mail address that can be found at the beginning of the section Choosing a Share Class. You may also use these addresses to request an exchange or redemption of Fund shares. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Funds you own under the same account. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee. Please contact the Transfer Agent for more information.

Written Transactions – Direct-at-Fund Accounts

If you have a Direct-at-Fund Account, you can communicate written buy, sell or exchange orders to the Transfer Agent at its address that can be found at the beginning of the section Choosing a Share Class. When a written order to buy, sell or exchange shares is sent to the Transfer Agent, the share price used to fill the order is the next price calculated by the Fund after the Transfer Agent receives your transaction request in “good form” at its transaction processing center (i.e., the Fund’s express mail address), not the P.O. Box provided for regular mail delivery.

Include in your transaction request letter: your name; the name of the Fund(s); your account number; the class of shares to be purchased, exchanged or sold; your SSN or other TIN; the dollar amount or number of shares you want to purchase, exchange or sell; specific instructions regarding delivery of any redemption proceeds or exchange destination (i.e., the Fund/class to be exchanged into); signature(s) of all registered account owner(s); and any special documents the Transfer Agent may require in order to process your order.

Corporate, trust or partnership accounts may need to send additional documents. Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

Telephone Transactions – Direct-at-Fund Accounts

For Class A, Class C, Class Inst and Class Inst3 shares, if you have a Direct-at-Fund Account, you may place orders to buy, sell or exchange shares by telephone through the Transfer Agent. To place orders by telephone, call 800.422.3737. Have your account number and SSN or TIN available when calling.

You can sell Fund shares via telephone and receive redemption proceeds: by electronic funds transfer via ACH, by wire, or by check to the address of record, subject to a maximum of $100,000 of shares per day, per Fund account. You can buy Fund shares via telephone by electronic funds transfer via ACH from your bank account up to a maximum of $100,000 of shares per day, per Fund account, or by wire from your bank account without a maximum. See below for more information regarding wire and electronic fund transfer transactions. Certain restrictions apply, so please call the Transfer Agent at 800.422.3737 for this and other information in advance of any need to transact via telephone.

Telephone orders may not be as secure as written orders. The Fund will take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. However, the Fund and its agents will not be responsible for any losses, costs or expenses resulting from an unauthorized telephone instruction when reasonable steps have been taken to confirm that telephone instructions are genuine. Telephone orders may be difficult to complete during periods of significant economic or market change or business interruption.

Online Transactions – Direct-at-Fund Accounts

For Class A, Class C, Class Inst and Class Inst3 shares, if you have a Direct-at-Fund Account, you may be able to place orders to buy, sell, or exchange shares online. Contact the Transfer Agent at 800.345.6611 for more information on certain account trading restrictions and the special sign-up procedures required for online transactions. You can also go to columbiathreadneedleus.com/investor/ to sign up for online transactions. The Transfer Agent has procedures in place to authenticate electronic orders you send through the internet. You will be required to accept the terms of an online agreement and to establish an online account and utilize a password in order to access online account services. You can sell a maximum of $100,000 of shares per day, per Fund account through your online account if you qualify for internet orders. Wire transactions are not permitted online.

Wire Transactions – Direct-at-Fund Accounts

If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst and Class Inst3 shares of a Fund by wiring money from (or to) your bank account to (or from) your Fund account. You must set up this feature prior to your request unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. The Transfer Agent charges a fee for shares sold by wire. The Transfer Agent may waive the fee for certain accounts. In the case of a redemption, the receiving bank may charge an additional fee. The minimum amount that can be redeemed by wire is $500. When selling Fund shares via a telephone request, the maximum amount that can be redeemed via wire transfer is $100,000 per day, per Fund account. Wire transactions are not permitted online.

Electronic Funds Transfer via ACH – Direct-at-Fund Accounts

If you hold a Direct-at-Fund Account, you may purchase or redeem Class A, Class C, Class Inst and Class Inst3 shares of a Fund by electronically transferring money via ACH from (or to) your bank account to (or from) your Fund account subject to a maximum of $100,000 of shares per day, per Fund account. You must set up this feature prior to your request, unless you are submitting your request in writing, which may require a Medallion Signature Guarantee. Please contact the Transfer Agent by calling 800.422.3737 to obtain the necessary forms and requirements. Your bank may take up to three business days to post an electronic funds transfer to (or from) your Fund account.

Buying Shares

Eligible Investors

Class A Shares and Class C Shares

Class A shares and Class C shares are available to the general public for investment.

Class Adv Shares

Class Adv shares are available only to (i) omnibus retirement plans, including self-directed brokerage accounts within omnibus retirement plans that clear through institutional no transaction fee (NTF) platforms, (ii) trust companies or similar institutions, (iii) broker-dealers, banks, trust companies and similar institutions that clear Fund share transactions for their client or customer investment advisory or similar accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Adv eligibility apart from selling, servicing or similar agreements, (iv) 501(c)(3) charitable organizations, (v) 529 plans, (vi) health savings accounts, (vii) investors participating in a fee-based advisory program sponsored by a financial intermediary or other entity that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting per formed in place of the Transfer Agent, and (viii) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform.

Class Inst Shares

Class Inst shares are available only to the categories of eligible investors described below under Class Inst Shares Minimum Initial Investments. Financial intermediaries that clear Fund share transactions through designated financial intermediaries and their mutual fund trading platforms that were given specific written notice from the Transfer Agent of the termination of their eligibility for new purchases of Class Inst shares and omnibus retirement plans are not permitted to establish new Class Inst accounts, subject to certain exceptions described below.

Omnibus retirement plans that opened and, subject to certain exceptions, funded a Class Inst account with the Fund as of the close of business on March 28, 2013 and have continuously held Class Inst shares in such account after such date (each, a grandfathered plan), may generally continue to make additional purchases of Class Inst shares, open new Class Inst accounts and add new participants. In addition, an omnibus retirement plan affiliated with a grandfathered plan may, in the sole discretion of the Distributor, open new Class Inst accounts in a Fund if the affiliated plan opened a Class Inst account on or before March 28, 2013. If an omnibus retirement plan invested in Class Inst shares changes recordkeepers after March 28, 2013, any new accounts established for that plan may not be established in Class Inst shares, but such a plan may establish new accounts in a different share class for which the plan is eligible.

Accounts of financial intermediaries (other than omnibus retirement plans, which are discussed above) that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that received specific written notice from the Transfer Agent of the termination, effective March 29, 2013, of their eligibility for new purchases of Class Inst shares will not be permitted to establish new Class Inst accounts or make additional purchases of Class Inst shares (other than through reinvestment of distributions). Any such account may, at its holder’s option, exchange Class Inst shares of a Fund, without the payment of a sales charge, for Class A shares of the same Fund.

Class Inst2 Shares

Class Inst2 shares are available only to (i) certain registered investment advisers and family offices that clear Fund share transactions for their client or customer accounts through designated financial intermediaries and their mutual fund trading platforms that have been granted specific written authorization from the Transfer Agent with respect to Class Inst2 eligibility apart from selling, servicing or similar agreements; (ii) omnibus retirement plans; and (iii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst2 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst2 shares within such platform. Prior to November 8, 2012, Class Inst2 shares were closed to new investors and new accounts, subject to certain exceptions. Existing shareholders who do not satisfy the new eligibility requirements for investment in Class Inst2 may not establish new Class Inst2 accounts but may continue to make additional purchases of Class Inst2 shares in accounts opened and funded prior to November 8, 2012; provided, however, that investment advisory programs and similar programs that opened a Class Inst2 account as of May 1, 2010, and continuously hold Class Inst2 shares in such account after such date, may generally not only continue to make additional purchases of Class Inst2 shares but also open new Class Inst2 accounts for such pre-existing programs and add new shareholders in the program.

Class Inst3 Shares

Class Inst3 shares are available to: (i) group retirement plans that maintain plan-level or omnibus accounts with the Fund (through the Transfer Agent); (ii) institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform; (iii) collective trust funds; (iv) affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); (v) fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform, provided also that Fund shares are held in an omnibus account; (vi) commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and that Fund shares are held in an omnibus account; and (vii) bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.

Additional Eligible Investors

In addition, the Distributor, in its sole discretion, may accept investments in any share class from investors other than those listed in this prospectus, and may also waive certain eligibility requirements for operational and other reasons, including but not limited to any requirement to maintain Fund shares in networked or omnibus accounts.

Minimum Initial Investments

The table below shows the Fund’s minimum initial investment requirements, which may vary by class and type of account.

The Fund reserves the right to redeem your shares if your account falls below the Fund’s minimum initial investment requirement.

Minimum Initial Investments

	Minimum Initial Investment(a)	Minimum Initial Investment for Accounts with Systematic Investment Plans
For all classes and account types except those listed below	$2,000	$100
Individual Retirement Accounts for all classes except those listed below	$1,000	$100
Group retirement plans	None	N/A
Class Adv and Class Inst	$0, $1,000 or $2,000(b)	$100(b)
Class Inst2	None	N/A
Class Inst3	$0, $1,000, $2,000 or $1 million(c)	$100(c)

(a)

If your Class A, Class Adv, Class C, Class Inst or Class Inst3 shares account balance falls below the minimum initial investment amount for any reason, including a market decline, you may be asked to increase it to the minimum initial investment amount or establish a monthly Systematic Investment Plan. If you do not do so, your account will be subject to a $20 annual low balance fee and/or shares may be automatically redeemed and the proceeds mailed to you if the account falls below the minimum account balance. There is no minimum initial investment in Class A shares for accounts held in an omnibus account on a mutual fund only platform offered through your financial intermediary.

(b)

The minimum initial investment in Class Adv shares is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customers, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Adv shares within such platform; for all other eligible Class Adv share investors, there is no minimum initial investment. The minimum initial investment amount for Class Inst shares is $0, $1,000 or $2,000 depending upon the category of eligible investor. The minimum initial investment amount for systematic investment plan accounts is the same as the amount set forth in the first two rows of the table, as applicable.

(c)

There is no minimum initial investment in Class Inst3 shares for: group retirement plans that maintain plan-level or omnibus accounts with the Fund; collective trust funds; affiliated or unaffiliated mutual funds (e.g., funds operating as funds-of-funds); fee-based platforms of financial intermediaries (or the clearing intermediary that they trade through) that have an agreement with the Distributor or an affiliate thereof that specifically authorizes the financial intermediary to offer and/or service Class Inst3 shares within such platform and Fund shares are held in an omnibus account; and bank trust departments, subject to an agreement with the Distributor that specifically authorizes offering Class Inst3 shares and provided that Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $2,000 ($1,000 for IRAs; $100 for systematic investment plan accounts) for commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst3 shares within such platform and Fund shares are held in an omnibus account. The minimum initial investment in Class Inst3 shares is $1 million, unless waived in the discretion of the Distributor, for the following investors: institutional investors that are clients of the Columbia Threadneedle Global Institutional Distribution Team that invest in Class Inst3 shares for their own account through platforms approved by the Distributor or an affiliate thereof to offer and/or service Class Inst3 shares within such platform. The Distributor may, in its discretion, waive the $1 million minimum initial investment required for these Class Inst3 investors. In each case above where noted that Fund shares are required to be held in an omnibus account, the Distributor may, in its discretion, determine to waive this requirement.

Additional Information about Minimum Initial Investments

The minimum initial investment requirements may be waived for accounts that are managed by an investment professional, or for accounts held in approved discretionary or non-discretionary wrap programs. The Distributor, in its sole discretion, may also waive minimum initial investment requirements for other account types.

Minimum investment and related requirements may be modified at any time, with or without prior notice. If your account is closed and then re-opened with a systematic investment plan, your account must meet the then-current applicable minimum initial investment.

Class Inst Shares Minimum Initial Investments

There is no minimum initial investment in Class Inst shares for the following categories of eligible investors:

•	Any health savings account sponsored by a third-party platform.

•

Any investor participating in an account sponsored by a financial intermediary or other entity (that provides services to the account) that is paid a fee-based advisory fee by the investor and that is not compensated by the Fund for those services, other than payments for shareholder servicing or sub-accounting per formed in place of the Transfer Agent.

•	Any commissionable brokerage account, if a financial intermediary has received a written approval from the Distributor to waive the minimum initial investment in Class Inst shares.

•	Any Trustee (or family member) of the Trust.

•	Any employee (or family member) of Columbia Wanger.

The minimum initial investment in Class Inst shares for the following categories of eligible investors is $1,000:

•

Individual retirement accounts (IRAs) on commissionable brokerage platforms where the financial intermediary, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares, provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.

•

Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares through an individual retirement account (IRA). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.

The minimum initial investment in Class Inst shares for the following categories of eligible investors is $2,000:

•

Investors (except investors in individual retirement accounts (IRAs)) who purchase Fund shares through commissionable brokerage platforms where the financial intermediary holds the shares in an omnibus account and, acting as broker on behalf of its customer, charges the customer a commission for effecting transactions in Fund shares provided that the financial intermediary has an agreement with the Distributor that specifically authorizes offering Class Inst shares within such platform.

•

Any current employee of Columbia Management Investment Advisers LLC, the Distributor or the Transfer Agent and immediate family members of any of the foregoing who share the same address are eligible to invest in Class Inst shares (other than individual retirement accounts (IRAs), for which the minimum initial investment is $1,000). If you maintain your account with a financial intermediary, you must contact that financial intermediary each time you seek to purchase shares to notify them that you qualify for Class Inst shares. If Class Inst shares are not available at your financial intermediary, you may consider opening a Direct-at-Fund Account. It is your obligation to advise your financial intermediary or (in the case of Direct-at-Fund Accounts) the Transfer Agent that you qualify for Class Inst shares; be prepared to provide proof thereof.

•

Certain financial institutions and intermediaries, such as insurance companies, trust companies, banks, endowments, investment companies or foundations, buying shares for their own account, including Ameriprise Financial and its affiliates and/or subsidiaries.

•	Bank trust departments that assess their clients an asset-based fee.

•	Any trustee or director (or family member of a trustee or director) of a fund distributed by the Distributor (other than the Columbia Acorn Funds).

•	Certain other investors as set forth in more detail in the Fund’s SAI.

Systematic Investment Plan

The Systematic Investment Plan allows you to schedule regular purchases via automatic transfers from your bank account to the Fund on a monthly, quarterly or semiannual basis. Contact the Transfer Agent or your financial intermediary to set up the plan. Systematic Investment Plans may not be available for all share classes. With the exception of Columbia Government Money Market Fund, the Systematic Investment Plan is confirmed on your quarterly account statement.

Dividend Diversification

Generally, you may automatically invest Fund distributions into the same class of shares (and in some cases certain other classes of shares) of another Fund without paying any applicable front-end sales charge. Call the Transfer Agent at 800.345.6611 for details. The ability to invest distributions from one Fund to another Fund may not be available to accounts held at all financial intermediaries.

Selling Shares

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in “good form,” (i.e., the trade date) minus any applicable CDSC.

Systematic Withdrawal Plan

The Systematic Withdrawal Plan allows you to schedule regular redemptions from your account any business day on a monthly, quarterly or semiannual basis. Currently, Systematic Withdrawal Plans are generally available for Class A, Class Adv, Class C, Class Inst, Class Inst2 and Class Inst3 share accounts. Contact the Transfer Agent or your financial intermediary to set up the plan. To set up the plan, your account balance must meet the class minimum initial investment amount. A Systematic Withdrawal Plan cannot be set up on an account that already has a Systematic Investment Plan established. Note that a Medallion Signature Guarantee may be required if this service is established after your Fund account is opened.

You can choose to receive your withdrawals via check or direct deposit into your bank account. The Fund will deduct any applicable CDSC from the withdrawals before sending redemption proceeds to you. You can cancel the plan by giving the Fund 30 days’ notice in writing or by calling the Transfer Agent at 800.422.3737. It’s important to remember that if you withdraw more than your investment in the Fund is earning, you’ll eventually withdraw your entire investment.

Satisfying Fund Redemption Requests

When you sell your Fund shares, the Fund is effectively buying them back from you. This is called a redemption. Except as noted below with respect to newly purchased shares, the Fund typically expects to send you payment for your shares within two business days after your trade date for all methods of payment. The Fund can suspend redemptions and/or delay payment of redemption proceeds for up to seven days. The Fund can also suspend redemptions and/or delay payment of redemption proceeds in excess of seven days under certain circumstances, including when the NYSE is closed or trading thereon is restricted or during emergency or other circumstances, including as determined by the SEC.

The Fund typically seeks to satisfy redemption requests from cash or cash equivalents held by the Fund, from the proceeds of orders to purchase Fund shares or from the proceeds of sales of Fund holdings effected in the normal course of managing the Fund. However, the Fund may have to sell Fund holdings, including in down markets, to meet heavier than usual redemption requests. For example, under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the Fund’s investments, the Fund may be more likely to be forced to sell Fund holdings to meet redemptions than under normal market circumstances. In these situations, the Fund’s portfolio managers may have to sell Fund holdings that would not otherwise be sold because, among other reasons, the current price to be received is less than the value of the holdings perceived by the Fund’s portfolio managers. The Fund may also, under certain circumstances (but more likely under stressed or abnormal market conditions or circumstances), borrow money under a credit facility to which the Fund and certain other Columbia Funds are parties or from other Columbia Funds under an inter fund lending program (except for closed-end funds and money market funds, which are not eligible to borrow under the program). The Fund and the other Columbia Funds are limited as to the amount that each may individually and collectively borrow under the credit facility and the inter fund lending program. As a result, borrowings available to the Fund under the credit facility and the inter fund lending program might be insufficient, alone or in combination with the other strategies described herein, to satisfy Fund redemption requests. Please see About Fund Investments – Borrowings – Inter fund Lending in the Fund’s SAI for more information about the credit facility and inter fund lending program. The Fund is also limited in the total amount it may borrow. The Fund may only borrow to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any exemptive relief available to the Fund, which currently limit Fund borrowings to 33 1/3% of total assets (including any amounts borrowed) less liabilities (other than borrowings), plus an additional 5% of its total assets for temporary purposes (to be repaid within 60 days without extension or renewal), in each case determined at the time the borrowing is made.

In addition, the Fund reserves the right to honor redemption orders in whole or in part with in-kind distributions of Fund portfolio securities instead of cash. Such in-kind distributions typically represent a pro-rata portion of Fund portfolio assets subject to adjustments (e.g., for non-transferable securities, round lots, and derivatives). In the event the Fund distributes portfolio securities in kind, you may incur brokerage and other transaction costs associated with converting the portfolio securities you receive into cash. Also, the portfolio securities you receive may increase or decrease in value after they are distributed but before you convert them into cash. For U.S. federal income tax purposes, redemptions paid in securities are generally treated the same as redemptions paid in cash. If, during any 90-day period, you redeem shares in an amount greater than $250,000 or 1% of the Fund’s net assets (whichever is less), and if Columbia Wanger determines it to be feasible and appropriate, the Fund may pay the redemption amount above such threshold by an in-kind distribution of Fund portfolio securities.

While the Fund is not required (and may refuse in its discretion) to pay a redemption with an in-kind distribution of Fund portfolio securities and reserves the right to pay the redemption proceeds in cash, if you wish to request an in-kind redemption, please call the Transfer Agent at 800.345.6611. As a result of the operational steps needed to coordinate with the redeeming shareholder’s custodian, in-kind redemptions typically take several weeks to complete after a redemption request is received. The Fund and the redeeming shareholder will typically agree upon a redemption date. Since the Fund’s NAV may fluctuate during this time, the Fund’s NAV may be lower on the agreed-upon redemption date than on an earlier date on which the investment could have been redeemed for cash.

Redemption of Newly Purchased Shares

You may not redeem shares for which the Fund has not yet received payment. Shares purchased by check or electronically by ACH when the purchase payment is not guaranteed will be considered in “good form” for redemption only after they have been held in your account for 6 calendar days after the trade date of the purchase (Collected Shares). If you request a redemption for an amount that, based on the NAV next calculated after your redemption request is received, includes any shares that are not yet Collected Shares, the Fund will only process the redemption up to the amount of the value of Collected Shares available in your account. You must submit a new redemption request if you wish to redeem those shares that were not yet Collected Shares at the time the original redemption request was received by the Fund.

Exchanging Shares

You can generally sell shares of your Fund to buy shares of another Fund (subject to eligibility requirements), in what is called an exchange. You should read the prospectus of, and make sure you understand the investment objective, principal investment strategies, risks, fees and expenses of, the Fund into which you are exchanging. Although the Funds allow certain exchanges from one share class to another share class with higher expenses, you should consider the expenses of each class before making such an exchange. Please see Same-Fund Exchange Privilege below for more information.

You will be subject to a sales charge if, in a Direct-at-Fund Account, you exchange shares that have not previously paid a sales charge, into a Columbia Fund that does assess a sales charge. If you hold your Fund shares through certain financial intermediaries, you may have limited exchangeability among the Funds. Please contact your financial intermediary for more information.

Systematic Exchanges

You may buy Class A, Class C, Class Inst and Class Inst3 shares of a Fund by exchanging each month from another Fund for shares of the same class of the Fund at no additional cost, subject to the following exchange amount minimums: $50 each month for individual retirement accounts (i.e., tax qualified accounts); and $100 each month for non-retirement accounts. Contact the Transfer Agent or your financial intermediary to set up the plan.

Exchanges will continue as long as your balance in the Fund you are exchanging shares from is sufficient to complete the systematic monthly exchange, subject to the Funds’ Small Account Policy described above in Buying, Selling and Exchanging Shares — Transaction Rules and Policies. You may terminate the program or change the amount you would like to exchange (subject to the $50 and $100 minimum requirements noted immediately above) by calling the Transfer Agent at 800.345.6611.

Same-Fund Exchange Privilege

Shareholders may be eligible to invest in other classes of shares of the same Fund, and may exchange their current shares for another share class if deemed eligible and offered by the Fund. Such same-Fund exchanges could include an exchange of one class for another with higher expenses. Before making such an exchange, you should consider the expenses of each class. Shareholders should contact their financial intermediaries to learn more about the details of the same-Fund exchange privilege. Exchanges out of Class A and Class C shares will be subject to any applicable CDSC. Financial intermediaries that have a customized arrangement with regard to CDSCs are detailed in Appendix A to each Fund’s prospectus.

Exchanges out of Class C shares to another share class of the same Fund are not permissible on Direct-at-Fund Accounts. Exchanges out of Class C shares to another share class of the same Fund within commissionable brokerage accounts are permitted only (1) by shareholders moving from a commissionable brokerage account to a fee-based advisory program or (2) when the exchange is part of a share class conversion (or a similar multiple shareholder transaction event) instituted by a financial intermediary and such conversion or similar type event is preapproved by the Distributor.

Ordinarily, shareholders will not recognize a gain or loss for U.S. federal income tax purposes upon a same-Fund exchange. You should consult your tax advisor about your particular exchanges.

Distributions to Shareholders

The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income semi-annually. The Fund may declare or pay distributions of net investment income more frequently.

Different share classes of the Fund usually pay different net investment income distribution amounts, because each class has different expenses. Each time a distribution is made, the NAV per share of the share class is reduced by the amount of the distribution.

The Fund generally pays cash distributions within five business days after the distribution was declared (or, if the Fund declares distributions daily, within five business days after the end of the month in which the distribution was declared). If you sell all of your shares after the record date, but before the payment date, for a distribution, you’ll normally receive that distribution in cash within five business days after the sale was made.

The Fund will automatically reinvest distributions in additional shares of the same share class of the Fund unless you inform us you want to receive your distributions in cash (the financial intermediary through which you purchased shares may have different policies). You can do this by contacting the Funds at the addresses and telephone numbers listed at the beginning of the section entitled Choosing a Share Class. No sales charges apply to the purchase or sale of such shares.

For accounts held directly with the Fund (through the Transfer Agent), distributions of $10 or less will automatically be reinvested in additional Fund shares only. If you elect to receive distributions by check and the check is returned as undeliverable, all subsequent distributions will be reinvested in additional shares of the Fund.

EXHIBIT A — OWNERSHIP OF FUND SHARES AND FINANCIAL HIGHLIGHTS

This section contains the following information about the Acquiring Funds and the Target Funds (all information is shown for the most recently ended fiscal year unless otherwise noted):

Table	Content
A-1	Current and pro forma ownership of shares of each Target Fund and Acquiring Fund
A-3	Financial highlights of the Acquiring Funds

Table A-1. Ownership of Target Fund and Acquiring Fund Shares

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund as of March 25, 2020 because it owns, directly or indirectly, of record more than 25% of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Fund	Shareholder Account Registration	Percent of shares held	Percent of shares held following the Reorganization
Columbia Acorn Emerging Markets Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	34.57%	0.63%

The following table provides information on shareholders who owned of record or, to the knowledge of the Fund, beneficially, more than 5% of any class of a Fund’s outstanding shares as of March 25, 2020. As of March 25, 2020, the officers and directors/trustees of each Fund, as a group, owned less than 1% of the outstanding shares of each class of such Fund.

Current Ownership of Fund Shares

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
Columbia Acorn Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	11.23%	10.01%
		Class C	12.15%	11.56%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class Inst3	9.91%	6.63%
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	Class Inst	6.89%	6.59%
		Class Inst2	17.75%	16.72%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	COLUMBIA THERMOSTAT FUND 225 FRANKLIN ST FL 25 BOSTON MA 02110-2888	Class Inst3	56.90%	38.05%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	11.64%	7.79%
	FIIOC FBO 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	Class Inst2	11.01%	10.37%
	ICMA RETIREMENT CORPORATION 777 N CAPITOL ST NE STE 600 WASHINGTON DC 20002-4240	Class Adv	20.09%	19.12%
	LOCAL & CO NOMINEE PALMER ENERGY CO THE TRUST COMPANY OF TOLEDO TTEE LOCAL & COMPANY NOMINEE FOR PALMER ENERGY COM 1630 TIMBER WOLF DR HOLLAND OH 43528-8303	Class Inst2	10.63%	10.01%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	6.68%	5.96%
		Class C	18.94%	18.02%
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	Class A	8.14%	7.25%
		Class Adv	11.28%	10.74%
		Class C	5.47%	5.20%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	Class A	5.75%	5.13%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	11.03%	9.83%
		Class Adv	14.49%	13.79%
		Class C	7.41%	7.06%
		Class Inst	8.47%	8.09%
		Class Inst2	22.93%	21.59%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	8.21%	7.32%
		Class Adv	17.87%	17.01%
		Class C	11.15%	10.61%
		Class Inst2	11.01%	10.37%
	RELIANCE TRUST COMPANY FBO MASSMUTUAL REGISTERED PRODUCT PO BOX 28004 ATLANTA GA 30358-0004	Class Adv	6.90%	6.57%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	11.33%	10.67%
	VANGUARD FIDUCIARY TRUST CO PO BOX 2600 VM VALLEY FORGE PA 19482-2600	Class Inst3	6.04%	4.04%
	WELLS FARGO BANK FBO GLOBE METALLURGICAL INC RETIREMENT 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-1076	Class Adv	11.70%	11.14%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	Class A	8.44%	7.53%
		Class C	15.53%	14.78%
Columbia Acorn International	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	42.34%	39.55%
		Class C	30.75%	21.20%
	ASCENSUS TRUST COMPANY FBO PO BOX 10758 FARGO ND 58106-0758	Class R	11.03%	10.60%
	ATTN MUTUAL FUND ADMINISTRATOR C/O M&T BANK ID SEI PRIVATE TRUST COMPANY 1 FREEDOM VALLEY DR OAKS PA 19456-9989	Class Inst	8.31%	8.15%
		Class Inst2	59.20%	58.28%
	CHARLES SCHWAB & CO INC CUST A/C FOR THE EXCLUSIVE BENEFIT (SEE ADDRESS ABOVE)	Class Inst	8.61%	8.44%
		Class Inst2	11.90%	11.71%
	COLUMBIA THERMOSTAT FUND (SEE ADDRESS ABOVE)	Class Inst3	26.14%	26.95%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS (SEE ADDRESS ABOVE)	Class Inst3	32.20%	33.19%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class C	17.37%	11.98%
	MARIL & CO FBO JI C/O BMO HARRIS BANK NA 480 PILGRIM WAY SUITE 1000 GREEN BAY WI 54304-5280	Class Inst3	21.76%	22.44%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	MATRIX TRUST COMPANY CUST. FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class R	30.66%	29.47%
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS (SEE ADDRESS ABOVE)	Class Inst	6.63%	6.50%
	MID ATLANTIC TRUST COMPANY FBO 1251 WATERFRONT PL STE 525 PITTSBURGH PA 15222-4228	Class R	14.61%	14.05%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS (SEE ADDRESS ABOVE)	Class A	6.84%	6.39%
		Class Adv	23.61%	22.70%
		Class C	9.07%	6.25%
		Class Inst	13.64%	13.38%
		Class Inst2	17.15%	16.89%
	PAI TRUST COMPANY, INC. 1300 ENTERPRISE DR DE PERE WI 54115-4934	Class R	6.17%	5.93%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	63.80%	61.34%
	STATE STREET CORPORATION FBO ADP ACCESS 1 LINCOLN ST BOSTON MA 02111-2901	Class R	26.45%	25.42%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT (SEE ADDRESS ABOVE)	Class C	6.63%	4.57%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
Columbia Acorn Emerging Markets Fund	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	42.07%	2.32%
		Class C	44.68%	13.57%
		Class Inst	31.33%	0.35%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS (SEE ADDRESS ABOVE)	Class Adv	7.30%	0.23%
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3710	Class Inst3	92.42%	0.29%
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class Inst	5.25%	0.06%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS (SEE ADDRESS ABOVE)	Class Adv	5.91%	0.19%
	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENE OF ITS CUST 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1901	Class A	9.02%	0.50%
		Class Inst	6.54%	0.07%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS (SEE ADDRESS ABOVE)	Class A	14.85%	0.82%
		Class Adv	24.61%	0.79%
		Class Inst2	82.94%	1.02%
	OPPENHEIMER & CO INC. FBO 8137 PERSHING AVE SAINT LOUIS MO 63105-3724	Class C	6.64%	2.02%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class Adv	52.28%	1.67%
		Class Inst2	7.67%	0.09%
		Class Inst3	7.28%	0.02%
	RAYMOND JAMES FBO OMNIBUS FOR MUTUAL FUNDS 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	Class C	6.36%	1.93%
		Class Inst	17.91%	0.20%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	6.43%	0.08%
	UBS WM USA SPEC CDY A/C EXCL BEN CUST 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	Class C	14.02%	4.26%
		Class Inst	8.62%	0.10%
Columbia Acorn Select	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE S MINNEAPOLIS MN 55402-2405	Class A	15.74%	1.67%
		Class C	12.90%	0.50%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS (SEE ADDRESS ABOVE)	Class Inst	5.50%	0.22%
		Class Inst2	6.01%	0.31%
	COLUMBIA THERMOSTAT FUND C/O M&T BANK ID (SEE ADDRESS ABOVE)	Class Inst3	92.09%	38.24%
	LINCOLN RETIREMENT SERVICES COMPANY FBO PMA MEDICAL SPECIALISTS 401(K) PO BOX 7876 FORT WAYNE IN 46801-7876	Class Adv	34.26%	1.38%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	LPL FINANCIAL 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	Class A	5.92%	0.63%
		Class C	11.23%	0.43%
	MATRIX TRUST COMPANY CUST. FBO 717 17TH ST STE 1300 DENVER CO 80202-3304	Class Adv	9.10%	0.37%
		Class Inst2	5.11%	0.27%
	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS (SEE ADDRESS ABOVE)	Class A	10.95%	1.16%
		Class C	13.57%	0.52%
	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY STREET 1WFC NEW YORK NY 10281-1003	Class A	11.35%	1.20%
		Class Adv	16.10%	0.65%
		Class Inst	24.18%	0.95%
		Class Inst2	7.32%	0.38%
	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	Class A	7.79%	0.82%
		Class Adv	37.54%	1.51%
		Class C	20.98%	0.81%
		Class Inst2	37.52%	1.95%
	TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	Class Inst2	28.06%	1.46%
	TD AMERITRADE TRUST COMPANY ATTN HOUSE PO BOX 17748 DENVER CO 80217-0748	Class Inst2	10.47%	0.54%

Fund	5% Owners	Share Class	Percent of shares held	Percent of shares held following the Reorganization
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT (SEE ADDRESS ABOVE)	Class A	5.56%	0.59%
		Class C	11.40%	0.44%

Table A-2. Financial Highlights

The financial highlights tables below are designed to help you understand how the Acquiring Funds have performed for the past five full fiscal years. Certain information reflects financial results for a single Acquiring Fund share.

The information shown below for each Acquiring Fund has been audited by PricewaterhouseCoopers LLP. The auditor is an independent registered public accounting firm, whose reports, along with the Acquiring Fund’s financial statements, are included in the Acquiring Fund’s annual report to shareholders. The independent registered public accounting firms’ reports and each Acquiring Fund’s financial statements are also incorporated by reference into the Reorganization SAI. Per-share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return line indicates how much an investment in a Acquiring Fund would have earned or lost each period assuming all dividends and distributions had been reinvested. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods less than one year.

Columbia Acorn® Fund

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2019	$10.65	(0.04)		2.78		2.74	(1.68)	(1.68)
Year Ended 12/31/2018	$12.92	(0.03)		(0.48)		(0.51)	(1.76)	(1.76)
Year Ended 12/31/2017	$13.35	(0.02)		3.23		3.21	(3.64)	(3.64)
Year Ended 12/31/2016	$17.63	(0.03)		1.73		1.70	(5.98)	(5.98)
Year Ended 12/31/2015	$30.30	(0.12)		(0.27	)(e)	(0.39)	(12.28)	(12.28)
Advisor Class
Year Ended 12/31/2019	$13.63	(0.01)		3.58		3.57	(1.68)	(1.68)
Year Ended 12/31/2018	$16.06	0.01		(0.64)		(0.63)	(1.80)	(1.80)
Year Ended 12/31/2017	$15.83	0.02		3.85		3.87	(3.64)	(3.64)
Year Ended 12/31/2016	$19.84	0.00	(f)	1.97		1.97	(5.98)	(5.98)
Year Ended 12/31/2015	$32.51	(0.07)		(0.32	)(e)	(0.39)	(12.28)	(12.28)
Class C
Year Ended 12/31/2019	$4.69	(0.05)		1.18		1.13	(1.68)	(1.68)
Year Ended 12/31/2018	$6.58	(0.06)		(0.17)		(0.23)	(1.66)	(1.66)
Year Ended 12/31/2017	$8.34	(0.08)		1.96		1.88	(3.64)	(3.64)
Year Ended 12/31/2016	$13.16	(0.11)		1.27		1.16	(5.98)	(5.98)
Year Ended 12/31/2015	$25.92	(0.27)		(0.21	)(e)	(0.48)	(12.28)	(12.28)
Institutional Class
Year Ended 12/31/2019	$12.98	(0.01)		3.41		3.40	(1.68)	(1.68)
Year Ended 12/31/2018	$15.39	0.01		(0.62)		(0.61)	(1.80)	(1.80)
Year Ended 12/31/2017	$15.29	0.02		3.72		3.74	(3.64)	(3.64)
Year Ended 12/31/2016	$19.34	0.01		1.92		1.93	(5.98)	(5.98)
Year Ended 12/31/2015	$31.95	(0.04)		(0.29	)(e)	(0.33)	(12.28)	(12.28)
Institutional 2 Class
Year Ended 12/31/2019	$13.76	(0.00	)(f)	3.61		3.61	(1.68)	(1.68)
Year Ended 12/31/2018	$16.20	0.01		(0.65)		(0.64)	(1.80)	(1.80)
Year Ended 12/31/2017	$15.94	0.02		3.88		3.90	(3.64)	(3.64)
Year Ended 12/31/2016	$19.92	0.01		1.99		2.00	(5.98)	(5.98)
Year Ended 12/31/2015	$32.55	(0.04)		(0.31	)(e)	(0.35)	(12.28)	(12.28)

	Net asset value, end of period	Total return		Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a)		Net investment income (loss) ratio to average net assets		Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2019	$11.71	26.21	%(b)	1.11%		1.10	%(c)	(0.30%)		101%	$810,966
Year Ended 12/31/2018	$10.65	(5.22	%)(b)	1.10%		1.08	%(c)	(0.20%)		66%	$768,031
Year Ended 12/31/2017	$12.92	24.91%		1.09%		1.08	%(c)	(0.13%)		72%	$830,454
Year Ended 12/31/2016	$13.35	10.06%		1.10	%(d)	1.10	%(d)	(0.21%)		85%	$931,460
Year Ended 12/31/2015	$17.63	(1.87%)		1.08%		1.08%		(0.39%)		21%	$1,388,893
Advisor Class
Year Ended 12/31/2019	$15.52	26.58	%(b)	0.86%		0.85	%(c)	(0.05%)		101%	$44,248
Year Ended 12/31/2018	$13.63	(5.00	%)(b)	0.85%		0.83	%(c)	0.05%		66%	$40,425
Year Ended 12/31/2017	$16.06	25.19%		0.84%		0.83	%(c)	0.12%		72%	$38,588
Year Ended 12/31/2016	$15.83	10.32%		0.89	%(d)	0.89	%(d)	0.00	%(f)	85%	$33,378
Year Ended 12/31/2015	$19.84	(1.75%)		0.89%		0.89%		(0.23%)		21%	$50,335
Class C
Year Ended 12/31/2019	$4.14	25.12	%(b)	1.86%		1.85	%(c)	(1.05%)		101%	$69,471
Year Ended 12/31/2018	$4.69	(5.86	%)(b)	1.85%		1.82	%(c)	(0.94%)		66%	$81,149
Year Ended 12/31/2017	$6.58	23.88%		1.84%		1.83	%(c)	(0.88%)		72%	$246,450
Year Ended 12/31/2016	$8.34	9.29%		1.84	%(d)	1.84	%(d)	(0.95%)		85%	$302,119
Year Ended 12/31/2015	$13.16	(2.57%)		1.80%		1.80%		(1.11%)		21%	$456,348
Institutional Class
Year Ended 12/31/2019	$14.70	26.60	%(b)	0.86%		0.85	%(c)	(0.05%)		101%	$3,117,486
Year Ended 12/31/2018	$12.98	(5.09	%)(b)	0.85%		0.83	%(c)	0.05%		66%	$2,816,948
Year Ended 12/31/2017	$15.39	25.24%		0.84%		0.83	%(c)	0.12%		72%	$3,407,214
Year Ended 12/31/2016	$15.29	10.39%		0.82	%(d)	0.82	%(d)	0.07%		85%	$3,425,935
Year Ended 12/31/2015	$19.34	(1.57%)		0.80%		0.80%		(0.11%)		21%	$5,062,313
Institutional 2 Class
Year Ended 12/31/2019	$15.69	26.63	%(b)	0.83%		0.82%		(0.02%)		101%	$51,584
Year Ended 12/31/2018	$13.76	(5.00	%)(b)	0.81%		0.80%		0.08%		66%	$37,124
Year Ended 12/31/2017	$16.20	25.21%		0.82%		0.81%		0.14%		72%	$67,932
Year Ended 12/31/2016	$15.94	10.43%		0.81	%(d)	0.81	%(d)	0.08%		85%	$45,475
Year Ended 12/31/2015	$19.92	(1.60%)		0.77%		0.77%		(0.11%)		21%	$76,412

	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 12/31/2019	$13.89	0.00	(f)	3.66		3.66	(1.68)	(1.68)
Year Ended 12/31/2018	$16.34	0.02		(0.66)		(0.64)	(1.81)	(1.81)
Year Ended 12/31/2017	$16.04	0.03		3.91		3.94	(3.64)	(3.64)
Year Ended 12/31/2016	$20.00	0.02		2.00		2.02	(5.98)	(5.98)
Year Ended 12/31/2015	$32.61	(0.02)		(0.31	)(e)	(0.33)	(12.28)	(12.28)

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)

Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statements of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.

(f)	Rounds to zero.

	Net asset value, end of period	Total return		Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a)		Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 12/31/2019	$15.87	26.74	%(b)	0.78%		0.77%		0.03%	101%	$65,408
Year Ended 12/31/2018	$13.89	(4.98	%)(b)	0.76%		0.76%		0.13%	66%	$54,688
Year Ended 12/31/2017	$16.34	25.31%		0.76%		0.76%		0.19%	72%	$47,536
Year Ended 12/31/2016	$16.04	10.50%		0.76	%(d)	0.76	%(d)	0.12%	85%	$79,518
Year Ended 12/31/2015	$20.00	(1.54%)		0.73%		0.73%		(0.06%)	21%	$130,546

Columbia Acorn International®

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 12/31/2019	$29.48	0.25	8.19	8.44	(0.65)	(3.07)	(3.72)
Year Ended 12/31/2018	$46.51	0.23	(7.41)	(7.18)	(0.29)	(9.56)	(9.85)
Year Ended 12/31/2017	$37.71	0.25	11.71	11.96	(0.67)	(2.49)	(3.16)
Year Ended 12/31/2016	$39.08	0.35	(1.31)	(0.96)	(0.15)	(0.26)	(0.41)
Year Ended 12/31/2015	$41.68	0.39	(1.02)	(0.63)	(0.40)	(1.57)	(1.97)
Advisor Class
Year Ended 12/31/2019	$29.84	0.33	8.30	8.63	(0.73)	(3.07)	(3.80)
Year Ended 12/31/2018	$46.95	0.46	(7.61)	(7.15)	(0.40)	(9.56)	(9.96)
Year Ended 12/31/2017	$38.03	0.36	11.82	12.18	(0.77)	(2.49)	(3.26)
Year Ended 12/31/2016	$39.41	0.48	(1.38)	(0.90)	(0.22)	(0.26)	(0.48)
Year Ended 12/31/2015	$42.02	0.47	(1.03)	(0.56)	(0.48)	(1.57)	(2.05)
Class C
Year Ended 12/31/2019	$27.63	0.00 (e)	7.65	7.65	(0.29)	(3.07)	(3.36)
Year Ended 12/31/2018	$44.57	(0.05)	(7.09)	(7.14)	(0.24)	(9.56)	(9.80)
Year Ended 12/31/2017	$36.18	(0.06)	11.20	11.14	(0.26)	(2.49)	(2.75)
Year Ended 12/31/2016	$37.65	0.05	(1.26)	(1.21)	—	(0.26)	(0.26)
Year Ended 12/31/2015	$40.20	0.07	(0.97)	(0.90)	(0.08)	(1.57)	(1.65)
Institutional Class
Year Ended 12/31/2019	$29.51	0.33	8.21	8.54	(0.73)	(3.07)	(3.80)
Year Ended 12/31/2018	$46.57	0.34	(7.44)	(7.10)	(0.40)	(9.56)	(9.96)
Year Ended 12/31/2017	$37.74	0.37	11.73	12.10	(0.78)	(2.49)	(3.27)
Year Ended 12/31/2016	$39.12	0.44	(1.32)	(0.88)	(0.24)	(0.26)	(0.50)
Year Ended 12/31/2015	$41.73	0.51	(1.03)	(0.52)	(0.52)	(1.57)	(2.09)
Institutional 2 Class
Year Ended 12/31/2019	$29.49	0.35	8.20	8.55	(0.75)	(3.07)	(3.82)
Year Ended 12/31/2018	$46.54	0.37	(7.43)	(7.06)	(0.43)	(9.56)	(9.99)
Year Ended 12/31/2017	$37.72	0.38	11.72	12.10	(0.79)	(2.49)	(3.28)
Year Ended 12/31/2016	$39.10	0.44	(1.30)	(0.86)	(0.26)	(0.26)	(0.52)
Year Ended 12/31/2015	$41.71	0.54	(1.05)	(0.51)	(0.53)	(1.57)	(2.10)
Institutional 3 Class
Year Ended 12/31/2019	$29.83	0.37	8.30	8.67	(0.76)	(3.07)	(3.83)
Year Ended 12/31/2018	$46.95	0.51	(7.62)	(7.11)	(0.45)	(9.56)	(10.01)
Year Ended 12/31/2017	$38.02	0.40	11.83	12.23	(0.81)	(2.49)	(3.30)
Year Ended 12/31/2016	$39.41	0.47	(1.32)	(0.85)	(0.28)	(0.26)	(0.54)
Year Ended 12/31/2015	$42.02	0.53	(1.01)	(0.48)	(0.56)	(1.57)	(2.13)

	Net asset value, end of period	Total return		Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a)		Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 12/31/2019	$34.20	29.56	%(b)	1.27	%(c)	1.24	%(c),(d)	0.76%	32%	$307,872
Year Ended 12/31/2018	$29.48	(16.13	%)(b)	1.25	%(c)	1.24	%(c),(d)	0.51%	32%	$296,349
Year Ended 12/31/2017	$46.51	31.91%		1.23%		1.20	%(d)	0.56%	37%	$465,830
Year Ended 12/31/2016	$37.71	(2.51%)		1.27%		1.23%		0.90%	46%	$576,235
Year Ended 12/31/2015	$39.08	(1.59%)		1.28%		1.24%		0.93%	50%	$812,479
Advisor Class
Year Ended 12/31/2019	$34.67	29.86	%(b)	1.02	%(c)	0.99	%(c),(d)	1.00%	32%	$12,733
Year Ended 12/31/2018	$29.84	(15.90	%)(b)	1.00	%(c)	0.99	%(c),(d)	0.97%	32%	$12,740
Year Ended 12/31/2017	$46.95	32.21%		0.98%		0.98	%(d)	0.81%	37%	$99,578
Year Ended 12/31/2016	$38.03	(2.32%)		1.05%		1.05%		1.22%	46%	$101,988
Year Ended 12/31/2015	$39.41	(1.41%)		1.06%		1.06%		1.10%	50%	$486,763
Class C
Year Ended 12/31/2019	$31.92	28.61	%(b)	2.02	%(c)	2.00	%(c),(d)	0.01%	32%	$18,749
Year Ended 12/31/2018	$27.63	(16.76	%)(b)	2.00	%(c)	1.99	%(c),(d)	(0.11%)	32%	$22,817
Year Ended 12/31/2017	$44.57	30.93%		1.98%		1.97	%(d)	(0.15%)	37%	$63,787
Year Ended 12/31/2016	$36.18	(3.26%)		2.01%		1.99%		0.13%	46%	$64,548
Year Ended 12/31/2015	$37.65	(2.33%)		2.01%		1.99%		0.18%	50%	$88,606
Institutional Class
Year Ended 12/31/2019	$34.25	29.89	%(b)	1.02	%(c)	0.99	%(c),(d)	1.01%	32%	$1,947,995
Year Ended 12/31/2018	$29.51	(15.93	%)(b)	1.00	%(c)	0.99	%(c),(d)	0.76%	32%	$1,824,055
Year Ended 12/31/2017	$46.57	32.24%		0.98%		0.98	%(d)	0.85%	37%	$3,116,383
Year Ended 12/31/2016	$37.74	(2.28%)		0.98%		0.98%		1.13%	46%	$3,356,348
Year Ended 12/31/2015	$39.12	(1.33%)		0.97%		0.97%		1.21%	50%	$4,645,797
Institutional 2 Class
Year Ended 12/31/2019	$34.22	29.95	%(b)	0.97	%(c)	0.93	%(c)	1.06%	32%	$183,763
Year Ended 12/31/2018	$29.49	(15.85	%)(b)	0.93	%(c)	0.93	%(c)	0.81%	32%	$160,488
Year Ended 12/31/2017	$46.54	32.27%		0.93%		0.93%		0.87%	37%	$422,916
Year Ended 12/31/2016	$37.72	(2.23%)		0.93%		0.93%		1.15%	46%	$286,786
Year Ended 12/31/2015	$39.10	(1.29%)		0.92%		0.92%		1.26%	50%	$320,252
Institutional 3 Class
Year Ended 12/31/2019	$34.67	30.04	%(b)	0.92	%(c)	0.89	%(c)	1.12%	32%	$239,441
Year Ended 12/31/2018	$29.83	(15.82	%)(b)	0.88	%(c)	0.88	%(c)	1.10%	32%	$198,933
Year Ended 12/31/2017	$46.95	32.36%		0.88%		0.88%		0.89%	37%	$725,247
Year Ended 12/31/2016	$38.02	(2.19%)		0.88%		0.88%		1.20%	46%	$239,733
Year Ended 12/31/2015	$39.41	(1.23%)		0.88%		0.88%		1.26%	50%	$318,326

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Year Ended 12/31/2019	$29.44	0.06	8.27	8.33	(0.48)	(3.07)	(3.55)
Year Ended 12/31/2018	$46.51	0.12	(7.39)	(7.27)	(0.24)	(9.56)	(9.80)
Year Ended 12/31/2017	$37.71	0.21	11.63	11.84	(0.55)	(2.49)	(3.04)
Year Ended 12/31/2016	$39.07	0.21	(1.30)	(1.09)	(0.01)	(0.26)	(0.27)
Year Ended 12/31/2015	$41.67	0.23	(1.02)	(0.79)	(0.24)	(1.57)	(1.81)

Notes to Financial Highlights

(a)

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Had the Investment Manager and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.
(c)	Ratios include line of credit interest expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.

	Net asset value, end of period	Total return		Total gross expense ratio to average net assets(a)		Total net expense ratio to average net assets(a)		Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Year Ended 12/31/2019	$34.22	29.21	%(b)	1.52	%(c)	1.50	%(c),(d)	0.19%	32%	$3,696
Year Ended 12/31/2018	$29.44	(16.32	%)(b)	1.50	%(c)	1.49	%(c),(d)	0.26%	32%	$10,049
Year Ended 12/31/2017	$46.51	31.58%		1.49%		1.48	%(d)	0.46%	37%	$13,218
Year Ended 12/31/2016	$37.71	(2.82%)		1.55%		1.55%		0.55%	46%	$4,637
Year Ended 12/31/2015	$39.07	(1.98%)		1.62%		1.62%		0.54%	50%	$4,945

STATEMENT OF ADDITIONAL INFORMATION

April 17, 2020

This Statement of Additional Information (the “SAI”) relates to the following reorganizations (the “Reorganizations”) that have been approved by the board of trustees (the “Board”) of Columbia Acorn Trust :

1.	Reorganization of Columbia Acorn Select, a series of Columbia Acorn Trust (a “Target Fund”) into Columbia Acorn Fund, a series of Columbia Acorn Trust (an “Acquiring Fund”).

2.	Reorganization of Columbia Acorn Emerging Markets Fund, a series of Columbia Acorn Trust (a “Target Fund”) into Columbia Acorn International, a series of Columbia Acorn Trust (an “Acquiring Fund”).

Each Target Fund and Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.”

This SAI contains information which may be of interest to shareholders of the Target Funds but which is not included in the Combined Information Statement/Prospectus dated April 17, 2020 (the “Combined Information Statement/Prospectus”) which relates to the Reorganizations. This SAI is not a prospectus and should be read in conjunction with the Combined Information Statement/Prospectus. As described in the Combined Information Statement/Prospectus, the Reorganizations will involve the transfer of all the assets of each Target Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of each Target Fund by the Acquiring Fund. Each Target Fund will distribute pro rata the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Target Fund. The Combined Information Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Acquiring Funds at (regular mail) c/o Columbia Management Investment Services Corp., P.O. Box 219104, Kansas City, MO 64121-9104 or (express mail) Columbia Management Investment Services Corp., c/o DST Asset Manager Solutions, Inc., 430 W 7th Street, STE 219104, Kansas City, MO 64105-1407, or by calling (800) 345-6611.

ADDITIONAL INFORMATION ABOUT EACH ACQUIRING FUND

The Statement of Additional Information of Columbia Acorn Trust dated May  1, 2019, as supplemented to date, is incorporated by reference into this SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of trustees of Columbia Acorn Trust of which the Acquiring Funds are series, including all current trustees thereof who are not “interested persons” as defined in the Investment Company of Act of 1940, has selected PricewaterhouseCoopers LLP (“PwC”), 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, to act as the independent registered public accounting firm for each Acquiring Fund, providing audit and tax return review services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings.

The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in each Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2019 are incorporated by reference into this SAI.

The audited financial statements for each Acquiring Fund included in their respective Annual Report to Shareholders and incorporated by reference into this SAI have been so included and incorporated in reliance upon the report of PwC, given on their authority as experts in auditing and accounting. The audited financial statements for each Target Fund incorporated by reference into the Combined Information Statement/Prospectus have been so included and incorporated in reliance upon the reports of PwC, given on their authority as experts in auditing and accounting.

FINANCIAL STATEMENTS

Pro forma financial statements of the Acquiring Funds for the Reorganizations are attached hereto as Appendix A.

1

APPENDIX A

Pro forma financial statements of Columbia Acorn Fund and Columbia Acorn International

NARRATIVE DESCRIPTION OF THE PRO FORMA EFFECTS OF THE REORGANIZATIONS

The unaudited pro forma information set forth below for the twelve month periods ended on the dates indicated is intended to present supplemental data as if the reorganizations of one or more funds (each a “Target Fund” and together, the “Target Funds”) into other corresponding funds (each a “Acquiring Fund” and together, the “Acquiring Funds” and together with the Target Funds, each a “Fund” and collectively, the “Funds”), as noted in Table 1 below (the “Reorganizations”), had occurred as of the beginning of the period (unless otherwise noted). No Reorganization is contingent upon any other Reorganization.

Table 1 – Reorganizations

Target Fund	Acquiring Fund	Period Ended
Columbia Acorn Select	Columbia Acorn Fund	12/31/2019
Columbia Acorn Emerging Markets Fund	Columbia Acorn International	12/31/2019

Basis of Combination

In February, 2020, the Board of Trustees of the Target Funds approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) pursuant to which each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund (“Acquisition Shares”) and each Acquiring Fund will assume all of the liabilities of the corresponding Target Fund. Target Fund shareholders will receive the class of Acquisition Shares indicated in Table 2 below. Each Acquiring Fund will issue Acquisition Shares with an aggregate net asset value equal to the aggregate assets that it receives from corresponding Target Fund, net of liabilities and any expenses of the Reorganization payable by the Target Fund. All Acquisition Shares delivered to the Target Funds will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Acquisition Shares received by each Target Fund attributable to each class thereof will be distributed pro rata to the shareholders of such class of the Target Fund in proportion to their holdings of shares of such class of the Target Fund.

Table 2 – Acquisition Shares

Columbia Acorn Select Columbia Acorn Emerging Markets Fund		Columbia Acorn Fund Columbia Acorn International
Class A	→	Class A
Advisor Class	→	Advisor Class
Class C	→	Class C
Institutional Class	→	Institutional Class
Institutional 2 Class	→	Institutional 2 Class
Institutional 3 Class	→	Institutional 3 Class

Under the terms of the Plan of Reorganization, each Reorganization will be accounted for by the method of accounting for tax-free mergers of investment companies. Following each Reorganizations, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States, the historical cost of investment securities will be carried forward to the surviving funds and the results of operations for pre-Reorganization periods will not be restated. The costs of the Reorganizations, current estimates of which are set forth in Table 5 below, will be borne by the Funds up to the amount of the anticipated reduction in expenses expected to be realized by shareholders of such Fund in the first year following the Reorganization. Any amounts that are in excess of that limitation will be borne by Columbia Wanger Asset Management, LLC (“Columbia Wanger” or “Investment Manager”) or its affiliates and not by any other Fund. If a Reorganization is not consummated, the Investment Manager will bear the costs associated with that Reorganization. The pro forma information provided herein should be read in conjunction with the audited financial statements of the Funds included in their most recent annual reports and, as applicable, the unaudited financial statements of the Funds included in their most recent semi-annual reports, in each case dated as indicated in Table 3 below.

A-1

Table 3 – Shareholder Report Dates

Fund	Annual Report	Subsequent Semi-Annual Report
Columbia Acorn Select (Target Fund)	12/31/2019	N/A
Columbia Acorn Fund (Acquiring Fund)	12/31/2019	N/A
Columbia Acorn Emerging Markets Fund (Target Fund)	12/31/2019	N/A
Columbia Acorn International (Acquiring Fund)	12/31/2019	N/A

Table 4 below presents, as of the date indicated, the net assets of each Fund.

Table 4 – Target Funds and Acquiring Funds Net Assets

Fund	Net Assets	As-Of Date
Columbia Acorn Select (Target Fund)	$253,846,995	12/31/2019
Columbia Acorn Fund (Acquiring Fund)	$4,159,162,912	12/31/2019
Columbia Acorn Emerging Markets Fund (Target Fund)	$56,636,636	12/31/2019
Columbia Acorn International (Acquiring Fund)	$2,714,248,179	12/31/2019

Table 5 presents the estimated Reorganization costs (exclusive of any transaction costs associated with any portfolio repositioning); the net assets as of the date indicated in Table 4 with respect to each Acquiring Fund assuming the indicated Reorganizations occurred on that date, after accounting for the estimated Reorganization costs to be borne by the Acquiring Fund and the corresponding Target Fund; and, on a pro forma basis, the estimated relative increases or decreases in combined operating expenses that would have been incurred during the one-year period ended on the date indicated in Table 4 above. The pro forma increases and decreases represent the differences between (i) the combined expenses actually charged to the Acquiring Fund and the Target Fund during the period and (ii) the expenses that would have been charged to the combined assets of the Acquiring Fund and the Target Fund, based on the combined assets of the Funds, if the Reorganizations and any contractual changes had occurred at the beginning of the year.

The unaudited pro forma information set forth in Table 5 below reflects adjustments made to expenses for differences in contractual rates, duplicate services and other services that would not have occurred if the Reorganizations had taken place on the first day of the period described in Table 1 above. The pro forma information has been derived from the books and records of the Funds utilized in calculating daily net asset value for the Funds and has been prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. Actual results could differ from those estimates.

Table 5 – Estimated Reorganization Costs, Combined Fund Net Assets and Pro Forma Increases or Decreases in Expenses (1)

Proposal 1—Columbia Acorn Select into Columbia Acorn Fund
Estimated Reorganization Costs	$100,318
Combined Fund Net Assets as of the Date Indicated in Table 4	$4,412,909,589

Increase (Decrease)
Management fees	$(541,325)
Custodian fees (2)	$(4,481)
Professional fees (2)	$(64,679)
Registration fees (2)	$(74,336)
Reports to shareholders (2)	$(18,153)
Other (2)(3)	$(51,359)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses (4)	$527,944

A-2

Proposal 2 – Columbia Acorn Emerging Markets Fund into Columbia Acorn International
Estimated Reorganization Costs	$95,461
Combined Fund Net Assets as of the Date Indicated in Table 4	$2,770,789,354

Increase (Decrease)
Management fees	$(297,606)
Custodian fees (2)	$(41,131)
Professional fees (2)	$(72,497)
Registration fees (2)	$(71,442)
Reports to shareholders (2)	$(1,936)
Other (2)(3)	$(25,247)

(Increase) Decrease
Waiver and/or reimbursement of fund expenses (4)	$328,881

(1)	See “Fees and Expenses” in the Combined Information Statement/Prospectus for more information.
(2)	Adjustment reflects the elimination of duplicate services.
(3)	Administration fee is included in Other Expenses.
(4)	Adjustment reflects the aggregate (increase) decrease in expense reimbursements and/or waivers by the Investment Manager and its affiliates.

Table 6 – Management Fees (Combined Investment Management and Administration Fees)

Pursuant to a Management Agreement with Columbia Wanger, each Fund pays a monthly management fee to Columbia Wanger for investment management services based on the average daily net assets of the Fund. The annual rates paid by each Fund are shown in the table below.

Fund	Assets	Fee		Annual Rate at Each Asset Level (Acquiring Fund – Proposed)
Columbia Acorn Select	Up to $700 million $700 million to $2 billion $2 billion to $3 billion $3 billion and over	0.850 0.800 0.750 0.700	% % % %	N/A
Columbia Acorn Fund	Up to $700 million $700 million to $2 billion $2 billion to $6 billion $6 billion and over	0.740 0.690 0.640 0.630	% % % %	Same as Current
Columbia Acorn Emerging Market Fund	Up to $100 million $100 million to $500 million $500 million and over	1.250 1.000 0.800	% % %	N/A
Columbia Acorn International	Up to $100 million $100 million to $500 million $500 million and over	1.190 0.940 0.740	% % %	Same as Current

Columbia Wanger is responsible for overseeing the administrative operations of each Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. Columbia Wanger retains a sub-administrator to perform certain of these services (including fund accounting), and pays a fee for the services of the sub-administrator. The Fund pays Columbia Wanger a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Columbia Acorn Trust’s aggregate average daily net assets and is paid monthly, as follows:

A-3

Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

Columbia Management Investment Services Corp, an affiliate of the Investment Manager, is the transfer agent for each Fund. Columbia Management Investment Distributors, Inc., an affiliate of the Investment Manager, is the distributor for each Fund.

No significant accounting policies will change as the result of the Reorganizations.

The estimated costs of the Reorganizations shown in Table 5 above do not reflect any brokerage commissions incurred by a Fund in connection with any portfolio repositioning. A portion of the portfolio assets of the Target Funds are expected to be sold by the corresponding Acquiring Funds following to the Reorganizations.

These transaction costs represent expenses of the Acquiring Funds that will not be subject to the Acquiring Funds’ expense cap, if any, and will be borne by the Acquiring Funds and indirectly borne by the Acquiring Funds’ shareholders, including the Target Funds’ shareholders following the Reorganizations. Capital gains from such portfolio sales may result in increased distributions of net capital gain and net investment income.

Reorganization 1. Reorganization of Columbia Acorn Select into Columbia Acorn Fund

A portion of the Target Fund’s portfolio assets may be sold by the Acquiring Fund after the Reorganization. If the Reorganization had occurred as of September 30, 2019, it is estimated that approximately 20% of the Target Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of $20,619 (0.04% of combined assets). If such sales occurred as of September 30, 2019, the sales would have resulted in increased distributions of net capital gain and net investment income to Acquiring Fund shareholders (including shareholders of the Target Fund following the Reorganization) of approximately $0.01 per share.

Reorganization 2. Reorganization of Columbia Acorn Emerging Markets Fund into Columbia Acorn International

A portion of the Target Fund’s portfolio assets may be sold by the Acquiring Fund after the Reorganization. If the Reorganization had occurred as of September 30, 2019, it is estimated that approximately 20% of the Target Fund’s investment portfolio would have been sold. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $17,053 (0.15% of combined assets). If such sales occurred as of September 30, 2019, the sales would have resulted in increased distributions of net capital gain and net investment income to Acquiring Fund shareholders (including shareholders of the Target Fund following the Reorganization) of approximately $0.01 per share.

The repositioning may result in the Acquiring Funds selling securities in greater volumes or in a shorter period of time than it normally would, which may impact the market price received in such sales.

The above information is presented for informational purposes as of a specific point in time in the past. Actual market prices, capital gains and transaction costs will depend on market conditions at the time of sale and may vary significantly from the information shown, particularly in light of uncertainty regarding the economic and financial repercussions resulting from the COVID-19 public health crisis.

Federal Income Taxes

Please see “U.S. Federal Income Tax Status of the Reorganizations” in the Combined Information Statement/Prospectus for a discussion of the tax effects of each Reorganization.

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to eliminate a fund-level tax, and therefore to distribute at least annually all of its investment company taxable income, its net-tax exempt interest income, if any, and its net realized capital gains, if any, to shareholders. After the Reorganizations, the Acquiring Funds intend to continue to comply with these requirements to qualify as regulated investment companies that pay no fund-level tax.

A-4

Columbia Acorn Fund, Columbia Acorn Select and Columbia Acorn International had no capital loss carryforwards as of September 30, 2019. As of September 30, 2019, Columbia Acorn Emerging Markets Fund had capital loss carryforwards of $74,990,984, subject to an annual limitation of $951,292.

A-5

APPENDIX B

ORGANIZATIONAL DOCUMENTS

This chart highlights certain of terms of the Declarations of Trust and By-Laws of the Acquiring Funds and Target Funds.

Policy	Summary
Shareholder Liability	The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Agreement and Declaration of Trust (“Declaration of Trust”) contains express disclaimers of shareholder liability for acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.

Shareholder Voting Rights

Shareholders have power to vote (i) for the election of Trustees, (ii) with respect to any investment advisory contract (iii) with respect to termination of the Trust, (iv) with respect to an amendment of the Declaration of Trust, and (v) with respect to such additional matters relating to the Trust as may be required by law, the Declaration of Trust, the By-Laws or any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote are voted in the aggregate as a single class without regard to series or class except: (1) when required by the 1940 Act or when the Trustees have determined that the matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon.

There is no cumulative voting in the election of Trustees.

Shareholder Meetings

Meetings of Shareholders of the Trust or of any series or class may be called by the Trustees or such other person or persons as may be specified in the Bylaws and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the Shareholders of the Trust or any series or class as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. Meetings of Shareholders of the Trust or of any series or class shall be called by the Trustees or such other person or persons as may be specified in the Bylaws upon written application. The Shareholders shall be entitled to at least seven days’ written notice of any meeting of the Shareholders.

The Trust is not required to hold annual meetings of shareholders. A special meeting of the shareholders of the Trust or of any one or more series or classes of shares may be called at any time by the Trustees, by the chairman, or the president.

If the Trustees, the chairman and the president fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 10% of all outstanding shares of the Trust, if shareholders of all series are required under the Declaration of Trust to vote in the aggregate and not by individual series at such meeting, or 10% of the outstanding shares of any series or class, if shareholders of such series or class are entitled under the Declaration of Trust to vote by individual series or class at such meeting, then such shareholders may call such meeting.

If the meeting is a meeting of the shareholders of one or more series or classes of shares, but not a meeting of all shareholders of the Trust, then only the shareholders of such one or more series or classes shall be entitled to notice of and to vote at the meeting.

Shareholder Quorum

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting may be adjourned by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Shareholder Consent	Any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof as is required by any express provision of the Declaration of Trust or the By-Laws) consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent is treated for all purposes as a vote taken at a meeting of shareholders.

Policy	Summary
Notice to Shareholders of Record Date

Written notice of any meeting of shareholders, stating the place, date and hour and the purposes of the meeting must be given by the Trustees at least 7 days before the meeting.

The Trustees may set a record date for the purpose of determining the shareholders entitled to notice of and the right to vote at a shareholder meeting or to receive the payment of any dividend or making of any other distribution to shareholders. The record date cannot be more than 90 days before the date of the meeting or the date for the payment of such dividend or distribution. Instead of fixing a record date, the board of trustees may for any of such purposes close the transfer books for any or all of, but not for more than such 90 day period.

Shareholder Proxies

Shareholders my vote in person or by proxy.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust received a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder is deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity rests on the challenger.

At all meetings of shareholders, unless inspectors of election are appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes is decided by the chairman of the meeting.

Shareholders entitled to vote may vote either in person or by proxy in writing dated not more than six months before the meeting named therein, which proxies shall be filed with the secretary or other person responsible to record the proceedings of the meeting before being voted. Unless otherwise specifically limited by their terms, such proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Trustee Power to Amend Organizational Document

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by a vote of shareholders holding a majority of the shares entitled to vote, except that an amendment which affects the holders of one or more series or classes of shares but not the holders of all outstanding series and classes will be authorized by vote of the shareholders holding a majority of the shares entitled to vote of each series and class affected and no vote of shareholders of a series or class not affected will be required.

The Trustees may amend the Declaration of Trust without shareholder approval only for the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained therein.

The Trustees may amend or repeal the By-Laws without shareholder approval.

Termination of Trust

The Trust will continue without limitation of time, unless the Trust is terminated by the Trustees with written notice to shareholders, or by the affirmative vote of a majority of the shares of each series entitled to vote.

Any series of or class may be terminated by the affirmative vote of a majority of the shares of that series or class, or by the Trustees by written notice to the shareholders of that series or class.

Merger or Consolidation	The Trustees have the power to sell, exchange or hypothecate any or all of the assets of the Trust.

Removal of Trustees	A Trustee may be removed by vote of a majority of the Trustees then in office, with or without cause. At any meeting called for the purpose, a Trustee may be removed, with or without cause, by vote of the holders of two-thirds of the outstanding shares.

Trustee Committees	The Trustees may appoint from their number an executive committee and other committees. Except as the Trustees may otherwise determine, any such committee may make rules for the conduct of its business and may exercise some or all of the power and authority of the Trustees.

Trustee Liability

Trustees are liable for their own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and are not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust, and are under no liability for any act or omission in accordance with such advice or for failing to follow such advice.

In addition, Trustees are not liable for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor for the act or omission of any other Trustee.

Policy	Summary
Trustee Indemnification

The Trust indemnifies each of its Trustees against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and attorneys’ fees incurred in connection with the defense of any civil or criminal suit or action, except with respect to any matter (i) as to which a Trustee is finally adjudicated in any such action or proceeding not to have acted in good faith in reasonable belief that such Trustee’s action was in the best interests of the Trust; or (ii) where the Trustee acted in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s office.

Expenses, including counsel fees, so incurred by any such Trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) will be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Trustee to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under the By-Laws, provided, however, that either (a) such Trustee shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, will have determined, based upon a review of readily available facts, that there is reason to believe that such Trustee will be found entitled to indemnification under the Declaration of Trust.

Dividends	Dividends and distributions may be paid to shareholders from the Trust’s net income with the frequency as the Trustees may determine.

Capitalization

The Shares of the Trust shall be issued in one or more series as the Trustees may authorize. The Trustees may divide the shares of any series into two or more classes, shares of each such class having such preferences or special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as are not inconsistent with any provision of the Declaration of Trust. Each series shall be preferred over all other series in respect of the assets allocated to that series.

The beneficial interest in each series shall at all times be divided into shares, without par value, each of which shall, except as the Trustees may otherwise authorize in the case of any series that is divided into two or more classes, represent an equal proportionate interest in the series with each other share of the same series, none having priority or preference over another.

The number of shares authorized shall be unlimited, and the shares so authorized may be represented in part by fractional shares. The Trustees may from time to time divide or combine the shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interests in the series or class.

Number of Trustees and Vacancies

The number of Trustees is fixed by the Trustees, except that, subsequent to any sale of shares pursuant to a public offering, there shall be not fewer than three Trustees.

Any vacancies occurring in the Board of Trustees may be filled by the Trustees if, immediately after filling any such vacancy, at least two-thirds of the Trustees then holding office have been elected to such office by shareholders. In the event that at any time less than a majority of the Trustees then holding office were elected to such office by shareholders, the Trustees will call a meeting of shareholders for the purpose of electing Trustees.

Each Trustee elected by the shareholders or by the Trustees shall serve until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.

Independent Chair of the Board	Neither the Declaration of Trust nor the By-Laws requires an independent chair of the Board of Trustees.

Inspection of Books and Records	The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of the Trust where it may be inspected by any shareholder.

Involuntary Redemption of Accounts	The Trust has the right at its option and at any time to redeem shares of any shareholder at the net asset value thereof as determined in accordance with its Declaration of Trust: (i) if at such time such shareholder owns fewer shares than, or shares having an aggregate net asset value of less than, an amount determined from time to time by the Trustees; or (ii) to the extent that such shareholder owns shares of a particular series of shares equal to or in excess of a percentage of the outstanding shares of that series (determined without regard to class) determined from time to time by the Trustees; or (iii) to the extent that such shareholder owns shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding shares of the Trust or the aggregate net asset value of the Trust determined from time to time by the Trustees.

COLUMBIA ACORN TRUST

PART C

OTHER INFORMATION

PART C. OTHER INFORMATION

Item 15. Indemnification

Article VIII of the Agreement and Declaration of Trust of the Registrant (listed as Exhibit 1(a) and incorporated in this filing by reference) provides in effect that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act of 1940, as amended, that provision shall not protect any trustee or officer against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into Indemnification Agreements with each of the independent trustees which provide that the Registrant shall indemnify and advance expenses to the independent trustees as provided in the Indemnification Agreements and otherwise to the fullest extent permitted by applicable law. The Registrant will indemnify the independent trustees from and against any and all judgments, penalties, fines and amounts paid in settlement, and all expenses actually and reasonably incurred by the independent trustees in connection with a proceeding to which he or she is a party to by reason of his or her position as an independent trustee. The Registrant will not indemnify the independent trustees for monetary settlements or judgments relating to insider trading, disgorgements of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or any liability to the Registrant or its shareholders with respect to (i) a final adjudication that an action or omission by an independent trustee was committed in bad faith, involved active or deliberate dishonesty, resulted in the independent trustee actually receiving an improper benefit, or with reasonable cause to believe that the behavior was unlawful or (ii) instances of independent trustee willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under policies of insurance maintained by Registrant and its investment adviser, respectively, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policies expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 16. Exhibits

Note:

As used herein, the term “Post-effective Amendment” refers to a post-effective amendment to the registration statement of Registrant or its predecessor, The Acorn Fund, Inc., under the Securities Act of 1933 on form S-5, N-1 or N-1A, no. 2-34223.

(1)	(a) Agreement and Declaration of Trust. (1)

(1)	(b) Amendment No. 1 to Agreement and Declaration of Trust. (3)

(1)	(c) Amendment No. 2 to Agreement and Declaration of Trust. (4)

(2)	Bylaws dated September 28, 2004, as amended through September 21, 2016. (13)

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization. (16)

(5)	Not applicable.

(6)	(a) Organizational Expenses Agreement between Acorn Investment Trust (now known as Columbia Acorn Trust) and Wanger Asset Management, L.P. (now known as Columbia Wanger Asset Management, LLC), dated September 3, 1996. (2)

(6)	(b) Organizational and Offering Costs Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC (relating to Columbia Acorn European Fund and Columbia Acorn Emerging Markets Fund) dated August 17, 2011. (9)

(6)	(c) Investment Advisory Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC dated May 27, 2010, Schedules A and B last amended June 8, 2011. (9)

(6)	(d) Investment Advisory Fee Reduction Agreement between Columbia Acorn Trust, on behalf of Columbia Acorn International Select, and Columbia Wanger Asset Management, LLC dated July 1, 2016. (13)

(6)	(e) Administrative Services Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC dated May 1, 2010, (the “Administrative Services Agreement”), Schedule A last amended June 8, 2011. (9)

(6)	(f) Amendment No. 1 dated September 21, 2016 to the Administrative Services Agreement. (13)

(7)	(a) Distribution Agreement between Columbia Acorn Trust and Columbia Management Investment Distributors, Inc. dated May 1, 2010, (the “Distribution Agreement”), Schedules I and II last amended June 8, 2011. (9)

(7)	(b) Amendment dated April 12, 2011 to the Distribution Agreement. (9)

(7)	(c) Amendment No. 2 dated September 21, 2016 to the Distribution Agreement. (13)

(8)	Not applicable.

(9)	Custody Agreement among JPMorgan Chase Bank, N.A., Columbia Acorn Trust and Wanger Advisors Trust dated December 15, 2010, effective July 22, 2011, with Addendums dated July 14, 2011. (9)

(10)	(a) Plan of Distribution Pursuant to Rule 12b-1. (9)

(10)	(b) Rule 12b-1 Plan Implementing Agreement. (9)

(10)	(c) Amended and Restated Plan Pursuant to Rule 18f-3(d), effective March 15, 2019. (15)

(11)	Opinion and consent of Perkins Coie LLP as to the legality of the securities being registered. (17)

(12)	Opinion and consent of Vedder Price P.C. supporting the tax matters discussed in the Combined Information Statement/Prospectus to be filed by amendment.

(13)	(a) Amended and Restated Transfer, Dividend Disbursing and Shareholders’ Servicing Agent Agreement between Columbia Acorn Trust and Columbia Management Investment Services Corp. dated May 1, 2012 (the “Transfer Agent Agreement”). (10)

(13)	(b) Amendment No. 1 dated September 21, 2016 to the Transfer Agent Agreement. (13)

(13)	(c) Compliance Agreement between Columbia Acorn Trust and Ameriprise Financial, Inc. dated May 1, 2010. (7)

(13)	(d) Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn International Fund, dated May 1, 2019. (15)

(13)	(e) Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn USA, dated May 1, 2019. (15)

(13)	(f) Advisory Fee Waiver Agreement, relating to Columbia Acorn Select and Wanger Select, among Columbia Acorn Trust, Wanger Advisors Trust and Columbia Wanger Asset Management, LLC, dated May 1, 2019. (15)

(13)	(g) Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Thermostat Fund, dated May 1, 2019. (15)

(13)	(h) Fee Waiver/Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn Fund, dated May 1, 2019. (15)

(13)	(i) Amended and Restated Fee Waiver and Expense Reimbursement Agreement between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, relating to Columbia Acorn European Fund and Columbia Acorn Emerging Markets Fund, dated July 1, 2019. (15)

(13)	(j) Fee Waiver Agreement, relating to Columbia Acorn International Select, between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC, dated July 1, 2016. (13)

(13)	(k) Fee Waiver Agreement, relating to Columbia Acorn International Select, between Columbia Acorn Trust and Columbia Wanger Asset Management, LLC dated May 1, 2019. (15)

(13)	(l) Transfer Agent Fee Waiver Agreement between Columbia Acorn Trust and Columbia Management Investment Services Corp., dated May 1, 2019. (15)

(13)	(m) Amendment No. 1 to Participation Agreement among Merrill Lynch Life Insurance Company, Columbia Acorn Trust and Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) dated March 30, 2007. (6)

(13)	(n) Participation Agreement among ML Life Insurance Company of New York, Columbia Acorn Trust and Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) dated March 4, 2005. (5)

(13)	(o) Amendment No. 1 to Participation Agreement among ML Life Insurance Company of New York, Columbia Acorn Trust and Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) dated March 30, 2007. (6)

(13)	Securities Lending Agency Agreement between Columbia Acorn Trust, Wanger Advisors Trust and The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending, dated September 2, 2008, as amended through January 1, 2018, Schedule 2 as amended through January 23, 2017. (14)

(14)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP) is filed electronically herewith.

(15)	Not applicable.

(16)	Trustees Power of Attorney to sign Registration Statement. (16)

(17)	(a) Code of Ethics for Columbia Wanger Asset Management, LLC, Columbia Acorn Trust and Wanger Advisors Trust, as amended through January 6, 2016. (12)

(17)	(b) Code of Ethics for Non-Management Trustees, as amended, effective as of September 19, 2012. (11)

(17)	(c) Code of Ethics for Ameriprise Global Asset Management covering Columbia Management Investment Distributors, Inc., the principal underwriter of the Funds, effective December 2018. (15)

1.	Incorporated by reference to post-effective amendment No. 53 to the Registrant’s registration statement on form N-1A, Securities Act registration number 2-34223 (the “Registration Statement”), filed on April 30, 1996.
2.	Incorporated by reference to Registrant’s post-effective amendment No. 61 to the Registration Statement filed on April 30, 1998.
3.	Incorporated by reference to Registrant’s post-effective amendment No. 70 to the Registration Statement filed on May 1, 2001.
4.	Incorporated by reference to Registrant’s post-effective amendment No. 77 to the Registration Statement filed on March 1, 2005.
5.	Incorporated by reference to Registrant’s post-effective amendment No. 79 to the Registration Statement filed on May 1, 2006.
6.	Incorporated by reference to Registrant’s post-effective amendment No. 80 to the Registration Statement filed on April 30, 2007.
7.	Incorporated by reference to Registrant’s post-effective amendment No. 87 to the Registration Statement filed on September 27, 2010.
8.	Incorporated by reference to Registrant’s post-effective amendment No. 88 to the Registration Statement filed April 29, 2009.
9.	Incorporated by reference to Registrant’s post-effective amendment No. 91 to the Registration Statement filed on August 17, 2011.
10.	Incorporated by reference to Registrant’s post-effective amendment No. 93 to the Registration Statement filed on April 27, 2012.
11.	Incorporated by reference to Registrant’s post-effective amendment No. 95 to the Registration Statement filed on November 7, 2012.
12.	Incorporated by reference to Registrant’s post-effective amendment No. 103 to the Registration Statement filed on April 29, 2016.
13.	Incorporated by reference to Registrant’s post-effective amendment No. 105 to the Registration Statement filed on April 28, 2017.
14.	Incorporated by reference to Registrant’s post-effective amendment No. 108 to the Registration Statement filed on April 30, 2018.
15.	Incorporated by reference to Registrant’s post-effective amendment No. 110 to the Registration Statement filed on April 30, 2019.
16.	Incorporated by reference to Registration Statement No. 333-236783 of Columbia Acorn Trust on Form N-14 filed on February 28, 2020.
17.	Incorporated by reference to Registration Statement No. 333-236972 of Columbia Acorn Trust on Form N-14 filed on March 6, 2020.

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The Registrant undertakes to file the opinion of counsel supporting the tax consequences of the reorganizations required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, Columbia Acorn Trust, by the undersigned, duly authorized, in the City of Chicago, and State of Illinois on the 17th day of April, 2020.

COLUMBIA ACORN TRUST

By:	/S/ MATTHEW A. LITFIN
Matthew A. Litfin, Co-President

By:	/S/ LOUIS J. MENDES
Louis J. Mendes, Co-President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on dates indicated.

Name	Title	Date

/S/ LAURA M. BORN* Laura M. Born	Trustee

/S/ DAVID J. RUDIS* David J. Rudis	Trustee

/S/ MAUREEN M. CULHANE* Maureen M. Culhane	Trustee

/S/ MARGARET M. EISEN* Margaret M. Eisen	Trustee

/S/ JOHN C. HEATON* John C. Heaton	Trustee

/S/ CHARLES R. PHILLIPS* Charles R. Phillips	Trustee	April 17, 2020

/S/ LOUIS J. MENDES Louis J. Mendes	Co-President and Principal Executive Officer

/S/ JOHN M. KUNKA John M. Kunka	Vice President and Treasurer (Principal Financial Officer)

*	By:	/s/ Gwendolyn A. Williamson
	Name:	Gwendolyn A. Williamson** Attorney-in-fact

**

Executed by Gwendolyn A. Williamson on behalf of each of the Trustees pursuant to a Power of Attorney, dated February 7, 2020 and incorporated by reference to Registration Statement No. 333-236783 of Columbia Acorn Trust on Form N-14 filed with the Commission on February 28, 2020.

S-1

Exhibit Index

Exhibit No.	Description

(14)	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)